                                                                  EXECUTION COPY



                        RECEIVABLES PURCHASE AGREEMENT

                           dated as of July 14, 2000

                                     among

                         O&M FUNDING CORP., as Seller,

                   OWENS & MINOR MEDICAL, INC., as Servicer,

                 OWENS & MINOR, INC., as Parent and Guarantor,

                   FALCON ASSET SECURITIZATION CORPORATION,

                        RECEIVABLES CAPITAL CORPORATION

                                      and

                         LIBERTY STREET FUNDING CORP.,

                                 as Conduits,

                                 BANK ONE, NA,

                     BANK OF AMERICA, NATIONAL ASSOCIATION

                                      and

                            THE BANK OF NOVA SCOTIA

                              as Managing Agents,

         THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES HERETO,

                           as Financial Institutions

                                      and

                                 BANK ONE, NA,

                              as Collateral Agent

                               TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
ARTICLE I.  PURCHASE ARRANGEMENTS.......................................................        1
     Section 1.1.  Purchase Facility....................................................        1
     Section 1.2.  Increases............................................................        2
     Section 1.3.  Decreases............................................................        2
     Section 1.4.  Payment Requirements.................................................        3

ARTICLE II.  PAYMENTS AND COLLECTIONS...................................................        3
     Section 2.1.  Payments.............................................................        3
     Section 2.2.  Collections Prior to Amortization....................................        3
     Section 2.3.  Collections Following Amortization...................................        5
     Section 2.4.  Application of Collections...........................................        5
     Section 2.5.  Payment Rescission...................................................        6
     Section 2.6.  Maximum Purchaser Interests..........................................        6
     Section 2.7.  Clean Up Call........................................................        6

ARTICLE III.  CONDUIT FUNDING...........................................................        6
     Section 3.1.  Yield................................................................        6
     Section 3.2.  Payments.............................................................        6
     Section 3.3.  Calculation of Yield.................................................        7

ARTICLE IV.  FINANCIAL INSTITUTION FUNDING..............................................        7
     Section 4.1.  Financial Institution Funding Provisions.............................        7
     Section 4.2.  Yield Payments.......................................................        7
     Section 4.3.  Selection and Continuation of Tranche Periods........................        7
     Section 4.4.  Financial Institution Discount Rates.................................        8
     Section 4.5.  Suspension of the LIBO Rate..........................................        8

ARTICLE V.  REPRESENTATIONS AND WARRANTIES..............................................        9
     Section 5.1.  Representations and Warranties of Seller Parties.....................        9
     Section 5.2.  Financial Institution Representations and Warranties.................       13

ARTICLE VI.  CONDITIONS OF PURCHASES....................................................       13
     Section 6.1.  Conditions Precedent to Initial Purchase.............................       13
     Section 6.2.  Conditions Precedent to All Purchases and Reinvestment...............       13

ARTICLE VII.  COVENANTS.................................................................       14
     Section 7.1.  Affirmative Covenants of the Seller Parties..........................       14
     Section 7.2.  Negative Covenants of the Seller Parties.............................       22

ARTICLE VIII.  ADMINISTRATION AND COLLECTION............................................       24
     Section 8.1.  Designation of Servicer..............................................       24

                               TABLE OF CONTENTS
                                  (continued)

                                                                                             Page
                                                                                             ----
     Section 8.2.   Duties of Servicer....................................................     24
     Section 8.3.   Collection Notices....................................................     26
     Section 8.4.   Responsibilities of Seller............................................     26
     Section 8.5.   Reports...............................................................     26
     Section 8.6.   Servicing Fees........................................................     27

ARTICLE IX.  AMORTIZATION EVENTS..........................................................     27
     Section 9.1.   Amortization Events...................................................     27
     Section 9.2.   Remedies..............................................................     30

ARTICLE X.  INDEMNIFICATION...............................................................     30
     Section 10.1.  Indemnities by the Seller Parties.....................................     30
     Section 10.2.  Increased Cost and Reduced Return.....................................     36
     Section 10.3.  Other Costs and Expenses..............................................     36

ARTICLE XI.  THE AGENTS...................................................................     37
     Section 11.1.  Authorization and Action..............................................     37
     Section 11.2.  Delegation of Duties..................................................     37
     Section 11.3.  Exculpatory Provisions................................................     38
     Section 11.4.  Reliance by Agents....................................................     38
     Section 11.5.  Non-Reliance on Agents and Other Purchasers...........................     39
     Section 11.6.  Reimbursement and Indemnification.....................................     39
     Section 11.7.  Agents in their Individual Capacities.................................     39
     Section 11.8.  Successor Agent.......................................................     40

ARTICLE XII.  ASSIGNMENTS; PARTICIPATIONS.................................................     40
     Section 12.1.  Assignments...........................................................     40
     Section 12.2.  Participations........................................................     41
     Section 12.3.  Additional Purchase Groups............................................     42
     Section 12.4.  Extension of Liquidity Termination Date...............................     42
     Section 12.5.  Terminating Financial Institutions....................................     43
     Section 12.6.  Limitation on Assignments and Participations..........................     44

ARTICLE XIII.  MISCELLANEOUS..............................................................     44
     Section 13.1.  Waivers and Amendments................................................     44
     Section 13.2.  Notices...............................................................     45
     Section 13.3.  Ratable Payments......................................................     46
     Section 13.4.  Protection of Ownership Interests of the Purchasers...................     46
     Section 13.5.  Confidentiality.......................................................     47
     Section 13.6.  Bankruptcy Petition...................................................     47
     Section 13.7.  Limitation of Liability; Limitation on Payment; No Recourse...........     48

                               TABLE OF CONTENTS
                                  (continued)

                                                                                             Page
                                                                                             ----
     Section 13.8.  CHOICE OF LAW........................................................      48
     Section 13.9.  CONSENT TO JURISDICTION..............................................      48
     Section 13.10. WAIVER OF JURY TRIAL.................................................      49
     Section 13.11. Integration; Binding Effect; Survival of Terms.......................      49
     Section 13.12. Counterparts; Severability; Section References.......................      49
     Section 13.13. Agent Roles..........................................................      50
     Section 13.14. Characterization.....................................................      50

ARTICLE XIV.  PARENT'S PERFORMANCE GUARANTY..............................................      51
     Section 14.1.  Parent's Performance Guaranty........................................      51
     Section 14.2.  Subrogation; Subordination...........................................      53



                                   EXHIBITS

Exhibit I      Definitions
Exhibit II     Form of Purchase Notice
Exhibit III Places of Business of the Seller Parties; Locations of Records; Federal Employer Identification Number(s)
Exhibit IV     Names of Collection Banks; Collection Accounts
Exhibit V      Form of Compliance Certificate
Exhibit VI     Form of Collection Account Agreement
Exhibit VII    Form of Assignment Agreement
Exhibit VIII   Credit and Collection Policy
Exhibit IX     Form of Contract(s)
Exhibit X      Form of Monthly Report
Exhibit XI     Form of Joinder Agreement


                                   SCHEDULES

Schedule A     Commitments of Financial Institutions
Schedule B     Documents to Be Delivered to the Agents on or Prior to the
               Initial Purchase

                                     ANNEX

Annex A        Defined Terms for Section 9.1(j)
                                 --------------

                        RECEIVABLES PURCHASE AGREEMENT

          This Receivables Purchase Agreement dated as of July 14, 2000 (as amended, restated, supplemented or otherwise modified and in effect from time to time, this "Agreement") is among O&M Funding Corp., a Virginia corporation
            ----------
("Seller"), Owens & Minor, Inc., a Virginia corporation (the "Parent"), Owens &
--------                                                      ------
Minor Medical, Inc., a Virginia corporation ("O&M Medical"), as initial Servicer
                                              -----------
(the initial Servicer, together with the Seller and the Parent, the "Seller
                                                                     ------
Parties" and each a "Seller Party"), the funding entities listed on Schedule A
-------              ------------                                   ----------
to this Agreement (together with their respective successors and assigns hereunder, the "Financial Institutions"), Falcon Asset Securitization
                ----------------------
Corporation ("Falcon"), Receivables Capital Corporation ("RCC"), and Liberty
              ------                                      ---
Street Funding Corp. ("Liberty Funding", Falcon, RCC, and Liberty Funding being
                       ---------------
referred to collectively as the "Conduits", and together with the Financial
                                 --------
Institutions, the "Purchasers"), Bank One, NA, Bank of America, National
                   ----------
Association and The Bank of Nova Scotia (each, a "Managing Agent" and
                                                  ---------------
collectively, the "Managing Agents") and Bank One, NA, as collateral agent for
                   ---------------
the Purchasers hereunder or any successor collateral agent hereunder (together with its successors and assigns hereunder, the "Collateral Agent"). Unless
                                                ----------------
defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I.
                                       ---------

                            PRELIMINARY STATEMENTS

          Seller desires to transfer and assign Purchaser Interests to the Purchasers from time to time.

          The Conduits may, in their absolute and sole discretion, purchase Purchaser Interests from Seller from time to time.

          In the event that a Conduit declines to make any purchase, the Financial Institutions which are part of such Conduit's Purchase Group shall, at the request of Seller, purchase Purchaser Interests from time to time. In addition, the Financial Institutions in each Purchase Group have agreed to provide a liquidity facility to the Conduit in such Purchase Group in accordance with the terms of a Liquidity Agreement entered into by such Conduit with such Financial Institutions.

          Bank One, NA has been requested and is willing to act as Collateral Agent on behalf of the Conduits and the Financial Institutions in accordance with the terms hereof.

                                  ARTICLE I.
                             PURCHASE ARRANGEMENTS

          Section 1.1.    Purchase Facility.  Upon the terms and subject to the
                          -----------------
conditions hereof, Seller hereby sells and assigns Purchaser Interests to the Collateral Agent, for the benefit of the Purchasers, in all of its Receivables, Related Security, Collections, each Lock Box and each Collection Account, and proceeds of any of the foregoing, in each case, whether now owned or hereafter arising. In accordance with the terms and conditions set forth herein, each Conduit may, at its option, instruct the related Managing Agent to purchase on its behalf through the Collateral Agent, or if such Conduits shall decline to purchase, the Managing Agents shall purchase, on behalf of the applicable Financial Institutions through the Collateral Agent, Purchaser Interests from time to time in an aggregate amount not to exceed the Purchase Limit, and for each Purchase Group, in an aggregate amount not to exceed the Group Purchase Limit for such Purchase Group, during the period from the date hereof to but not including the Facility Termination Date, or, if applicable with respect to any Purchase Group, the Purchase Group Termination Date for such Purchase Group.

          Section 1.2.    Increases.  Seller shall provide each Managing Agent
                          ---------
with at least one (1) Business Day's prior notice in a form set forth as Exhibit
                                                                         -------
II hereto of each Incremental Purchase (collectively, a "Purchase Notice").
--                                                       ---------------
Each Purchase Notice shall be subject to Section 6.2 hereof and, except as set
                                         -----------
forth below, shall be irrevocable and shall specify the requested Purchase Price (which shall not be less than $3,000,000 in the aggregate for all Purchasers, and not less than $1,000,000 for each Purchase Group), date of purchase, and in the case of any Incremental Purchase to be funded by the Financial Institutions, the type of Discount Rate and Tranche Period. Following receipt of a Purchase Notice, each Managing Agent will determine whether the Conduit in its Purchase Group agrees to make the purchase. If any Conduit declines to make a proposed purchase, its Managing Agent shall promptly notify the Collateral Agent and the Seller and the Seller may cancel the Purchase Notice in its entirety or, in the absence of such a cancellation, the Incremental Purchase of the Purchaser Interest will be made by the Financial Institutions in such Conduit's Purchase Group. Each Incremental Purchase to be made hereunder shall be made ratably among the Purchase Groups in accordance with their Group Purchase Limits. On the date of each Incremental Purchase, upon satisfaction of the applicable conditions precedent set forth in Article VI, each Conduit or the applicable
                                  ----------
Financial Institutions, as applicable, shall make available to the related Managing Agent at its address listed beneath its signature on its signature page to this Agreement (or on the signature page of the Joinder Agreement pursuant to which it became a party hereto), for deposit to such account as the Seller designates from time to time, in immediately available funds, no later than 12:00 noon (Chicago time), an amount equal to (i) in the case of a Conduit, such Conduit's Pro Rata Share of the aggregate Purchase Price of the Purchaser Interests then being purchased or (ii) in the case of a Financial Institution, such Financial Institution's Pro Rata Share of the aggregate Purchase Price of the Purchaser Interests then being purchased.

          Section 1.3.    Decreases.  Seller shall provide each Managing Agent
                          ---------
with at least three (3) Business Days' prior written notice of any proposed reduction of Aggregate Capital from Collections (a "Reduction Notice"). Such
                                                    ----------------
Reduction Notice shall designate (i) the date (the "Proposed Reduction Date"),
                                                    -----------------------
which must be a Settlement Date unless all of the Purchaser Interests at such time are held by the Conduits and are accruing yield at the CP Rate (in which case such Proposed Reduction Date need not be a Settlement Date, but must be a Business Day), upon which any such reduction of Aggregate Capital shall occur (which date shall give effect to the applicable Required Notice Period), and
(ii) the amount of Aggregate Capital to be reduced which shall be applied by the Managing Agents ratably to the Purchaser Interests of the Conduits and the Financial Institutions in accordance with the amount of Capital (if any) owing to the Conduits, on the one hand, and the amount of Capital (if any) owing to the Financial Institutions on the other hand (in each case, ratably, based on their respective Capital Pro Rata Shares) (the "Aggregate Reduction"). Only one (1) Reduction Notice shall be
                   -------------------
outstanding at any time.

          Section 1.4.    Payment Requirements.  All amounts to be paid or
                          --------------------
deposited by any Seller Party pursuant to any provision of this Agreement shall be paid or deposited in accordance with the terms hereof no later than 12:00 noon (Chicago time) on the day when due in immediately available funds, and if not received before 12:00 noon (Chicago time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to a Purchaser they shall be paid to the related Managing Agent, for the account of such Purchaser, at its address listed beneath its signature on its signature page to this Agreement until otherwise notified by such Managing Agent. All computations of Yield and per annum fees hereunder and under the Fee Letter shall be made on the basis of a year of 360 days for the actual number of days elapsed. If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day.

                                  ARTICLE II.
                           PAYMENTS AND COLLECTIONS

          Section 2.1.    Payments.  Notwithstanding any limitation on recourse
                          --------
contained in this Agreement, Seller shall immediately pay to each Managing Agent when due, for the account of the related Purchaser or Purchasers (i) such fees as set forth in the Mandate Letter and the Fee Letter (which fees shall be sufficient to pay all fees owing to the Financial Institutions), (ii) all amounts payable as Yield, (iii) all amounts payable as Deemed Collections (which, subject to the servicing procedures set forth in Article VIII, shall be
                                                         ------------
applied to reduce outstanding Capital hereunder in accordance with Sections 2.2
                                                                   ------------
and 2.3 hereof), (iv) all amounts payable pursuant to Section 2.6, (v) all
    ---                                               -----------
amounts payable pursuant to Article X, if any, (vi) all Servicer costs and
                            ---------
expenses, including the Servicing Fee, in connection with servicing, administering and collecting the Receivables, such amounts to be paid to the Servicer on behalf of such Purchasers, (vii) all Broken Funding Costs and (viii) all Default Fees (collectively, the "Obligations"). If any Person fails to pay
                                     -----------
any of the Obligations when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid. Notwithstanding the foregoing, no provision of this Agreement, the Mandate Letter or the Fee Letter shall require the payment or permit the collection of any amounts hereunder in excess of the maximum permitted by applicable law. If at any time any Seller Party receives any Collections or is deemed to receive any Collections, such Seller Party shall immediately pay such Collections or Deemed Collections to a Collection Account and, at all times prior to such payment, such Collections shall be held in trust by such Seller Party for the benefit of the Purchasers, the Managing Agents and the Collateral Agent.

          Section 2.2.    Collections Prior to Amortization.  Prior to the
                          ----------------------------------
Amortization Date, the Purchaser Interest Percentage of any Collections and/or Deemed Collections received by the Servicer (after the initial purchase of a Purchaser Interest hereunder and on or prior to the Amortization Date) shall be set aside and held in trust by the Servicer for the payment of any accrued and unpaid Aggregate Unpaids, or for a Reinvestment or an Aggregate Reduction as provided in this Section 2.2. Upon each such receipt of the Purchaser Interest
                 -----------
Percentage of Collections by the Servicer, (i) the Servicer shall set aside the Termination Percentage of

Collections evidenced by the Purchaser Interests of each Terminating Financial Institution and (ii) the Seller hereby requests and the Purchasers (other than any Terminating Financial Institutions) hereby agree to make, simultaneously with such receipt, a reinvestment of funds (each, a "Reinvestment") with a
                                                     ------------
portion of the balance of each and every Collection that is part of any Purchaser Interest (other than any Purchaser Interests of Terminating Financial Institutions), such that after giving effect to such application of funds, the amount of Aggregate Capital immediately after such receipt and corresponding Reinvestment shall be equal to the amount of Aggregate Capital immediately prior to such receipt. On each CP Yield Settlement Date prior to the occurrence of the Amortization Date, the Servicer shall remit to the Managing Agents' respective accounts in accordance with the amount of Yield owed to each of the Conduits for the preceding Accrual Period, the amounts set aside during the preceding Accrual Period that have not been subject to a Reinvestment and apply such amounts (if not previously paid in accordance with Section 2.1) to pay Yield accrued
                                       -----------
pursuant to Section 3.1 on the Purchaser Interests of each Conduit during such
            -----------
Accrual Period. On each Settlement Date prior to the occurrence of the Amortization Date, the Servicer shall remit to the Managing Agents' respective accounts in accordance with the applicable Conduit Percentage of its Purchase Group, the amounts set aside during the preceding Settlement Period that have not been subject to a Reinvestment or applied to the making of an Aggregate Reduction or applied to the payment of Yield pursuant to Section 3.1 on a CP
                                                         -----------
Yield Settlement Date and apply such amounts (if not previously paid in accordance with Section 2.1) first, to reduce unpaid Obligations, and second, to
                -----------  -----                                    ------
reduce capital of all Purchaser Interests of Terminating Financial Institutions (including any Conduit treated as a Terminating Financial Institution pursuant to Section 12.5), applied ratably to each such Terminating Financial Institution
   ------------
according to its respective Termination Percentage. If such Terminating Financial Institution's Capital and Obligations shall be reduced to zero, any additional Collections received by the Servicer shall (i) if applicable, be remitted to the Managing Agents' respective accounts in accordance with the applicable Pro Rata Shares of the related Purchasers no later than 12:00 noon (Chicago time) to the extent required to fund any Aggregate Reduction on such Settlement Date and (ii) thereafter be remitted from the Servicer to Seller on such Settlement Date. In the event that, pursuant to Section 1.3, an Aggregate
                                                     -----------
Reduction is to take place on a date other than a Settlement Date, on the date of such Aggregate Reduction, the Servicer shall remit to the Managing Agents' respective accounts ratably in accordance with the Capital held by the Purchasers in each such Managing Agent's Purchase Group, out of the amounts set aside pursuant to this Section 2.2, an amount equal to such Aggregate Reduction
                       -----------
to be applied in accordance with Section 1.3. Each Terminating Financial
                                 -----------
Institution shall be allocated a ratable portion of Collections from the date of its becoming a Terminating Financial Institution (the "Termination Date") until
                                                       ----------------
such Terminating Financing Institution's Capital shall be paid in full. This ratable portion shall be calculated on the Termination Date of each Terminating Financial Institution as a percentage equal to (i) Capital of such Terminating Financial Institution outstanding on its Termination Date, divided by (ii) the
                                                           ------- --
Aggregate Capital outstanding on such Termination Date (the "Termination
                                                             -----------
Percentage"). Each Terminating Financial Institution's Termination Percentage
----------
shall remain constant prior to the Amortization Date. On and after the Amortization Date, each Termination Percentage shall be disregarded, and each Terminating Financial Institution's Capital shall be reduced ratably with all Financial Institutions in accordance with Section 2.3.
                                          -----------

          Section 2.3.    Collections Following Amortization.  On the
                          -----------------------------------
Amortization Date and on each day thereafter, the Servicer shall set aside and hold in trust, for the holder of each Purchaser Interest, all Collections received on such day (provided, however, that if such Amortization Date has
                      --------  -------
occurred solely because of the occurrence of the Liquidity Termination Date, the Servicer shall set aside and hold in trust only the Purchaser Interest Percentage of all such Collections) and an additional amount of funds of the Seller for the payment of any accrued and unpaid Obligations owed by Seller and not previously paid by Seller in accordance with Section 2.1. On and after the
                                                 -----------
Amortization Date, the Servicer shall (i) remit to the Managing Agents' respective accounts established for the benefit of the related Purchasers, in accordance with the applicable Capital Pro Rata Shares, the amounts set aside pursuant to the preceding sentence, and (ii) apply such amounts to reduce the Aggregate Capital and any other Aggregate Unpaids.

          Section 2.4.    Application of Collections.  If there shall be
                          --------------------------
insufficient funds on deposit for the Servicer to distribute funds in payment in full of the aforementioned amounts pursuant to Section 2.2 or 2.3 (as
                                               -----------    ---
applicable), the Servicer shall distribute funds:

          first, to the payment of the Servicer's reasonable out-of-pocket costs
          -----
     and expenses, including any servicing fee, in connection with servicing, administering and collecting the Receivables if Seller or one of its Affiliates is not then acting as the Servicer,

          second, to the reimbursement of the Collateral Agent's and each
          ------
     Managing Agent's costs of collection and enforcement of this Agreement,

          third, ratably to the payment of all accrued and unpaid fees under the
          -----
     Fee Letter and Yield;

          fourth, (if applicable) to the ratable reduction of the Aggregate
          ------
     Capital (without regard to any Termination Percentage);

          fifth, for the ratable payment of all other unpaid Obligations,
          -----
     provided that to the extent such Obligations relate to the payment of
     --------
     Servicer costs and expenses, including the Servicing Fee, when the Seller or one of its Affiliates is acting as the Servicer, such costs and expenses will not be paid until after the payment in full of all other Obligations, and sixth, after the Aggregate Unpaids have been indefeasibly reduced to
          -----
     zero, to the Seller.

          Collections applied to the payment of Aggregate Unpaids shall be distributed in accordance with the aforementioned provisions, and, giving effect to each of the priorities set forth in Section 2.4 above, shall be shared
                                       -----------
ratably (within each priority) among the Collateral Agent, the Managing Agents and the Purchasers in accordance with the amount of such Aggregate Unpaids owing to each of them in respect of each such priority.

          Section 2.5.    Payment Rescission.  No payment of any of the
                          ------------------
Aggregate Unpaids shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. Seller shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to the Collateral Agent (for application to the Person or Persons who suffered such rescission, return or refund) the full amount thereof, plus the Default Fee from the date of any such rescission, return or refunding.
----

          Section 2.6.    Maximum Purchaser Interests.  If the aggregate of the
                          ---------------------------
Purchaser Interests of the Purchasers exceeds 100%, Seller shall immediately pay to each Managing Agent within one Business Day after either (a) demand from the Collateral Agent or any Managing Agent or (b) the delivery of a Monthly Report or any interim report pursuant to Section 8.5 which shows that the aggregate of
                                  -----------
the Purchaser Interests exceeds 100%, such Managing Agent's Conduit Percentage of an amount to be applied to reduce the Aggregate Capital, such that after giving effect to such payment the aggregate of the Purchaser Interests equals or is less than 100%, it being acknowledged that the Seller shall only calculate the Purchaser Interests in connection with the making of an Incremental Purchase and the preparation of each Monthly Report and each interim report prepared pursuant to Section 6.2(a)(ii) or Section 8.5.
            ------------------    -----------

          Section 2.7.    Clean Up Call.  In addition to Seller's rights
                          -------------
pursuant to Section 1.3, Seller shall have the right (after providing written
            -----------
notice to the Managing Agents in accordance with the Required Notice Period), at any time following the reduction of the Capital to a level that is less than 10.0% of the original Purchase Limit, to repurchase from the Purchasers all, but not less than all, of the then outstanding Purchaser Interests. The purchase price in respect thereof shall be an amount equal to the Aggregate Unpaids through the date of such repurchase, payable in immediately available funds. Such repurchase shall be without representation, warranty or recourse of any kind by, on the part of, or against any Purchaser, any Managing Agent or the Collateral Agent.

                                 ARTICLE III.
                                CONDUIT FUNDING

          Section 3.1.    Yield.  Seller shall pay Yield with respect to the
                          -----
Capital associated with each Purchaser Interest of each Conduit for each day that any Capital in respect of such Purchaser Interest is outstanding; provided,
                                                                       --------
that any Purchaser Interest, or portion thereof, which, or an undivided interest in which, is being funded by the Financial Institutions of such Conduit's Purchase Group pursuant to such Conduit's Liquidity Agreement shall accrue Yield pursuant to Article IV. Each Purchaser Interest funded substantially with
            ----------
Pooled Commercial Paper of a Conduit will accrue Yield at the applicable CP Rate each day on a pro rata basis, based upon the percentage share the Capital in respect of such Purchaser Interest represents in relation to all assets held by such Conduit and funded substantially with Pooled Commercial Paper.

          Section 3.2.    Payments.  On each CP Yield Settlement Date, Seller
                          --------
shall pay to the Managing Agent (for the benefit of each Conduit in its Purchase Group) an aggregate amount equal to all accrued and unpaid Yield in respect of the Capital associated with all Purchaser Interests of such Conduit for the immediately preceding Accrual Period in accordance with Article II.

          Section 3.3.    Calculation of Yield.  On the third Business Day
                          --------------------
immediately preceding each CP Yield Settlement Date, each Conduit shall calculate the aggregate amount of Yield in respect of the Capital associated with all Purchaser Interests of such Conduit for the immediately preceding Accrual Period and shall notify Seller of such aggregate amount.

                                  ARTICLE IV.
                         FINANCIAL INSTITUTION FUNDING

          Section 4.1.    Financial Institution Funding Provisions.  Each
                          ----------------------------------------
Purchaser Interest of the Financial Institutions shall accrue Yield for each day during its Tranche Period at either the LIBO Rate or the Base Rate in accordance with the terms and conditions hereof. Until Seller gives notice to the Managing Agents of another Discount Rate in accordance with Section 4.4, the initial
                                                   -----------
Discount Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof shall be the Base Rate. If any Financial Institution acquires by assignment from the Conduit in its Purchase Group all or any portion of a Purchaser Interest (or an undivided interest therein) pursuant to such Conduit's Liquidity Agreement, each Purchaser Interest so assigned shall each be deemed to have a new Tranche Period commencing on the date of any such assignment.

          Section 4.2.    Yield Payments.  On each Monthly Settlement Date and
                          --------------
on the last day of the Tranche Period for each Purchaser Interest of the Financial Institutions, Seller shall pay to each Managing Agent (for the benefit of the Financial Institutions in its Purchase Group) an aggregate amount equal to the accrued and unpaid Yield for the period commencing with the last day Yield was paid with respect to such Purchaser Interest (or commencing with the date of creation of such Purchaser Interest or the first day of the Tranche Period of such Purchaser Interest, if Yield has not yet been paid with respect thereto) and ending on the date of payment, in accordance with Article II.
                                                               ----------

          Section 4.3.    Selection and Continuation of Tranche Periods.  (a)
                          ---------------------------------------------
With consultation from each related Managing Agent, Seller shall from time to time request Tranche Periods for the Purchaser Interests of the Financial Institutions; provided, however, that no more than seven (7) Tranche Periods for
              --------  -------
each Purchase Group shall be outstanding at any one time.

          (b) The Seller or the Collateral Agent, with the consent or at the direction of the Managing Agent for the Purchasers holding such Purchaser Interest, may, upon notice to and consent by the other received at least three
(3) Business Days prior to the last day of a Tranche Period (the "Terminating
                                                                  -----------
Tranche") for any Purchaser Interest, effective on such last day, (i) divide any
-------
such Purchaser Interest into multiple Purchaser Interests, or (ii) combine any such Purchaser Interest with one or more other Purchaser Interests which either have a Terminating Tranche ending on such day or are newly created on such day (subject to the Conduits' ability to accommodate such division or combination), provided, in no event may a Purchaser
                                           --------
Interest of a Conduit be combined with a Purchaser Interest of the Financial Institutions.

          Section 4.4.    Financial Institution Discount Rates.  The Seller may,
                          -------------------------------------
subject to the terms of this Agreement, select the LIBO Rate or the Base Rate for each Purchaser Interest of the Financial Institutions. Seller shall by 11:00 a.m. (Chicago time): (i) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Discount Rate and (ii) at least one (1) Business Day prior to the expiration of any Terminating Tranche with respect to which the Base Rate is being requested as a new Discount Rate, give each related Managing Agent irrevocable notice of the new Discount Rate for the Purchaser Interest associated with such Terminating Tranche. Until Seller gives notice to the Managing Agents of another Discount Rate, the initial Discount Rate for any Purchaser Interest transferred to Financial Institutions pursuant to the terms and conditions hereof shall be the Base Rate.

          Section 4.5.    Suspension of the LIBO Rate.  (a) If any Financial
                          ---------------------------
Institution notifies its related Managing Agent that it has determined that funding its Pro Rata Share of the Purchaser Interests of the Financial Institutions at a LIBO Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to match fund its Purchaser Interests at such LIBO Rate are not available or (ii) such LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Purchaser Interest at such LIBO Rate, then such Managing Agent shall notify the Collateral Agent and shall suspend the availability of such LIBO Rate and require Seller to select the Base Rate for any Purchaser Interest accruing Yield at such LIBO Rate, and the then current Tranche Period for such Purchaser Interest shall thereupon be terminated and a new Tranche Period based upon the Base Rate shall commence.

          (b) If less than all of the Financial Institutions give a notice to the Managing Agents pursuant to Section 4.5(a), each Financial Institution which
                                --------------
gave such a notice shall be obligated, at the request of Seller or such Financial Institution's Managing Agent (on behalf of the related Conduit or Conduits), to assign all of its rights and obligations hereunder to (i) another Financial Institution or (ii) another funding entity nominated by Seller that is acceptable to the related Conduit or Conduits and willing to participate in this Agreement and the related Liquidity Agreement through the Liquidity Termination Date in the place of such notifying Financial Institution; provided that (i) the
                                                           --------
notifying Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such notifying Financial Institution's Capital Pro Rata Share of the Capital and Yield owing to all of the Financial Institutions and all accrued but unpaid fees and other costs and expenses payable in respect of its Capital Pro Rata Share of the Purchaser Interests of the Financial Institutions, and (ii) the replacement Financial Institution otherwise satisfies the requirements of Section 12.1(b).
                                                    ---------------

                                  ARTICLE V.
                        REPRESENTATIONS AND WARRANTIES

          Section 5.1.    Representations and Warranties of Seller Parties.
                          ------------------------------------------------
Each Seller Party hereby represents and warrants to the Collateral Agent, the Managing Agents and the Purchasers, as to itself, that:

          (a) Corporate Existence and Power.  Such Seller Party is a corporation
              ----------------------------
duly organized, validly existing and in good standing under the laws of its state of incorporation, and is duly qualified to do business and is in good standing as a foreign corporation, and has and holds all corporate power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which failure to qualify would have a Material Adverse Effect on such Seller Party.

          (b) Power and Authority; Due Authorization Execution and Delivery.
              -------------------------------------------------------------
The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of Seller, Seller's use of the proceeds of purchases made hereunder, are within its corporate powers and authority and have been duly authorized by all necessary corporate action on its part. This Agreement and each other Transaction Document to which such Seller Party is a party has been duly executed and delivered by such Seller Party.

          (c) No Conflict.  The execution and delivery by such Seller Party of
              -----------
this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its certificate or articles of incorporation or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Seller Party or its Subsidiaries (except as created hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

          (d) Governmental Authorization.  Other than the filing of the
              --------------------------
financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

          (e) Actions, Suits.  There are no actions, suits or proceedings
              --------------
pending, or to the best of such Seller Party's knowledge, threatened, against or affecting such Seller Party, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Seller Party is not in default with respect to any order of any court, arbitrator or governmental body.

          (f) Binding Effect.  This Agreement and each other Transaction
              --------------
Document to which such Seller Party is a party constitute the legal, valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (g) Accuracy of Information.  All information heretofore furnished by
              -----------------------
such Seller Party or any of its Affiliates to the Collateral Agent, the Managing Agents or the Purchasers for purposes of or in connection with this Agreement, any Monthly Report, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Seller Party or any of its Affiliates to the Collateral Agent, the Managing Agents or the Purchasers will be, true and accurate in every material respect on the date such information is stated or certified (or, if such information specifies another date, such other date) and does not and will not contain any material misstatement of fact or omit to state a material fact necessary to make the statements contained therein not materially misleading.

          (h) Use of Proceeds.  No proceeds of any purchase hereunder will be
              ---------------
used (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any "margin stock," as such term is defined in Regulation U promulgated by the Board of Governors of the Federal Reserve System from time to time.

          (i) Good Title.  Immediately prior to each purchase hereunder, Seller
              ----------
shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller's ownership interest in each Receivable, its Collections and the Related Security.

          (j) Perfection.  This Agreement, together with the filing of the
              ----------
financing statements contemplated hereby, is effective to transfer to and create in favor of the Collateral Agent for the benefit of the relevant Purchaser or Purchasers (and the Collateral Agent for the benefit of such Purchaser or Purchasers shall acquire from Seller) a valid and perfected first priority undivided percentage ownership interest (or security interest) in each Receivable existing or hereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Collateral Agent's (on behalf of the Purchasers) ownership interest in the Receivables, the Related Security and the Collections.

          (k) Places of Business.  The principal places of business and chief
              ------------------
executive office of such Seller Party and the offices where it keeps all of its Records are located at the addresses listed on Exhibit III or such other locations of which the Collateral
                    -----------
Agent has been notified in accordance with Section 7.2(a) in jurisdictions where
                                           --------------
all action required by Section 13.4(a) has been taken and completed. Each Seller
                       ---------------
Party's State of incorporation and Federal Employer Identification Number is correctly set forth on Exhibit III.
                       -----------

          (l)  Collections. The conditions and requirements set forth in Section
               -----------                                               -------
7.1(j) and Section 8.2 have at all times been satisfied and duly performed.  The
------     -----------
names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of Seller at each Collection Bank and the post office box number of each Lock-Box, are listed on Exhibit IV. Seller has not granted
                                           ----------
any Person, other than the Collateral Agent as contemplated by this Agreement, dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

          (m)  Material Adverse Effect.  (i) The initial Servicer represents and
               -----------------------
warrants that since December 31, 1999, no event has occurred with respect to the initial Servicer that would have a material adverse effect on its financial condition or operations or its ability to perform its obligations under this Agreement, (ii) Seller represents and warrants that since the date of this Agreement, no event has occurred that would have a material adverse effect on
(A) the financial condition or operations of Seller, (B) the ability of Seller to perform its obligations under this Agreement or (C) the collectibility of the Receivables generally or any material portion of the Receivables, and (iii) the Parent represents and warrants that since December 31, 1999, no event has occurred with respect to the Parent that would have a material adverse effect on its financial condition or operations or its ability to perform its obligations under this Agreement.

          (n)  Names.  In the past five (5) years, Seller has not used any
               -----
corporate names, trade names or assumed names other than the name in which it has executed this Agreement.

          (o)  Ownership of Seller.  The Parent owns, directly or indirectly,
               -------------------
100% of the issued and outstanding capital stock of Seller, free and clear of any Adverse Claim. Such capital stock is validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of Seller.

          (p)  Not a Holding Company or an Investment Company. Such Seller Party
               ----------------------------------------------
is not a "holding company" or a "subsidiary holding company" of a "holding
          ---------------        --------------------------        -------
company" within the meaning of the Public Utility Holding Company Act of 1935,
-------
as amended, or any successor statute.  Such Seller Party is not an "investment
                                                                    ----------
company" within the meaning of the Investment Company Act of 1940, as amended,
-------
or any successor statute.

          (q)  Compliance with Law.  Such Seller Party has complied in all
               -------------------
respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject which if violated would have a Material Adverse Effect on such Seller Party. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without-limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation.

          (r)  Compliance with Credit and Collection Policy.  Such Seller Party
               --------------------------------------------
has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any material change to such Credit and Collection Policy, except such material change as to which the Collateral Agent has been notified in accordance with
Section 7.1(a)(vii).
-------------------

          (s)  Payments to Originators.  With respect to each Receivable
               -----------------------
transferred to Seller under the Receivables Sale Agreement, Seller has given reasonably equivalent value to the applicable Originator in consideration therefor, and no such transfer has been made for or on account of an antecedent debt. No transfer by any Originator under the Receivables Sale Agreement is or may be voidable under any section of the Bankruptcy Code.

          (t)  Enforceability of Contracts.  Each Contract with respect to each
               ---------------------------
Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

          (u)  Eligible Receivables.  Each Receivable included in the Net
               --------------------
Receivables Balance as an Eligible Receivable on the date of its purchase under the Receivables Sale Agreement was an Eligible Receivable on such purchase date, and, as of the date of each Monthly Report and Amortization Event Interim Report delivered pursuant to Section 8.5, each Receivable included in the Net
                      -----------
Receivables Balance on such Monthly Report or Amortization Event Interim Report was an Eligible Receivable.

          (v)  Net Receivables Balance.  Each Seller Party has determined that,
               -----------------------
immediately after giving effect to each Incremental Purchase hereunder, the Net Receivables Balance is at least equal to the sum of (i) the Aggregate Capital, plus (ii) the Aggregate Reserves.
----

          (w)  Accounting.  Each Seller Party accounts for the transactions
               ----------
contemplated by this Agreement and the Receivables Sale Agreements on its books and records and, for purposes of generally accepted accounting principles, as sales.

          (x)  Compliance with Representations.  On and as of the date of each
               -------------------------------
purchase of a Purchaser Interest hereunder and the date of each Reinvestment hereunder, each Seller Party hereby represents and warrants that all of the other representations and warranties made by it set forth in this Section 5.1
                                                                  -----------
are true and correct on and as of the date of such purchase or Reinvestment (and after giving effect to such purchase or Reinvestment) as though made on and as of each such date (except where such representation or warranty relates to an earlier date, in which case as of such earlier date).

          Section 5.2.  Financial Institution Representations and Warranties.
                        ----------------------------------------------------
Each Financial Institution hereby represents and warrants to the Collateral Agent, the Managing Agents and the Conduits that:

          (a)  Existence and Power.  Such Financial Institution is a corporation
               -------------------
or a banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all corporate power to perform its obligations hereunder.

          (b)  Binding Effect.  This Agreement constitutes the legal, valid and
               --------------
binding obligation of such Financial Institution enforceable against such Financial Institution in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                                  ARTICLE VI.
                            CONDITIONS OF PURCHASES

          Section 6.1.  Conditions Precedent to Initial Purchase.  The initial
                        -----------------------------------------
purchase of a Purchaser Interest under this Agreement is subject to the conditions precedent that (a) the Collateral Agent and each Managing Agent shall have received on or before the date of such purchase those documents listed on Schedule B, and (b) the Collateral Agent and each Managing Agent shall have
----------
received all fees and expenses required to be paid on such date pursuant to the terms of this Agreement, the Mandate Letter and the Fee Letter.

          Section 6.2.  Conditions Precedent to All Purchases and
                        -----------------------------------------
Reinvestment.  Each Incremental Purchase of a Purchaser Interest and each
-------------
Reinvestment shall be subject to the further conditions precedent that (a) in the case of each such Incremental Purchase or Reinvestment, the Servicer shall have delivered to the Managing Agents on or prior to the date of such Incremental Purchase or Reinvestment, in form and substance satisfactory to the Managing Agents, (i) all Monthly Reports and other reports as and when due under
Section 8.5 and (ii) upon the Collateral Agent's or any Managing Agent's
-----------
request, the Servicer shall have delivered to the Managing Agents at least two
(2) Business Days prior to any Incremental Purchase an interim report showing the amount of Eligible Receivables or such other form of report in form and substance reasonably satisfactory to the Managing Agents showing adequate information relating to the amount of Eligible Receivables; (b) the Facility Termination Date shall not have occurred; (c) the Collateral Agent and each Managing Agent shall have received such other approvals, opinions or documents as it may reasonably request; and (d) on the date of each such Incremental Purchase or Reinvestment, the following statements shall be true (and acceptance of the proceeds of such Incremental Purchase or Reinvestment shall be deemed a representation and warranty by Seller that such statements are then true):

          (i)   the representations and warranties set forth in Section 5.1 are
                                                                -----------
          true and correct on and as of the date of such Incremental Purchase or Reinvestment as though made on and as of such date;

          (ii) no event has occurred and is continuing, or would result from such Incremental Purchase or Reinvestment, that will constitute an Amortization Event, and no event has occurred and is continuing, or would result from such Incremental Purchase or Reinvestment, that would constitute a Potential Amortization Event; and

          (iii) the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed 100%.

It is expressly understood that each Reinvestment shall, unless otherwise directed by any Managing Agent or any Purchaser, occur automatically on each day that the Servicer shall receive any Collections without the requirement that any further action be taken on the part of any Person and notwithstanding the failure of Seller to satisfy any of the foregoing conditions precedent in respect of such Reinvestment. The failure of Seller to satisfy any of the foregoing conditions precedent in respect of any Reinvestment shall give rise to a right of the Collateral Agent, which right may be exercised at any time on demand of the Collateral Agent (with the consent or at the direction of the Required Financial Institutions), to rescind the related purchase and direct Seller to pay to the Collateral Agent on demand, for the benefit of the Purchasers, an amount equal to the Collections prior to the Amortization Date that shall have been applied to the affected Reinvestment.

                                 ARTICLE VII.
                                   COVENANTS

          Section 7.1.  Affirmative Covenants of the Seller Parties.  Until
                        -------------------------------------------
the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, as set forth below:

          (a) Financial Reporting.  Such Seller Party will maintain, for itself
              -------------------
and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to the Collateral Agent and the Managing Agents:

          (i)    Annual Reporting.  As soon as available and in any event within
                 ---------------
          90 days after the close of each fiscal year of the Parent, a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year, together with related consolidated statements of income and of cash flows for such fiscal year, setting forth in comparative form consolidated figures for the preceding fiscal year, all in reasonable detail and examined by KPMG Peat Marwick, or other independent certified public accountants of recognized national standing reasonably acceptable to the Collateral Agent and the Managing Agents and whose opinion shall be to the effect that such consolidated financial statements have been prepared in accordance with GAAP applied on a consistent basis (except for changes with which such accountants concur).

          (ii)   Quarterly Reporting.  As soon as available and in any event
                 -------------------
          within 45 days after the end of each of the first three fiscal quarters of the Parent, (i) a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal quarter, together with related consolidated statements of income and of cash flows, (ii) a condensed consolidating balance sheet of the Parent and its Subsidiaries as at the end of such fiscal quarter, together with related condensed consolidating statements of operations and of cash flows, all certified by its respective chief financial officer, controller or treasurer.

          (iii)  Compliance Certificate. Together with the financial statements
                 ----------------------
          required hereunder, a compliance certificate in substantially the form of Exhibit V signed by an Authorized Officer of each Seller Party and
             ---------
          dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

          (iv)   Shareholders Statements and Reports.  Promptly upon the
                 -----------------------------------
          furnishing thereof to the shareholders of such Seller Party copies of all financial statements, reports and proxy statements so furnished.

          (v)    Securities Exchange Commission Filings.  Promptly upon the
                 --------------------------------------
          filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which such Seller Party or any of its Subsidiaries files with the Securities and Exchange Commission.

          (vi)   Copies of Notices.  Promptly upon its receipt of any notice,
                 -----------------
          request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Collateral Agent, any Managing Agent or any Conduit, copies of the same.

          (vii)  Change in Credit and Collection Policy.  Prior to the
                 --------------------------------------
          effectiveness of any material change in or amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice indicating such change or amendment.

          (viii) Other Information.  Promptly, from time to time, such other
                 -----------------
          information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Seller Party as the Collateral Agent or any Managing Agent may from time to time reasonably request in order to protect the interests of the Collateral Agent, the Managing Agents, and the Purchasers under or as contemplated by this Agreement.

          (b) Notices.  Such Seller Party will notify the Collateral Agent and
              -------
each Managing Agent in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:

          (i)   Amortization Events or Potential Amortization Events. The
                ----------------------------------------------------
          occurrence of each Amortization Event and each Potential Amortization Event, by a statement of an Authorized Officer of such Seller Party.

          (ii)  Judgment and Proceedings.  (A) The entry of any judgment or
                ------------------------
          decree against (1) the Parent or the Servicer or any of their respective Subsidiaries if the amount of any such judgment or decree against the Parent or the Servicer or one of such Subsidiaries exceeds $500,000 or more in the aggregate (to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage), or (2) Seller; or (B) the institution of any litigation, arbitration proceeding or governmental proceeding against (1) the Seller, seeking relief in an amount equal to or exceeding $500,000, or seeking a temporary restraining order, preliminary or permanent injunction or similar relief against the Seller, or (2) any Seller Party, if such litigation or proceeding could reasonably be expected to have a Material Adverse Effect, or seeks to enjoin performance of or otherwise relates to the Transaction Documents.

          (iii) Material Adverse Effect.  The occurrence of any event or
                -----------------------
          condition that has, or could reasonably be expected to have, a Material Adverse Effect.

          (iv)  Receivables Sale Agreement Amortization Date.  The occurrence
                --------------------------------------------
          of the "Amortization Date" under and as defined in the Receivables
                  -----------------
          Sale Agreement.

          (v)   Defaults Under Other Agreements.  The occurrence of a default or
                -------------------------------
          an event of default under any other financing arrangements pursuant to which any Seller Party is a debtor or an obligor under which Indebtedness in excess of $10,000,000 in the aggregate for all such financing arrangements is outstanding.

          (c) Compliance with Laws and Preservation of Corporate Existence.
              ------------------------------------------------------------
Such Seller Party will comply in all material respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject which, if violated, would have a Material Adverse Effect on such Seller Party. Such Seller Party will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where failure to do so would have a Material Adverse Effect; provided, however, that the merger of the Servicer as
                         --------  -------
permitted by Section 12.1 or the merger of any Originator as permitted by
             ------------
Section 4.2(g) of the Receivables Sale Agreement shall not be prohibited by the
--------------
second sentence of this Section 7.1(c).
                        --------------

          (d) Audits.  Such Seller Party will furnish to the Collateral Agent
              ------
and each Managing Agent from time to time such information with respect to it and the Receivables as the Collateral Agent or such Managing Agent may reasonably request. Such Seller Party will, from time to time during regular business hours as requested by the Collateral Agent or such Managing Agent upon reasonable notice, permit the Collateral Agent or such Managing Agent, or its agents or representatives, and shall cause each Originator to permit the Collateral Agent or such Managing Agent or their respective agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Receivables and the Related Security, including, without limitation, the related Contracts; provided,
                                                                --------
however, that the Collateral Agent and the Managing Agents may not make and
-------
retain copies of any Contract, and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i)
                                                                     ----------
above, and to discuss matters relating to such Person's financial condition or the Receivables and the Related Security or any Person's performance under any of the Transaction Documents or any Person's performance under the Contracts (subject to confidentiality restrictions in the relevant Contracts) and, in each case, with any of the officers or employees of any Seller Party having knowledge of such matters. The Seller Parties shall be solely responsible for the reasonable costs of each such examination; provided, that so long as no
                                           --------
Amortization Event is outstanding, such Seller Party shall not be liable for the cost of more than one (1) such examination during any calendar year.

          (e)  Keeping and Marking of Records and Books.
               ----------------------------------------

          (i) The Servicer will, and will cause each Originator to, maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the identification of each new Receivable and all Collections of and adjustments to each existing Receivable); provided, however,
                                                           --------  -------
          that nothing in this sentence shall require any Seller Party to retain records for a period longer than seven (7) years after creation. The Servicer will, and will cause each Originator to, give the Collateral Agent and each Managing Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.

          (ii) Such Seller Party will (and will cause each Originator to) (A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Purchaser Interests with a legend, acceptable to the Collateral Agent and each Managing Agent, describing the Purchaser Interests, and (B) upon the request of the Collateral Agent or any Managing Agent while an Amortization Event is outstanding (x) mark each Contract with a legend describing the Purchaser Interests and (y) deliver to the Collateral Agent all Contracts (including, without limitation, all multiple originals of any such Contract) relating to the Receivables.

          (f)  Compliance with Contracts and Credit and Collection Policy.  Such
               ----------------------------------------------------------
Seller Party will, and will cause each Originator to, timely and fully (i) perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and (ii) comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

          (g)  Performance and Enforcement of Receivables Sale Agreements.
               ----------------------------------------------------------
Seller shall, and shall require each Originator to, perform each of their respective obligations and undertakings under and pursuant to the Receivables Sale Agreement, as applicable, shall purchase Receivables thereunder in strict compliance with the terms thereof and shall take all action necessary or reasonably appropriate to enforce the rights and remedies accorded to Seller under the Receivables Sale Agreement. Seller shall take all actions reasonably necessary to perfect and enforce its rights and interests (and the rights and interests of the Collateral Agent and the Purchasers as assignees of Seller) under the Receivables Sale Agreement as the Collateral Agent or any Managing Agent may from time to time reasonably request, including, without limitation,
                                                ---------  ------------------
making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Receivables Sale Agreement.

          (h)  Ownership.  The Seller and the Servicer shall take all necessary
               ---------
action to (i) vest legal and equitable title to the Receivables, the Related Security and the Collections purchased under the Receivables Sale Agreement irrevocably in Seller, free and clear of any Adverse Claims other than Adverse Claims in favor of the Collateral Agent and the Purchasers (including, without
                                                            ---------  -------
limitation, the filing of all financing statements or other similar instruments
----------
or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Seller therein as the Collateral Agent or any Managing Agent may reasonably request), and (ii) establish and maintain, in favor of the Collateral Agent, for the benefit of the Purchasers, a valid and perfected first priority undivided percentage ownership interest (and/or a valid and perfected first priority security interest) in all Receivables, Related Security and Collections to the full extent contemplated herein, free and clear of any Adverse Claims other than Adverse Claims in favor of the Collateral Agent for the benefit of the Purchasers (including, without limitation, the filing of all financing
                ---------  ------------------
statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Collateral Agent's (for the benefit of the Purchasers) interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of the Collateral Agent for the benefit of the Purchasers as the Collateral Agent or any Managing Agent may reasonably request).

          (i)  Purchasers' Reliance.  Each Seller Party acknowledges that the
               --------------------
Purchasers are entering into the transactions contemplated by this Agreement in reliance upon Seller's identity as a legal entity that is separate from each Originator. Therefore, from and after the date of execution and delivery of this Agreement, Seller shall take all reasonable steps, including, without limitation, all steps that the Collateral Agent, any Managing Agent or any Purchaser may from time to time reasonably request, to maintain Seller's identity as a separate legal entity and to make it manifest to third parties that Seller is an entity with assets and liabilities distinct from those of any Originator, or any Affiliates thereof and not merely a division of any Originator or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Seller shall:

               (A) conduct its own business in its own name and require that all full-time employees of Seller, if any, identify themselves as such and not as employees of any Originator;

               (B) compensate all employees, consultants and agents directly, from Seller's bank accounts, for services provided to Seller by such employees, consultants and agents and, to the extent any employee, consultant or agent of Seller is also an employee, consultant or agent of any Originator or any Affiliate thereof, allocate the compensation of such employee, consultant or agent between Seller and such Originator or such Affiliate, as applicable, on a basis that reflects the services rendered to Seller and such Originator or Affiliate, as applicable;

               (C) clearly identify its offices (by signage or otherwise) as its offices, and if such office is located in the offices of any Originator or any Affiliate thereof, Seller shall lease such office at a fair market rent;

               (D) have a separate telephone number, which will be answered in its own name, and separate stationery, invoices and checks in its own name;

               (E) conduct all transactions with each Originator and the Servicer (including, without limitation, any delegation of its obligations hereunder as Servicer) strictly on an arm's-length basis, allocate all overhead expenses (including, without limitation, telephone and other utility charges), if any, for items shared between Seller and the Originators on the basis of actual use to the extent practicable, if any, and, to the extent such allocation is not practicable, on a basis reasonably related to actual use;

               (F) at all times have a Board of Directors consisting of at least three members, at least one member of which is an Independent Director;

               (G) observe all corporate formalities as a distinct entity, and ensure that all corporate actions relating to (A) the selection, maintenance or replacement of the Independent Director, (B) the dissolution or liquidation of Seller or (C) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving Seller, are duly authorized by unanimous vote of its Board of Directors (including the Independent Director);

               (H) maintain Seller's books and records separate from those of any Originator and any Affiliate thereof and otherwise readily identifiable as its own assets rather than assets of the Originators and any Affiliates thereof;

               (I) prepare its financial statements, if any, separately from those of the Originators and ensure that any consolidated financial statements of any

               Originator or any Affiliate thereof that include Seller and that are filed with the Securities and Exchange Commission or any other governmental agency have notes stating to the effect that Seller is a separate corporate entity and that its assets will be available to satisfy the claims of the creditors of Seller and of no other Person;

               (J) except as herein specifically otherwise provided, maintain the funds or other assets of Seller separate from, and not commingled with, those of any Originator or any Affiliate thereof and only maintain bank accounts or other depository accounts to which the Seller alone is the account party, into which the Seller alone makes deposits and from which the Seller alone (or the Collateral Agent or Managing Agents hereunder) has the power to make withdrawals;

               (K) pay all of Seller's operating expenses, if any, from the Seller's own assets (except for certain payments by any Originator or other Persons pursuant to allocation arrangements that comply with the requirements of this Section 7.1(i));
                                                         --------------

               (L) maintain its corporate charter in conformity with this Agreement, such that it does not amend, restate, supplement or otherwise modify its Articles of Incorporation or By-Laws in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 7.1(i) of this Agreement;
                                   --------------

               (M) maintain the effectiveness of, and continue to perform under the Receivables Sale Agreement, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify the Receivables Sale Agreement, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under the Receivables Sale Agreement or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Collateral Agent and each Managing Agent;

               (N) maintain at all times Tangible Net Worth greater than or equal to $10,000,000 and refrain from making any dividend, distribution, redemption of capital stock or payment of any subordinated indebtedness which would cause its Tangible Net Worth to be less than $15,000,000; and

               (O) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the opinion issued by Hunton & Williams, as counsel for Seller, in connection with the closing or initial purchase under this Agreement and relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.

          (j) Collections.  Such Seller Party shall cause (1) all proceeds from
              -----------
all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be at all times, subject to a Collection Account Agreement that is in full force and effect; provided,
                                                                    --------
however, that with respect to the Collection Accounts existing on the date of
-------
this Agreement and not subject to an Existing Collection Account Agreement, such Collection Account need not be subject to a Collection Account Agreement until the date 90 days after the date of this Agreement; and, provided further, that
                                                        -------- -------
with respect to each Existing Collection Account Agreement, such agreement shall have been assigned to the Collateral Agent on or prior to the date of the initial Incremental Purchase (in the case of each Existing Collection Account Agreement with Bank of America, National Association or Bank One, NA), or shall be replaced by a new Collection Account Agreement on or prior to the date thirty
(30) days after the date of this Agreement, and in the case of the Collection Account Agreements assigned to the Collateral Agent on or before the date of the initial Incremental Purchase, shall be replaced by a new Collection Account Agreement on or prior to the date 90 days after the date of this Agreement. In the event any payments relating to Receivables are remitted directly to Seller or any Affiliate of Seller, Seller shall remit (or shall cause all such payments to be remitted by any such Affiliate) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof and, at all times prior to such remittance, Seller shall itself hold or, if applicable, shall cause such payments to be held by any such Affiliate, in trust for the benefit of the Collateral Agent, the Managing Agents and the Purchasers to the extent of the Purchaser Interests. Seller shall maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box and Collection Account and shall not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to the Collateral Agent as contemplated by this Agreement. Only Collections of Receivables shall be deposited into the Collection Accounts.

          (k) Taxes.  Such Seller Party shall file all tax returns and reports
              -----
required by law to be filed by it and shall promptly pay all material taxes and governmental charges (including any such taxes or governmental charges the nonpayment of which could result in a Lien on the Receivables or the Related Security) at any time owing; provided, however, that no Seller Party shall be
                             --------  -------
required to pay any such taxes or governmental charges which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books, unless the failure to make any such payment (1) in
                             ------
the case of any Seller Party, shall give rise to an immediate right to foreclosure on an Adverse Claim securing such amounts, (2) in the case of the Seller, shall result in the attachment of an Adverse Claim securing such amounts in excess of $100,000 in the aggregate, or in the case of the Originators, shall result in the attachment of Adverse Claims securing such amounts in excess of $1,000,000 in the aggregate, or (3) could reasonably be expected to have a Material Adverse Effect. Seller will pay when due any taxes payable in connection with the Receivables, exclusive of Excluded Taxes.

          (l) Payment to Originators.  With respect to any Receivable purchased
              ----------------------
by Seller from any Originator, such sale shall be effected under, and in strict compliance with the terms of, the Receivables Sale Agreement, including, without
                                                              ---------  -------
limitation, the terms relating to the amount and timing of payments to be made
----------
to such Originator in respect of the purchase price for such Receivable.

          (m) Corporate Ownership.  The Seller shall remain a wholly-owned,
              -------------------
direct or indirect Subsidiary of the Parent.

          Section 7.2.    Negative Covenants of the Seller Parties.  Until the
                          ----------------------------------------
date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, that:

          (a) Name Change, Offices and Records.  Such Seller Party will not
              --------------------------------
change its name, identity or corporate structure (within the meaning of Section 9-402(7) of any applicable enactment of the UCC) or relocate its chief executive office or any office where corporate credit management is administered unless it shall have: (i) given the Collateral Agent and each Managing Agent at least forty-five (45) days' prior written notice thereof and (ii) delivered to the Collateral Agent and each Managing Agent all financing statements, instruments and other documents requested by the Collateral Agent or any Managing Agent in connection with such change or relocation.

          (b) Change in Payment Instructions to Obligors.  Such Seller Party
              ------------------------------------------
will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless the Collateral Agent and each Managing Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; provided, however, that the Servicer may make
                                --------  -------
changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

          (c) Modifications to Receivables and Credit and Collection Policy.
              -------------------------------------------------------------
Such Seller Party will not make any change to the Credit and Collection Policy that could materially and adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, without the prior consent of the Collateral Agent and each Managing Agent. The Collateral Agent and each Managing Agent agree to consent or withhold consent to any such change within thirty (30) days of receiving written notice of such proposed change. Except as provided in Section 8.2(d), the Servicer will not,
                                        --------------
and will not permit any Originator to, extend, amend or otherwise modify the terms of any Receivable or any invoice related thereto other than in accordance with the Credit and Collection Policy.

          (d) Sales, Liens.  Seller shall not sell, assign (by operation of law
              ------------
or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, (1) the creation of the interests therein in favor of the Collateral Agent and the Purchasers provided for herein, or (2) an Adverse Claim resulting from the nonpayment of taxes which is permitted to exist under Section 7.1(k)), and Seller shall defend the right,
                            --------------
title and interest of the Collateral Agent and the Purchasers in, to and under any of the foregoing property, against all claims of third parties claiming through or under Seller or any Originator. Seller shall not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any inventory the sale or lease of which would give rise to a Receivable.

          (e) Receivables Sale Agreement Amortization Date Determination.
              ----------------------------------------------------------
Seller shall not designate an "Amortization Date" (under and as defined in the Receivables Sale Agreement), or send any written notice to any Originator in respect thereof, without the prior written consent of the Collateral Agent and each Managing Agent, except with respect to the occurrence of any such an Amortization Date arising pursuant to Section 5.1(d) of the Receivables Sale
                                      --------------
Agreement.

          (f) Nature of Business; Other Agreements; Other Indebtedness.  The
              --------------------------------------------------------
Seller shall not engage in any business or activity of any kind or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking other than the transactions contemplated and authorized by this Agreement and the Receivables Sale Agreement. Without limiting the generality of the foregoing, the Seller shall not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (i) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) the incurrence of obligations under this Agreement,
(iii) the incurrence of obligations, as expressly contemplated in the Receivables Sale Agreement, to make payment to the Originators thereunder for the purchase of Receivables from the Originators under such Receivables Sale Agreement, (iv) the incurrence of obligations under a loan, from time to time, from the Originators, and (v) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated in Section
                                                                  -------
7.1(i). In the event the Seller shall at any time borrow a loan under the Receivables Sale Agreement or under any other loan or financial accommodation from any Originator, the obligations of the Seller in connection with any such borrowing shall be subordinated to the obligations of the Seller to the Purchasers, the Managing Agents and the Collateral Agent under this Agreement, on such terms as shall be satisfactory to the Managing Agents.

          (g) Merger.  The Seller shall not merge or consolidate with or into,
              ------
or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or any material part of its assets (whether now owned or hereafter acquired) to, or acquire all or any material part of the assets of, any Person.

                                 ARTICLE VIII.
                         ADMINISTRATION AND COLLECTION

          Section 8.1. Designation of Servicer. (a) The servicing,
                       -----------------------
administration and collection of the Receivables shall be conducted by such Person (the "Servicer") so designated from time to time in accordance with this
             --------
Section 8.1.  O&M Medical is hereby designated as, and hereby agrees to perform
-----------
the duties and obligations of, the Servicer pursuant to the terms of this Agreement. The Collateral Agent (with the consent or at the direction of the Required Financial Institutions) may at any time designate as Servicer any Person to succeed O&M Medical or any successor Servicer. O&M Medical will not resign as Servicer without the prior written consent of the Collateral Agent and the Required Financial Institutions, provided that the consent of the Collateral
                                     --------
Agent and the Required Financial Institutions is not required for a merger of O&M Medical with another directly or indirectly wholly-owned Subsidiary of the Parent (other than the Seller) so long as the conditions with respect to such a merger set forth in the proviso to Section 12.1(a) have been satisfied.
                                   ---------------

          (b) The Servicer may delegate its duties and obligations hereunder to any subservicer (each, a "Sub-Servicer"); provided that, in each such
                          ------------
delegation: (i) such Sub-Servicer shall agree in writing to perform the duties and obligations of the Servicer pursuant to the terms hereof, (ii) the Servicer shall remain primarily liable to the Collateral Agent, the Managing Agents and the Purchasers for the performance of the duties and obligations so delegated,
(iii) the Seller, the Collateral Agent, the Managing Agents and the Purchasers shall have the right to look solely to the Servicer for performance, and (iv) the terms of any agreement with any Sub-Servicer shall provide that the Collateral Agent, with the consent or at the direction of the Required Financial Institutions, may terminate such agreement upon the termination of the Servicer hereunder by giving notice of its desire to terminate such agreement to the Servicer (and the Servicer shall provide appropriate notice to such Sub-Servicer). O&M Medical, at all times that it is the Servicer, shall be responsible for providing any sub-servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement.

          (c) So long as the Servicer is O&M Medical, (i) O&M Medical shall be and remain primarily liable to the Collateral Agent and the Purchasers for the full and prompt performance of all duties and responsibilities of the Servicer hereunder; (ii) the Collateral Agent and the Purchasers shall be entitled to deal exclusively with O&M Medical in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder; and (iii) the Collateral Agent and the Purchasers shall not be required to give notice, demand or other communication to any Person other than O&M Medical in order for communication to the Servicer and its sub-servicer or other delegate with respect thereto to be accomplished.

          Section 8.2. Duties of Servicer. (a) The Servicer shall take or
                       ------------------
cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

          (b) The Servicer will instruct all Obligors to pay all Collections directly to a Lock-Box or Collection Account. The Servicer shall effect a Collection Account Agreement with each Collection Account Bank. In the case of any remittances received in any Lock-Box or Collection Account that shall have been identified, to the satisfaction of the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. From and after the date the Collateral Agent delivers to any Collection Bank a Collection Notice pursuant to Section 8.3, the
                                                                -----------
Collateral Agent may request that the Servicer, and the Servicer thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new depositary account specified by the Collateral Agent and, at all times thereafter, Seller and the Servicer shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit to such new depositary account any cash or payment item other than Collections. No Collection Account Agreement may be amended, terminated or otherwise modified without the prior written consent of the Collateral Agent; provided, however, that so long as no Amortization Event is outstanding, the
--------  -------
Servicer may close a Collection Account without such prior written consent if the Obligors who otherwise would have made payments to such Collection Account have been directed to make payments to another Collection Account with respect to which a Collection Account Agreement has been entered into.

          (c) The Servicer shall administer the Collections in accordance with the procedures described herein and in Article II. The Servicer shall set aside
                                       ----------
and hold in trust for the account of Seller and the Purchasers their respective shares of the Collections of Receivables in accordance with Article II;
                                                            ----------
provided, that nothing in this sentence shall require the Servicer to segregate
--------
Collections on a daily basis from its other funds. The Servicer shall, upon the request of the Collateral Agent, with the consent or at the direction of the Required Financial Institutions, segregate, in a manner acceptable to the Collateral Agent and the Required Financial Institutions, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Servicer or Seller prior to the remittance thereof in accordance with Article II. If the Servicer shall be required to segregate
                ----------
Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the Collateral Agent such allocable share of Collections of Receivables set aside for the Purchasers on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

          (d) The Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Servicer determines to be appropriate to maximize Collections thereof; provided, however, that such extension or adjustment shall
                     --------  -------
not alter the status of such Receivable as a Delinquent Receivable or Defaulted Receivable or limit the rights of the Collateral Agent or the Purchasers under this Agreement. Notwithstanding anything to the contrary contained herein, while an Amortization Event is outstanding the Collateral Agent, with the consent or at the direction of the Required Financial Institutions, shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.

          (e) The Servicer shall hold in trust for Seller and the Purchasers all Records that (i) evidence or relate to the Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable upon demand of the Collateral Agent, with the consent or at the direction of the Required Financial Institutions, deliver or make available to the Collateral Agent all such Records, at a place selected by the Collateral Agent, with the consent or at the direction of the Required Financial Institutions. The Servicer shall, as soon as practicable following receipt thereof turn over to Seller any cash collections or other cash proceeds received not constituting Receivables, Related Security, Collections or proceeds of any of the foregoing. The Servicer shall, from time to time at the request of any Purchaser, furnish to the Purchasers (promptly after any such request) a calculation of the amounts set aside for the Purchasers pursuant to Article II.
                       ----------

          Section 8.3. Collection Notices. The Collateral Agent, with the
                       ------------------
consent or at the direction of the Required Financial Institutions, is authorized at any time after the occurrence of an Amortization Event to date and to deliver to the Collection Banks the Collection Notices. Seller hereby transfers to the Collateral Agent for the benefit of the Purchasers, effective when the Collateral Agent delivers such notice, the exclusive ownership and control of each Lock-Box and each Collection Account. In case any authorized signatory of Seller whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. Seller hereby authorizes the Collateral Agent, and agrees that the Collateral Agent shall be entitled, to (i) endorse Seller's name on checks and other instruments representing Collections, (ii) enforce the Receivables, the related Contracts and the Related Security, and (iii) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Collateral Agent, for the benefit of the Purchasers, rather than Seller.

          Section 8.4. Responsibilities of Seller. Anything herein to the
                       ---------------------------
contrary notwithstanding, the exercise by the Collateral Agent, the Managing Agents and the Purchasers of their rights hereunder shall not release the Servicer, any Originator or Seller from any of their duties or obligations with respect to any Receivables or under the related Contracts. Neither the Collateral Agent, any Managing Agent nor the Purchasers shall have any obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of Seller.

          Section 8.5. Reports. The Servicer shall prepare and forward to each
                       -------
Managing Agent on the fifteenth (15th) day of each month, a Monthly Report accompanied by, if the Collateral Agent or any Managing Agent shall request, a listing by Obligor of all Receivables together with an aging of such Receivables, and at such more frequent times as any Managing Agent shall request upon five (5) Business Days' notice, a report showing the amount of Eligible Receivables as of the end of the month covered by the most recent Monthly Report, sales net of credits since such date and Collections since such date, or such other form of report in form and substance reasonably satisfactory to the Managing Agents with respect to the amount of Eligible Receivables. After an Amortization Event has occurred, at any time that the Collateral Agent or any Managing Agent shall request upon five (5) Business Days' notice, the Servicer shall prepare and forward to each Managing Agent an interim report setting forth all of the items covered in a Monthly Report, as of the date of such request, and in the same format as a Monthly Report (any such report, an "Amortization
                                                                 ------------
Event Interim Report").
--------------------

          Section 8.6. Servicing Fees. In consideration of O&M Medical's
                       --------------
agreement to act as Servicer hereunder, the Purchasers hereby agree that, so long as O&M Medical shall continue to perform as Servicer hereunder, the Seller shall pay over to O&M Medical on each Monthly Settlement Date a fee (the "Servicing Fee") equal to (i) one half of one percent (0.50%) of the average
--------------
daily Net Receivables Balance during the preceding Collection Period, times (ii) 1/12, as compensation for its servicing activities.

                                  ARTICLE IX.

                              AMORTIZATION EVENTS

          Section 9.1. Amortization Events. The occurrence of any one or more of
                       -------------------
the following events shall constitute an Amortization Event:

          (a) Any Seller Party shall fail (i) to make any payment or deposit required hereunder when due and, for any such payment or deposit which is not in respect of Capital, such failure continues for two (2) Business Days, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph (a) or in paragraph (e)) and such
               ----------
failure shall continue for five (5) consecutive Business Days.

          (b) Any representation or warranty made by any Seller Party in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made.

          (c) (i) Failure of Seller to pay any Indebtedness when due; (ii) failure of any other Seller Party or Parties to make any payment or payments when due (after giving effect to any applicable grace period) with respect to Indebtedness with an aggregate principal amount in excess of $10,000,000 for all such Seller Parties; (iii) the default by any Seller Party or Parties in the performance of any term, provision or condition contained in any agreement or agreements under which any Indebtedness with an aggregate principal amount in excess of $10,000,000 for all such Seller Parties was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or (iv) any such Indebtedness of any Seller Party or Parties shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

          (d) (i) Any Seller Party or any of its Subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; (ii) any proceeding shall be instituted by or against any Seller Party or any of its Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property which proceeding shall remain undismissed or unstayed for a period of thirty (30) days; or (iii) any Seller Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth in clause (i) or (ii) above in this
                                          ----------    ----
subsection (d).
--------------

          (e) Seller shall fail to comply with the terms of Section 2.6.
                                                            -----------

          (f) As at the end of any calendar month: (i) the average of the Delinquency Ratios as of the end of such month and the two preceding months shall exceed 30%; or (ii) the average of the Default Proxy Ratios as of the end of such month and the two preceding months shall exceed 4.5%; or (iii) the average of the Dilution Ratios as of the end of such month and the two preceding months shall exceed 3.5%.

          (g) A Change of Control shall occur with respect to any Seller Party.

          (h) One or more final judgments for the payment of money shall be entered against Seller or one or more final judgments for the payment of money (in excess of $10,000,000 in the aggregate for all such judgments) shall be entered against any other Seller Party or Parties on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

          (i) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of the Seller or the Servicer, or the Collateral Agent for the benefit of the Purchasers shall cease to have a valid and perfected first priority security interest in the Receivables, the Related Security and the Collections with respect thereto.

          (j) (i)  Consolidated Current Ratio.  As of the end of any fiscal
                   --------------------------
quarter of the Parent, the Consolidated Current Ratio shall be less than 1.40 to 1.0.

          (ii) Consolidated Net Worth.  Consolidated Net Worth shall be less
               ----------------------
          than the sum of (A) $267,000,000 plus (B) as of the end of each fiscal
                                           ----
          quarter beginning with the fiscal quarter ended March 31, 2000, an amount equal to fifty percent (50%) of Consolidated Net Income (to the extent positive) for such fiscal quarter, such increases to be cumulative, plus (C) an amount equal to one hundred percent (100%) of
                      ----
          the net proceeds from Equity Transactions occurring after the Closing Date.

          (iii)  Consolidated Total Leverage Ratio.  As of the end of any fiscal
                 ---------------------------------
          quarter of the Parent set forth below, the Consolidated Total Leverage Ratio shall be greater than the ratio set forth below:

         __________________________________________________________
              Fiscal Quarter End         Consolidated Total
                                         Leverage Ratio
         __________________________________________________________

         __________________________________________________________
              Fiscal Quarter End         Consolidated Total
                                         Leverage Ratio
         __________________________________________________________

         __________________________________________________________
          March 31, 2000                       3.75
         __________________________________________________________
          June 30, 2000                        3.75
         __________________________________________________________
          September 30, 2000                   3.75
         __________________________________________________________
          December 31, 2000                    3.50
         __________________________________________________________
          March 31, 2001                       3.25
         __________________________________________________________
          June 30, 2001                        3.25
         __________________________________________________________
          September 30, 2001                   3.25
         __________________________________________________________
          December 31, 2001                    3.25
         __________________________________________________________
          March 31, 2002                       3.25
         __________________________________________________________
          June 30, 2002                        3.25
         __________________________________________________________
          September 30, 2002                   3.25
         __________________________________________________________
          December 31, 2002 and thereafter     3.00
         __________________________________________________________

          (iv) Consolidated Fixed Charge Coverage Ratio.  As of the end of any
               ----------------------------------------
          fiscal quarter of the Parent set forth below, the Consolidated Fixed Charge Coverage Ratio shall be less than the ratio set forth below:


         __________________________________________________________
              Fiscal Quarter End         Consolidated Total
                                         Leverage Ratio
         __________________________________________________________

         __________________________________________________________
          March 31, 2000                       1.30
         __________________________________________________________
          June 30, 2000                        1.30
         __________________________________________________________
          September 30, 2000                   1.30
         __________________________________________________________
          December 31, 2000                    1.40
         __________________________________________________________
          March 31, 2001                       1.40
         __________________________________________________________
          June 30, 2001                        1.40
         __________________________________________________________
          September 30, 2001                   1.40
         __________________________________________________________
          December 31, 2001                    1.45
         __________________________________________________________
          March 31, 2002                       1.45
         __________________________________________________________
          June 30, 2002                        1.45
         __________________________________________________________
          September 30, 2002                   1.45
         __________________________________________________________
          December 31, 2002 and thereafter     1.50
         __________________________________________________________

Capitalized terms used in this paragraph (j) shall have the meanings specified in Annex A hereto.

          (k) (i) The "Amortization Date" under and as defined in the
                       -----------------
Receivables Sale Agreement shall occur, or (ii) any Originator shall for any reason cease to transfer, or cease to have the legal capacity to transfer, or otherwise be incapable of transferring Receivables to Seller under the Receivables Sale Agreement; provided, that no Amortization Event shall result
                            --------
under this clause (ii) from the merger of any Originator with or into any other
           -----------
Originator.

          (l) The Parent shall fail to perform or observe any term, covenant or agreement required to be performed by it under Article XIV, or the terms of
                                               -----------
Article XIV shall cease to be effective or to be the legally valid, binding and
-----------
enforceable obligation of the Parent, or the Parent shall directly or indirectly contest in any manner such effectiveness, validity, binding nature or enforceability.

          Section 9.2. Remedies. Upon the occurrence and during the continuation
                       --------
of an Amortization Event, the Collateral Agent may with the consent of, and shall, upon the direction of, the Required Financial Institutions, take any of the following actions (with written notice to the Seller): (i) declare the Amortization Date to have occurred, whereupon the Amortization Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Seller Party; provided, however, that upon the occurrence of an Amortization Event described in Section 9.1(d), or of
                                                          --------------
an actual or deemed entry of an order for relief with respect to any Seller Party under the Bankruptcy Code, the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Seller Party, (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any of the Aggregate Unpaids outstanding at such time, (iii) deliver the Collection Notices to the Collection Banks, (iv) notify Obligors of the Purchasers' interest in the Receivables, and (v) require more frequent reporting as contemplated by Section 8.5.
                   -----------

The aforementioned rights and remedies shall be in addition to all other rights and remedies of the Collateral Agent and the Purchasers available under this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                  ARTICLE X.
                                INDEMNIFICATION

          Section 10.1. Indemnities by the Seller Parties. (a) Without limiting
                        ---------------------------------
any other rights that the Collateral Agent, any Managing Agent or any Purchaser may have hereunder or under applicable law, (A) Seller hereby agrees to indemnify the Collateral Agent, the Managing Agents and each Purchaser and their respective assigns, officers, directors, agents and employees (each an "Indemnified Party") from and against any and all damages, losses, claims,
 -----------------
taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys' fees (which attorneys may be employees of the Collateral Agent, the Managing Agents or such Purchaser) and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded
                                             -------------------
against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by a Purchaser of an interest in the Receivables, and (B) the Servicer hereby agrees to indemnify each Indemnified Party for Indemnified Amounts awarded against or incurred by any of them arising out of any breach by the Servicer of a representation, warranty, covenant or obligation made by the Servicer hereunder or under any other Transaction Document excluding, however, in all of the foregoing instances under the preceding clauses (A) and (B):
                    -----------     ---

          (i) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;

          (ii) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible solely on account of the insolvency, bankruptcy or financial inability to pay of the related Obligor; or

          (iii)   any Excluded Taxes;

provided, however, that nothing contained in this sentence shall limit the
--------  -------
liability of any Seller Party or limit the recourse of the Purchasers to any Seller Party for amounts otherwise specifically provided to be paid by such Seller Party under the terms of this Agreement.

          Without limiting the generality of the foregoing indemnification, each Seller Party shall indemnify the Collateral Agent, the Managing Agent and the Purchasers for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to Seller or the Servicer) relating to or resulting from:

          (i) any representation or warranty made by such Seller Party or any Originator (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other information or report delivered by any such Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;

          (ii) the failure by the Seller, the Servicer or any Originator to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of the Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

          (iii) any failure of the Seller, the Servicer or any Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

          (iv) any products liability, personal injury, damage or similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

          (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services;

          (vi) the commingling of Collections of Receivables at any time with other funds;

          (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, the use of the proceeds of an Incremental Purchase or Reinvestment, the ownership of the Purchaser Interests or any other investigation, litigation or proceeding relating to Seller, the Servicer or any Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

          (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

          (ix)    any Amortization Event described in Section 9.1(d);
                                                      --------------

          (x) any failure of the Seller to acquire and maintain legal and equitable title to, and ownership of any Receivable and the Related Security and Collections with respect thereto from any Originator, free and clear of any Adverse Claim (other than as created hereunder); or any failure of Seller to give reasonably equivalent value to any Originator under the Receivables Sale Agreement in consideration of the transfer by such Originator of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;

          (xi) any failure to vest and maintain vested in the Collateral Agent for the benefit of the Purchasers, or to transfer to the Collateral Agent for the benefit of the Purchasers, legal and equitable title to, and ownership of, a first priority undivided percentage ownership and/or security interest (to the extent of the Purchaser Interests contemplated hereunder) in the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim (except as created by the Transaction Documents);

          (xii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Incremental Purchase or Reinvestment or at any subsequent time;

          (xiii) any action or omission by any Seller Party which reduces or impairs the rights of the Collateral Agent or the Purchasers with respect to any Receivable or the value of any such Receivable;

          (xiv) any attempt by any Person (other than a Purchaser) to void any Incremental Purchase or Reinvestment hereunder under statutory provisions or common law or equitable action; and

          (xv) the failure of any Receivable included in the calculation of the Net Receivables Balance as an Eligible Receivable to be an Eligible Receivable at the time so included.

          (b) Notwithstanding anything to the contrary in this Agreement, solely for the purposes of determining Indemnified Amounts owing under this
Section 10.1, any representation, warranty or covenant qualified by materiality
------------
or the occurrence of a Material Adverse Effect shall not be so qualified.

          (c) Taxes. (i) Any and all payments made hereunder to an Indemnified Party shall be made free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto excluding: (A) franchise
                                                       ---------
taxes, excise taxes and taxes imposed on or measured by all or part of the gross or net income (but not including any such tax in the nature of a withholding tax) of such Indemnified Party, in each case, by the jurisdiction under the laws of which such Indemnified Party is organized or has its applicable lending office or any political subdivision of any thereof, to the extent that the imposition of such taxes is consistent with the characterization of the Purchaser Interests for income tax purposes set forth in the first sentence of
Section 13.14(c), and (B) taxes that would not have been imposed if the only
----------------
connection between such Indemnified Party and the jurisdiction imposing such taxes was the activities of such Indemnified Party pursuant to or in respect of this Agreement (including entering into, lending money or extending credit pursuant to, receiving payments under, or enforcing this Agreement) (all such excluded taxes, levies, imposts, deductions, changes, withholding and liabilities collectively or individually referred to herein as "Excluded Taxes"
                                                                --------------
and all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings, and liabilities collectively or individually referred to herein as "Taxes"). If the Seller shall be required to deduct any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Indemnified Party: (A) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 10.1(c)) such
                                                 ---------------
Indemnified Party shall receive an amount equal to the sum it would have received had no such deductions been made, (B) the Seller shall make such deductions and (C) the Seller shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (ii) In addition, the Seller agrees to pay to the relevant Governmental Authority in accordance with applicable law all taxes, levies, imposts, deductions, charges, assessments or fees of any kind (including but not limited to any current or future stamp or documentary taxes or any other excise or property taxes, charges, or similar levies, but excluding any Excluded Taxes) imposed upon any Indemnified Party as a result of the transactions contemplated by this Agreement or that arise from any payment made hereunder or from the execution, delivery, or registration of or otherwise similarly with respect to, this Agreement ("Other Taxes").
                 -----------

          (iii) The Seller agrees to indemnify each Indemnified Party from and against the full amount of Taxes and Other Taxes arising out of this Agreement (whether directly or indirectly) imposed upon or paid by such Person and any liability (including penalties, interest, and expenses (including attorneys' fees and expenses)) arising with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority (including, subject to Section 13.14(c), any Taxes or Other Taxes
                                 ----------------
imposed upon such Person on account of the characterization provided for in

Section 13.14(c) not being respected by a relevant Government Authority).  A
----------------
certificate as to the amounts prepared by an Indemnified Party, absent manifest error, shall be final, conclusive, and binding for all purposes. Such indemnification shall be made within 30 days after the date the Indemnified Party makes a timely written demand therefor or the time at which such amount is payable after a timely written demand therefor has been made, whichever is earlier. A written demand will be considered "timely" for purposes of the preceding sentence only if it is received by the Seller no later than 180 days after the earlier of (A) the date on which such Indemnified Party makes such payment of Taxes or Other Taxes or liability arising therefrom or with respect thereto and (B) the date on which the relevant Governmental Authority or other party makes written demand upon such Indemnified Party for payment of such Taxes or Other Taxes or liability arising therefrom or with respect thereto.

          (iv) As soon as practicable after the date of any payment of Taxes or Other Taxes by the Seller to a Governmental Authority hereunder, the Seller will deliver to the relevant Indemnified Party the original or a certified copy of a receipt issued by such Governmental Authority evidencing payment thereof.

          (v) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section
                                                                   -------
10.1(c) shall survive the termination of this Agreement.
-------

          (vi) Each Purchaser and each Participant that is granted a participating interest in the Purchaser Interests and that is organized under the laws of a jurisdiction other than the United States, any State thereof, or the District of Columbia (each a "Non-U.S. Purchaser") shall deliver to the
                                  ------------------
Seller or to the Collateral Agent: (A) two copies of either United States Internal Revenue Service Form W-8BEN or Form W-8ECI (whichever is applicable and including any successor forms thereto), or (B) in the case of a Non-U.S. Purchaser claiming an exemption from U.S. federal withholding tax under Section 871(b) or 881(c) of the Code with respect to payments of "portfolio interest," a form W-8BEN (or any subsequent versions thereof or successors thereto) and a certificate representing that such Non-U.S. Purchaser is not a bank for purposes of Section 881(c) of the Code, in either case properly completed and duly executed by such Non-U.S. Purchaser claiming complete exemption from U.S. federal withholding tax on payments by the Seller under this Agreement. Such forms shall be delivered by each Non-U.S. Purchaser before the date it receives its first payment with respect to a Purchaser Interest, and before the date it receives its first payment with respect to a Purchaser Interest occurring after the date, if any, that such Non-U.S. Purchaser changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition,
                                              ------------------
each Non-U.S. Purchaser shall deliver such forms promptly after (or, if reasonably practicable, prior to) the obsolescence or invalidity of any form previously delivered by such Non-U.S. Purchaser. Notwithstanding any other provision of this Section 10.1(c)(vi), a Non-U.S. Purchaser shall not be
                  -------------------
required to deliver any form pursuant to this Section 10.1(c)(vi) that such Non-
                                              -------------------
U.S. Purchaser is not legally able to deliver. Each Purchaser or Participant (other than any exempt person as described in applicable Treasury Regulations) that is organized under the laws of the United States or any state thereof or the District of Columbia shall deliver to the Seller an original copy of Internal Revenue Service Form W-9 (or applicable successor form) properly completed and duly executed by such Purchaser or Participant.

          (vii) The Seller shall not be required to indemnify any Non-U.S. Purchaser, or to pay any additional amounts to any Non-U.S. Purchaser, in respect of United States Federal withholding tax (or any withholding tax imposed by a state that applies only when such United States federal withholding tax is imposed) pursuant to this Section 10.1(c) to the extent that: (A) the
                          ---------------
obligation to withhold amounts with respect to United States federal withholding tax existed on the date such Non-U.S. Purchaser became a party hereto or was granted a participating interest in the Purchaser Interests, as applicable, or, with respect to payments to a New Lending Office, the date such Non-U.S. Purchaser designated such New Lending Office; provided, however, that this clause (A) shall not apply to any Non-U.S. Purchaser or New Lending Office that is granted, assigned, or transferred a participating interest in the Purchaser Interests at the request of the Seller and provided further, however, that this clause (A) shall not apply to any Non-U.S. Purchaser or New Lending Office that is assigned an interest in the Purchaser Interests by a Purchaser to the extent that the indemnity payment or additional amounts such Non-U.S. Purchaser or New Lending Office would be entitled to receive (without regard to this clause (A)) do not exceed the indemnity payment or additional amounts that the Purchaser making the assignment to such Non-U.S. Purchaser or New Lending Office would have been entitled to receive in the absence of such assignment; or (B) the obligation to make such indemnification or to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Purchaser to comply with the provisions of paragraph (vi) above (it being understood that the Non-U.S. Purchaser shall not have failed to comply with the provisions of paragraph (vi) above if it is legally unable to deliver the forms described therein on any date after it is granted a participation interest in Purchaser Interests or designated a New Lending Office).

          (viii) Any Indemnified Party claiming any indemnity payment or additional amounts payable pursuant to this Section 10.1(c) shall use reasonable
                                            ---------------
efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by the Seller or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such indemnity payment or additional amounts that may thereafter accrue and would not, in the good faith determination of such Indemnified Party, be otherwise disadvantageous to such Indemnified Party.

          (ix)    Nothing contained in this Section 10.1(c) shall require an
                                            ---------------
Indemnified Party to make available any of its tax returns (or any other information that it deems to be confidential or proprietary).

          (x) If any Indemnified Party receiving an indemnification payment hereunder with respect to Taxes or Other Taxes or liabilities arising therefrom shall subsequently receive a refund from any taxing authority which is specifically attributable to such indemnification payment, such Person shall promptly pay such refund to the Seller.

          Section 10.2.    Increased Cost and Reduced Return.  If after the date
                           ---------------------------------
hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency: (i) that subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source's obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source or Excluded Taxes) or
(ii) that imposes, modifies or deems applicable any reserve, capital maintenance requirement, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the rate of return on a Funding Source's capital as a consequence of its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then such Funding Source shall notify the Collateral Agent or the applicable Managing Agent and the Seller within 180 days of its determination of any such fee, expense, increased cost or reduced return and, upon written demand by the Collateral Agent or the relevant Managing Agent, the Seller shall pay to the applicable Managing Agent, for the benefit of the relevant Funding Source, such amounts charged to such Funding Source or compensate such Funding Source for such reduction. Any such demand shall include a reasonably detailed summary of the basis for such demand with reasonably detailed calculations. Each determination by any Funding Source of amounts owing under this Section shall be reasonable and shall, absent manifest error, be conclusive and binding on the parties hereto.

          Section 10.3.    Other Costs and Expenses.  Seller shall pay to the
                           ------------------------
Collateral Agent, the Managing Agents and the Conduits on demand all costs and out-of-pocket expenses of the Conduits' auditors auditing the books, records and procedures of any Seller Party and reasonable fees and out-of-pocket expenses of legal counsel for the Conduits, the Managing Agents and the Collateral Agent with respect to this Agreement and the transactions and other documents contemplated hereby and with respect to advising the Conduits, the Managing Agents and the

Collateral Agent as to their respective rights and remedies under this Agreement. Seller shall pay to the Collateral Agent or the relevant Managing Agent on demand any and all costs and expenses of the Collateral Agent, the Managing Agents and the Purchasers, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents (including any amendments hereto or thereto), or the administration of this Agreement following an Amortization Event.

                                  ARTICLE XI.
                                  THE AGENTS

          Section 11.1.    Authorization and Action.  Each Purchaser hereby
                           ------------------------
designates and appoints Bank One to act as Collateral Agent hereunder and under each other Transaction Document, and authorizes the Collateral Agent and such Purchaser's related Managing Agent to take such actions as Collateral Agent or Managing Agent, as the case may be, on its behalf and to exercise such powers as are delegated to the Collateral Agent or such Managing Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. Neither the Collateral Agent nor any Managing Agent shall have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Collateral Agent or the Managing Agents shall be read into this Agreement or any other Transaction Document or otherwise exist for the Collateral Agent or the Managing Agents. In performing their respective functions and duties hereunder and under the other Transaction Documents, (i) the Collateral Agent shall act solely as agent for the Purchasers, (ii) each Managing Agent shall act solely as agent for the Conduits and Financial Institutions in the related Purchase Group and (iii) neither the Collateral Agent nor any Managing Agent shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Seller Party or any of such Seller Party's successors or assigns. Neither the Collateral Agent nor any Managing Agent shall be required to take any action that exposes the Collateral Agent or the Managing Agents to personal liability or that is contrary to this Agreement, any other Transaction Document or applicable law. The appointment and authority of the Collateral Agent and the Managing Agents hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Each Purchaser hereby authorizes the Collateral Agent and the Managing Agent for its Purchase Group, as applicable, to execute each of the Uniform Commercial Code financing statements, this Agreement and such other Transaction Documents as may require the Collateral Agent's or such Managing Agent's signature on behalf of such Purchaser (the terms of which shall be binding on such Purchaser).

          Section 11.2.    Delegation of Duties.  The Collateral Agent and the
                           --------------------
Managing Agents may execute any of their respective duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the Collateral Agent nor any Managing Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

          Section 11.3.    Exculpatory Provisions.  None of the Collateral
                           ----------------------
Agent, the Managing Agents or any of their respective directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by any Seller Party contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of any Seller Party to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in Article VI, or
                                                                  ----------
for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. Neither the Collateral Agent nor any Managing Agent shall be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Seller Parties. Neither the Collateral Agent nor any Managing Agent shall be deemed to have knowledge of any Amortization Event or Potential Amortization Event unless the Collateral Agent or such Managing Agent, as applicable, has received notice from Seller or a Purchaser. No Managing Agent shall have any responsibility hereunder to any Purchaser other than the Purchasers in its Purchase Group.

          Section 11.4.    Reliance by Agents.  The Collateral Agent and the
                           -----------------
Managing Agents shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Seller), independent accountants and other experts selected by the Collateral Agent or any Managing Agent. The Collateral Agent and the Managing Agents shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of the Conduits or the Required Financial Institutions or all of the Purchasers, as applicable, as they deem appropriate and they shall first be indemnified to their satisfaction by the Purchasers, provided that unless and until the
                                      --------
Collateral Agent or any Managing Agent shall have received such advice, or unless the Required Financial Institutions or each Managing Agent, as applicable, shall have directed the Collateral Agent to take or refrain from taking any action, the Collateral Agent or such Managing Agent may take or refrain from taking any action, as the Collateral Agent or such Managing Agent shall deem advisable and in the best interests of the Purchasers. The Collateral Agent and the Managing Agents shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the related Conduits or the Required Financial Institutions or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.

          Section 11.5.    Non-Reliance on Agents and Other Purchasers.  Each
                           -------------------------------------------
Purchaser expressly acknowledges that none of the Collateral Agent, the Managing Agents or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Collateral Agent or any Managing Agent hereafter taken, including, without limitation, any review of the affairs of any Seller Party, shall be deemed to constitute any representation or warranty by the Collateral Agent or such Managing Agent. Each Purchaser represents and warrants to the Collateral Agent and the Managing Agents that it has and will, independently and without reliance upon the Collateral Agent, any Managing Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of Seller and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.

          Section 11.6.    Reimbursement and Indemnification.  The Financial
                           ---------------------------------
Institutions agree to reimburse and indemnify the Collateral Agent, and the Financial Institutions in each Purchase Group agree to reimburse the Managing Agent for such Purchase Group, and their respective officers, directors, employees, representatives and agents ratably according to their Pro Rata Shares or Adjusted Pro Rata Shares, as applicable, to the extent not paid or reimbursed by the Seller Parties (i) for any amounts for which the Collateral Agent, acting in its capacity as Collateral Agent, or any Managing Agent, acting in its capacity as a Managing Agent, is entitled to reimbursement by the Seller Parties hereunder and (ii) for any other expenses incurred by the Collateral Agent, in its capacity as Collateral Agent, or any Managing Agent, acting in its capacity as a Managing Agent, and acting on behalf of the related Purchasers, in connection with the administration and enforcement of this Agreement and the other Transaction Documents. If there is a Terminating Financial Institution, for purposes of this Section, Capital Pro Rata Share and Adjusted Capital Pro Rata Share shall be calculated based on such Terminating Financial Institution's Commitment immediately prior to its becoming a Terminating Financial Institution; provided, however, that no Terminating Financial Institution shall
             --------  -------
be required to reimburse or indemnify the Collateral Agent or any Managing Agent, or their respective officers, directors, employees, representatives or agents for any amounts referenced in this Section 11.6 resulting from events
                                          ------------
occurring after such Terminating Financial Institution's Capital shall have been paid in full.

          Section 11.7.    Agents in their Individual Capacities.  The
                           -------------------------------------
Collateral Agent, each Managing Agent and each of its respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Seller Party or any Affiliate of any Seller Party as though it were not the Collateral Agent or a Managing Agent hereunder. With respect to the acquisition of Purchaser Interests pursuant to this Agreement, the Collateral Agent and each Managing Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not the Collateral Agent or a Managing Agent, and the terms "Financial Institution," "Purchaser," "Financial Institutions" and "Purchasers"
 ---------------------    ---------    ----------------------       ----------
shall include the Collateral Agent and each Managing Agent in its individual capacity.

          Section 11.8.    Successor Agent.  The Collateral Agent may, upon five
                           ---------------
(5) days' notice to Seller and the Purchasers, and the Collateral Agent will, upon the direction of all of the Purchasers (other than such Collateral Agent, in its individual capacity) resign as Collateral Agent. Each Managing Agent may, upon five (5) days' notice to Seller and the Purchasers in its Purchase Group, and a Managing Agent will, upon the direction of all the Purchasers in its Purchase Group (other than such Managing Agent in its individual capacity), resign as Managing Agent. If the Collateral Agent shall resign, then the Required Financial Institutions during such five-day period shall appoint from among the Purchasers a successor agent. If a Managing Agent shall resign, then the Purchasers in the related Purchase Group shall appoint a successor agent during such five-day period. If for any reason no successor agent is appointed by the Required Financial Institutions or the applicable Purchase Group, as applicable, during such five-day period, then effective upon the termination of such five-day period, the Purchasers shall perform all of the duties of the Collateral Agent, or the Purchasers in the related Purchase Group shall perform all of the duties of the applicable Managing Agent, as applicable, hereunder and under the other Transaction Documents and Seller and the Servicer (as applicable) shall make all payments in respect of the Aggregate Unpaids directly to the applicable Purchasers and for all purposes shall deal directly with the Purchasers. After the effectiveness of any retiring Collateral Agent's or Managing Agent's resignation hereunder as Collateral Agent or Managing Agent, as applicable, the retiring Collateral Agent or Managing Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this Article XI and Article X shall continue in
                                     ----------     ---------
effect for its benefit with respect to any actions taken or omitted to be taken by it while it was Collateral Agent or Managing Agent under this Agreement and under the other Transaction Documents.

                                 ARTICLE XII.
                          ASSIGNMENTS; PARTICIPATIONS

          Section 12.1.    Assignments.  (a)  Subject to the provisions of
                           -----------
Section 12.6, the Seller and each Financial Institution hereby agree and consent
------------
to the complete or partial assignment (or participation) by each Conduit of all or any portion of its rights under, interest in, title to and obligations under this Agreement to the Financial Institutions pursuant to this Agreement or pursuant to a Liquidity Agreement, and upon such assignment, such Conduit shall be released from its obligations, if any, so assigned. Further, each Conduit may assign all of its rights and obligations hereunder to another commercial paper issuing conduit for which the Managing Agent of such assigning Conduit acts as administrator. Further, Seller and each Financial Institution hereby agree that any assignee of the Conduits of this Agreement or all or any of the Purchaser Interests of the Conduits shall have all of the rights and benefits under this Agreement as if the term "Conduit" explicitly referred to such party,
                                     -------
and no such assignment shall in any way impair the rights and benefits of the Conduits hereunder. Neither the Seller nor the Servicer shall have the right to assign its rights or obligations under this Agreement; provided, however, that
                                                       --------  -------
if the Servicer is a Subsidiary directly or indirectly wholly owned by the Parent, the Servicer may merge with another Subsidiary (other than the Seller) directly or indirectly wholly owned by the Parent, so long as the surviving entity of such merger expressly assumes the obligations of the Servicer hereunder and the Parent confirms that the guaranty under Article XIV hereof
                                                          -----------
covers the obligations of such surviving entity as Servicer.

          (b) Subject to the provisions of Section 12.6, any Financial
                                           ------------
Institution may at any time and from time to time, assign to one or more Persons ("Purchasing Financial Institutions") all or any part of its rights and
  ---------------------------------
obligations under this Agreement pursuant to an assignment agreement, substantially in the form set forth in Exhibit VII hereto (the "Assignment
                                       -----------              ----------
Agreement") executed by such Purchasing Financial Institution and such selling
---------
Financial Institution. The consent of the Conduit or Conduits in such Financial Institution's Purchase Group shall be required prior to the effectiveness of any such assignment. Unless such assignment is to an Affiliate of the assigning Financial Institution or to an existing Financial Institution, and so long as no Amortization Event is outstanding, the Parent's consent (not to be unreasonably withheld or delayed) shall also be required prior to the effectiveness of any such assignment. Each assignee of a Financial Institution must have a short-term debt rating from S&P and Moody's equal to or greater than the ratings required in order to maintain the rating of the commercial paper issued by the related Conduit (the "Required Ratings") and must agree to deliver to the
                      ----------------
Collateral Agent, promptly following any request therefor by the Managing Agent for its Purchase Group or the affected Conduit or Conduits, an enforceability opinion in form and substance satisfactory to such Managing Agent and such Conduit or Conduits. Upon delivery of the executed Assignment Agreement to the Collateral Agent (with a copy to the Seller), such selling Financial Institution shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Financial Institution shall for all purposes be a Financial Institution party to this Agreement and shall have all the rights and obligations of a Financial Institution under this Agreement to the same extent as if it were an original party hereto and no further consent or action by Seller, the Purchasers or the Collateral Agent shall be required.

          (c) Each of the Financial Institutions agrees that in the event that it shall cease to have the Required Ratings (an "Affected Financial
                                                 ------------------
Institution"), such Affected Financial Institution shall be obliged, at the
-----------
request of the Conduits in such Financial Institution's Purchase Group or the applicable Managing Agent, to assign all of its rights and obligations hereunder to (x) another Financial Institution or (y) another funding entity nominated by such Managing Agent and acceptable to the affected Conduit or Conduits that has the Required Ratings, and willing to participate in this Agreement through the Liquidity Termination Date in the place of such Affected Financial Institution; provided that the Affected Financial Institution receives payment in full,
--------
pursuant to an Assignment Agreement, of an amount equal to such Financial Institution's Pro Rata Share of the Capital and Yield owing to the Financial Institutions and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Financial Institutions. In the event and on the date that an Affected Financial Institution becomes a Terminating Financial Institution, the Purchase Limit shall be reduced by an amount equal to such Affected Financial Institution's Commitment.

          Section 12.2.    Participations.  Subject to the provisions of Section
                           --------------                                -------
12.6, any Financial Institution may, in the ordinary course of its business at
----
any time sell to one or more Persons (each a "Participant") participating
                                              -----------
interests in its Pro Rata Share of the Purchaser Interests of the Financial Institutions, its obligation to pay the applicable Conduits its Acquisition Amounts or any other interest of such Financial Institution hereunder. Notwithstanding any such sale by a Financial Institution of a participating interest to a Participant, such Financial Institution's rights and obligations under this Agreement shall remain unchanged, such Financial

Institution shall remain solely responsible for the performance of its obligations hereunder, and Seller, the Conduits, the Managing Agents and the Collateral Agent shall continue to deal solely and directly with such Financial Institution in connection with such Financial Institution's rights and obligations under this Agreement. Each Financial Institution agrees that any agreement between such Financial Institution and any such Participant in respect of such participating interest shall not restrict such Financial Institution's right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in Section 13.1(b)(i).
             ------------------

          Section 12.3.    Additional Purchase Groups.  Upon the Seller's
                           --------------------------
request, an additional Purchase Group may be added to this Agreement at any time by the execution and delivery of a Joinder Agreement by the members of such proposed additional Purchase Group, the Seller, the Servicer, the Parent, the Collateral Agent and each of the Managing Agents, which execution and delivery shall not be unreasonably refused by such parties. Upon the effective date of such Joinder Agreement, (i) each Person specified therein as a "Conduit" shall become a party hereto as a Conduit, entitled to the rights and subject to the obligations of a Conduit hereunder, (ii) each Person specified therein as a "Financial Institution" shall become a party hereto as a Financial Institution, entitled to the rights and subject to the obligations of a Financial Institution hereunder, (iii) each Person specified therein as a "Managing Agent" shall become a party hereto as a Managing Agent, entitled to the rights and subject to the obligations of a Managing Agent hereunder and (iv) the Purchase Limit shall be increased by an amount equal to the aggregate Commitments of the Financial Institutions party to such Joinder Agreement. On or prior to the effective date of such Joinder Agreement, the Seller, the new Conduit and the new Managing Agent shall enter into a fee letter for purposes of setting forth the fees payable to the members of such Purchase Group in connection with this Agreement, which fee letter shall be considered a "Fee Letter" for all purposes of this Agreement.

          Section 12.4.    Extension of Liquidity Termination Date.  The Seller
                           ---------------------------------------
may advise any Managing Agent in writing of its desire to extend the Liquidity Termination Date for an additional 364 days, provided such request is made not more than 90 days prior to, and not less than 60 days prior to, the then current Liquidity Termination Date. Each Managing Agent so advised by the Seller shall promptly notify each Financial Institution in its related Purchase Group of any such request and each such Financial Institution shall notify its related Managing Agent, the Collateral Agent and the Seller of its decision to accept or decline the request for such extension no later than 30 days prior to the then current Liquidity Termination Date (it being understood that each Financial Institution may accept or decline such request in its sole discretion and on such terms as it may elect, and the failure to so notify its Managing Agent, the Collateral Agent and the Seller shall be deemed an election not to extend by such Financial Institution). In the event that at least one Financial Institution agrees to extend the Liquidity Termination Date, the Seller Parties, the Collateral Agent, the extending Financial Institutions and the applicable Managing Agent or Agents shall enter into such documents as such extending Financial Institutions may deem necessary or appropriate to reflect such extension, and all reasonable costs and expenses incurred by such Financial Institutions, the Managing Agents and the Collateral Agent (including reasonable attorneys' fees) shall be paid by the Seller. In the event that any Financial Institution (a) declines the request to extend the Liquidity Termination

Date or (b) is in a Purchase Group with respect to which the Seller did not seek an extension of the Liquidity Termination Date (each such Financial Institution being referred to herein as a "Non-Renewing Financial Institution"), and, in the
                               ----------------------------------
case of a Non-Renewing Financial Institution described in clause (a), the Commitment of such Non-Renewing Financial Institution is not assigned to another Person in accordance with the terms of this Article XII prior to the then
                                            -----------
current Liquidity Termination Date, the Purchase Limit shall be reduced by an amount equal to each such Non-Renewing Financial Institution's Commitment on the then current Liquidity Termination Date.

          Section 12.5.    Terminating Financial Institutions.
                           ----------------------------------

          (a)  (i)    Any Affected Financial Institution or Non-Renewing
          Financial Institution which has not assigned its rights and obligations hereunder if requested pursuant to this Article XII shall
                                                              -----------
          be a "Terminating Financial Institution" for purposes of this
                ---------------------------------
          Agreement as of the then current Liquidity Termination Date (or, in the case of any Affected Financial Institution, such earlier date as declared by the Conduit in such Affected Financial Institution's Purchase Group).

               (ii) If (a) any Conduit assigns all of its Purchaser Interests to the Financial Institutions in such Conduit's Purchase Group pursuant to such Conduit's Liquidity Agreement, and (b) at least one
          (1) other Conduit has not so assigned all of its Purchaser Interests, then upon the written election of the Seller, the Financial Institutions in such Purchase Group shall be Terminating Financial Institutions for purposes of this Agreement, effective no less than three (3) Business Days after such written election.

               (iii) If an Amortization Event has occurred, and the Financial Institutions in a Purchase Group have voted or otherwise determined to declare an Amortization Date, but the Financial Institutions in the other Purchase Groups have voted or otherwise determined not to declare an Amortization Date, then the Financial Institutions in such Purchase Group (and each Conduit in such Purchase Group that has any Capital outstanding at such time) may, upon written notice to the Servicer, the Seller and the Collateral Agent, elect to become, and shall become, Terminating Financial Institutions effective on the date specified in such notice, which shall be a date no less than three (3) Business Days after the date such notice is received by the Servicer, the Seller and the Collateral Agent.

               (iv) Finally, each Financial Institution in a Purchase Group (and each Conduit in such Purchase Group that has any Capital outstanding at such time) with respect to which the Seller has elected a Purchase Group Termination Date shall be a Terminating Financial Institution for purposes of this Agreement, effective on the date specified by the Seller in its notice of such election.

          (b) The Commitment of any Financial Institution shall terminate on the date it becomes a Terminating Financial Institution. Upon reduction to zero of the Capital of all of the

Purchaser Interests of a Terminating Financial Institution (after application of Collections thereto pursuant to the Sections 2.2 and 2.3) all rights and
                                    ------------     ---
obligations of such terminating Financial Institution hereunder shall be terminated and such terminating Financial Institution shall no longer be a "Financial Institution" hereunder; provided, however, that the provisions of
                                   --------  -------
Article X shall continue in effect for its benefit with respect to Purchaser
---------
Interests or the Commitment held by such Terminating Financial Institution prior to its termination as a Financial Institution.

          Section 12.6.    Limitation on Assignments and Participations.
                           --------------------------------------------
Neither the Purchasers nor the Seller shall allow any Purchaser Interests or any participating interest therein to become (i) traded on an established securities market (as defined in U.S. Department of Treasury (the "Treasury") regulations
                                                        --------
section 1.7704-1(b) or (ii) readily tradable on a secondary market or the substantial equivalent thereof (as defined in Treasury regulations section 1.7704-1(c)). In addition, neither the Purchaser Interests nor any participating interest therein may be issued or sold in a transaction or transactions that are required to be registered under the Securities Act of 1933 (15 U.S.C. 77a et seq.). Any assignment or transfer of the Purchaser Interests or any participating interest therein in violation of the foregoing restrictions will be void.

                                 ARTICLE XIII.
                                 MISCELLANEOUS

          Section 13.1.    Waivers and Amendments.  (a)  No failure or delay on
                           ----------------------
the part of the Collateral Agent, the Managing Agents or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this

Section 13.1(b); it being understood that notwithstanding anything in this
---------------
Section 13.1(b) to the contrary, no material amendment to this Agreement shall
---------------
become effective with respect to any Conduit unless, if required by the documents governing such Conduit's commercial paper program, such Conduit (or the applicable Managing Agent on its behalf) shall have received written confirmation from each of the Rating Agencies that such amendment shall not result in the reduction or withdrawal of the rating of such Conduit's Commercial Paper. The Conduits, Seller, the Servicer, the Managing Agents and the Collateral Agent, at the direction of the Required Financial Institutions, may enter into written modifications or waivers of any provisions of this Agreement, provided, however, that no such modification or waiver shall:
--------  -------

          (i) without the consent of each affected Purchaser, (A) extend the Liquidity Termination Date or the date of any payment or deposit of Collections by Seller or the Servicer, (B) reduce the rate or extend the time of payment of Yield (or any component thereof), (C) reduce any fee payable to the Collateral Agent or the Managing Agents for the benefit of the Purchasers, (D) except pursuant to Article XII hereof, change the amount of the Capital of
                      -----------
          any Purchaser, any Financial Institution's Pro Rata Share (except as may be required pursuant to a Conduit's Liquidity Agreement) or any Financial Institution's Commitment, (E) amend, modify or waive any provision of the definition of Required Financial Institutions or this
          Section 13.1(b), (F) consent to or permit the assignment or transfer
          ---------------
          by Seller of any of its rights and obligations under this Agreement,
          (G) change the definition of "Concentration Limit," "Defaulted
                                        -------------------    ---------
          Receivables," "Default Proxy Ratio," "Delinquency Ratio," "Delinquent
          -----------    -------------------    -----------------    ----------
          Receivable," "Discount and Servicing Fee Reserve," "Dilution Horizon
          ----------    ----------------------------------    ----------------
          Ratio," "Dilution Reserve," "Dilution Reserve Ratio," "Dilution
          -----    ----------------    ----------------------    --------
          Ratio," "Eligible Receivable," "Loss Horizon Ratio," "Loss Reserve,"
          -----    -------------------    ------------------    ------------
          "Loss Reserve Ratio," or "Dilution Ratio" (H) amend or modify any
           ------------------       --------------
          provision of Article IX, or (I) amend or modify any defined term (or
                       ----------
          any defined term used directly or indirectly in such defined term) used in clauses (A) through (H) above in a manner that would
                  -----------         ---
          circumvent the intention of the restrictions set forth in such clauses; or

          (ii) without the written consent of any then Collateral Agent or Managing Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of such Collateral Agent or Managing Agent, as applicable.

Notwithstanding the foregoing, (i) without the consent of the Financial Institutions in any Purchase Group (other than the Purchaser Group to which such Financial Institutions are being added), the Collateral Agent may, with the consent of Seller, amend this Agreement solely to add additional Persons as Financial Institutions hereunder and (ii) the Collateral Agent, the Required Financial Institutions (or the Managing Agents, as applicable) and the Conduits may enter into amendments to modify any of the terms or provisions of Article
                                                                      -------
XI, Article XII and Section 13.13 or any other provision of this Agreement
--  -----------     -------------
without the consent of Seller, provided that such amendment has no negative impact upon Seller. Any modification or waiver made in accordance with this
Section 13.1 shall apply to each of the Purchasers equally and shall be binding
------------
upon Seller, the Purchasers, the Managing Agents and the Collateral Agent.

          Section 13.2.    Notices.  Except as provided below, all
                           -------
communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (i) if given by telecopy, upon the receipt thereof, (ii) if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (iii) if given by any other means, when received at the address specified in this
Section 13.2.  Seller hereby authorizes the Collateral Agent to effect purchases
------------
and each Managing Agent to make Tranche Period and Discount Rate selections based on telephonic notices made by any Person whom the Collateral Agent or such Managing Agent, as applicable, in good faith believes to be acting on behalf of Seller. Seller agrees to deliver promptly to the Collateral Agent or the applicable Managing Agent a written confirmation of each telephonic notice signed by an authorized officer of Seller; however, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Collateral Agent or such Managing Agent, the records of the Collateral Agent or such Managing Agent shall govern absent manifest error.

          Section 13.3.    Ratable Payments.  If any Purchaser, whether by
                           ----------------
setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Purchaser (other than payments received pursuant to Section 10.2 or 10.3) in a greater proportion than that received by any other
   ------------    ----
Purchaser entitled to receive a ratable share of such Aggregate Unpaids, such Purchaser agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Aggregate Unpaids held by the other Purchasers so that after such purchase each Purchaser will hold its ratable proportion of such Aggregate Unpaids; provided that if all or any portion of such excess amount is thereafter recovered from such Purchaser, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

          Section 13.4.    Protection of Ownership Interests of the Purchasers.
                           ---------------------------------------------------
(a) Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that the Collateral Agent or any Managing Agent may reasonably request, to perfect, protect or more fully evidence the Purchaser Interests, or to enable the Collateral Agent or the Purchasers to exercise and enforce their rights and remedies hereunder. At any time following the occurrence of an Amortization Event, the Collateral Agent may (or, at the direction of the Required Financial Institutions, shall), or the Collateral Agent may (or, at the direction of the Required Financial Institutions, shall) direct Seller or the Servicer to, notify the Obligors of Receivables, at Seller's expense, of the ownership interests of the Purchasers under this Agreement and may (or, at the direction of the Required Financial Institutions, shall) also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Collateral Agent or its designee. Seller or the Servicer (as applicable) shall, at any Purchaser's request, withhold the identity of such Purchaser in any such notification.

          (b) If any Seller Party fails to perform any of its obligations hereunder, the Collateral Agent or any Purchaser may (but shall not be required
to) perform, or cause performance of, such obligation, and the Collateral Agent's or such Purchaser's costs and expenses incurred in connection therewith shall be payable by Seller as provided in Section 10.3. Each Seller Party
                                          ------------
irrevocably authorizes the Collateral Agent at any time and from time to time in the sole discretion of the Collateral Agent, and appoints the Collateral Agent as its attorney-in-fact, to act on behalf of such Seller Party (i) to execute on behalf of Seller as debtor and to file financing statements necessary or desirable in the Collateral Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Purchasers in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Collateral Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchasers in the Receivables. This appointment is coupled with an interest and is irrevocable.

          Section 13.5.    Confidentiality.  (a)  Each Seller Party and each
                           ---------------
Purchaser shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential proprietary information with respect to the Collateral Agent, the Managing Agent and the Conduits and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Seller Party and such Purchaser and its officers and employees may disclose such information to such Seller Party's and such Purchaser's external accountants and attorneys and as required pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law), including disclosure in its required filings with the Securities and Exchange Commission, and the Seller Parties may provide a copy of this Agreement to the Parent Credit Agreement Banks or any rating agency.

          (b) Anything herein to the contrary notwithstanding, each Seller Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Collateral Agent, the Managing Agents, the Financial Institutions or the Conduits by each other, (ii) by the Collateral Agent, the Managing Agents, or the Purchasers to any prospective or actual assignee or participant of any of them or (iii) by the Collateral Agent or the Managing Agents to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to the Conduits or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which any of the Managing Agents acts as the collateral agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such
--------
information. In addition, the Purchasers, and the Collateral Agent and the Managing Agents may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

          (c) Any Seller Party or any Purchaser may make any other disclosure not otherwise permitted by paragraphs (a) and (b) above with the prior written consent of the Parent and the Collateral Agent.

          Section 13.6.    Bankruptcy Petition.  Each of Seller, the Servicer,
                           -------------------
the Parent, the Collateral Agent, the Managing Agents and each Financial Institution hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior Indebtedness of a Conduit, it will not institute against, or join any other Person in instituting against, such Conduit, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

          Section 13.7.    Limitation of Liability; Limitation on Payment; No
                           --------------------------------------------------
Recourse.  (a) No claim may be made by any Seller Party or any other Person
--------
against any Conduit, the Collateral Agent, any Managing Agent, or any Financial Institution or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Seller Party hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor; provided, however, that this Section shall not bar a Seller Party
              --------  -------
from making a claim against a Conduit, Managing Agent or Financial Institution with respect to liability arising out of such party's gross negligence or willful misconduct.

          (b) Notwithstanding any provisions contained in this Agreement or any other Transaction Document to the contrary, no Conduit shall be obligated to pay any amount pursuant to this Agreement or any other Transaction Document unless such Conduit has excess cash flow from operations or has received funds which may be used to make such payment and which funds or excess cash flow are not required to repay any of such Conduit's Commercial Paper when due. Any amount which any Conduit does not pay pursuant to the operation of the preceding sentence shall not constitute a claim against such Conduit for any such insufficiency. The agreements in this section shall survive the termination of this Agreement and the other Transaction Documents.

          (c) Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, the obligations of each Conduit under the Transaction Documents are solely the corporate obligations of such Conduit. No recourse shall be had for any obligation or claim arising out of or based upon any Transaction Document against any stockholder, employee, officer, director or incorporator of such Conduit. The agreements in this section shall survive the termination of this Agreement and the other Transaction Documents.

          Section 13.8.    CHOICE OF LAW.  THIS AGREEMENT SHALL BE GOVERNED AND
                           -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, BUT NOT LIMITED TO, NY GENERAL OBLIGATION LAWS (S) 5-1401 ET SEQ.,
                                                                      -- ---
BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS) EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE PURCHASERS' SECURITY INTEREST IN THE PURCHASER INTERESTS IS GOVERNED BY THE LAW OF ANOTHER STATE, AS REQUIRED BY THE LAWS OF THE STATE OF NEW YORK.

          Section 13.9.    CONSENT TO JURISDICTION.  EACH SELLER PARTY HEREBY
                           -----------------------
IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF UNITED STATES FEDERAL DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR ANY STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH OF SELLER PARTY HEREBY IRREVOCABLY AGREES

THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE COLLATERAL AGENT, THE MANAGING AGENTS OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION TO THE EXTENT NECESSARY TO REALIZE ON THE INTERESTS OF THE PURCHASERS AND THE COLLATERAL AGENT IN ANY RECEIVABLES, RELATED SECURITY OR PROCEEDS THEREOF. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE COLLATERAL AGENT, ANY MANAGING AGENT OR ANY PURCHASER OR ANY AFFILIATE OF ANY SUCH PARTIES INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE FEDERAL DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR ANY STATE COURT SETTING IN NEW YORK, NEW YORK.

          Section 13.10.    WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY
                            --------------------
WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY THE SELLER PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

          Section 13.11.    Integration; Binding Effect; Survival of Terms.
                            ----------------------------------------------

          (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

          (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with
                           --------  -------
respect to (i) any breach of any representation and warranty made by any Seller Party pursuant to Article V, (ii) the indemnification and payment provisions of
                  ---------
Article X, and Sections 13.5 and 13.6 shall be continuing and shall survive any
---------      -------------     ----
termination of this Agreement.

          Section 13.12.    Counterparts; Severability; Section References.
                            ----------------------------------------------
This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

          Section 13.13.    Agent Roles.  (a)  Bank One Roles.  Each of the
                            -----------        --------------
Financial Institutions acknowledges that Bank One acts, or may in the future act, (i) as Collateral Agent for the Conduits, (ii) as Managing Agent for Falcon, (iii) as issuing and paying agent for Falcon's Commercial Paper, (iv) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper and (v) to provide other services from time to time for some or all of the Conduits (collectively, the "Bank One Roles"). Without limiting the
                                        --------------
generality of this Section 13.13(a), each Financial Institution hereby
                   ----------------
acknowledges and consents to any and all Bank One Roles and agrees that in connection with any Bank One Role, Bank One may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as Collateral Agent and Managing Agent for the related Conduits, and the giving of notice to the Collateral Agent or Managing Agent of a mandatory purchase pursuant its Liquidity Agreement.

          (b)  Managing Agent Institution Roles.  Each of the Financial
               --------------------------------
Institutions acknowledges that each Financial Institution that serves as a Managing Agent hereunder (a "Managing Agent Institution") acts, or may in the
                             --------------------------
future act, (i) as Managing Agent for a Conduit or Conduits, (ii) as issuing and paying agent for such Conduit's Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper and (iv) to provide other services from time to time for some or all of the Conduits (collectively, the "Managing Agent Institution Roles"). Without limiting the
                    --------------------------------
generality of this Section 13.13(b), each Financial Institution hereby
                   ----------------
acknowledges and consents to any and all Managing Agent Institution Roles and agrees that in connection with any Managing Agent Institution Role, the applicable Managing Agent Institution may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as Managing Agent for the related Conduits, and the giving of notice to the Collateral Agent or Managing Agent of a mandatory purchase pursuant to its liquidity back-stop program.

          Section 13.14.    Characterization.  (a) It is the intention of the
                            ----------------
parties hereto that each purchase hereunder shall constitute and be treated as an absolute and irrevocable sale, which purchase shall provide the applicable Purchaser with the full benefits of ownership of the applicable Purchaser Interest. Except as specifically provided in this Agreement, each sale of a Purchaser Interest hereunder is made without recourse to Seller; provided,
                                                                 --------
however, that (i) Seller shall be liable to each Purchaser and the Collateral
-------
Agent for all representations, warranties and covenants made by Seller pursuant to the terms of this Agreement, and (ii) such sale does not constitute and is not intended to result in an assumption by any Purchaser or the Collateral Agent or any assignee thereof of any obligation of Seller or any Originator or any other person arising in connection with the Receivables, the Related Security, or the related Contracts, or any other obligations of Seller or any Originator.

          (b) In addition to any ownership interest which the Collateral Agent may from time to time acquire pursuant hereto, the Seller hereby grants to the Collateral Agent for the ratable benefit of the Purchasers a valid and perfected security interest in all of Seller's right, title and interest in, to and under all Receivables now existing or hereafter arising, the Collections, each Lock Box, each Collection Account, all Related Security, all other rights and payments relating to such Receivables, all of Seller's rights under the Receivables Sale Agreement and all proceeds of any thereof to secure the prompt and complete payment of the Aggregate Unpaids. The Collateral Agent and the Purchasers shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor after default under the UCC and other applicable law, which rights and remedies shall be cumulative.

          (c) The Seller and the Purchasers hereby agree to treat the Purchaser Interests as debt instruments for purposes of United States federal and state income tax, franchise tax, and any other federal or state tax measured in whole or in part by income, to the extent permitted by applicable law.
Notwithstanding any other provision of this Agreement, no Indemnified Party shall be entitled to any indemnification for any Taxes, Other Taxes or other liability arising therefrom if and to the extent that such Taxes, Other Taxes or other liability arise from such Indemnified Party treating the Purchaser Interests as other than debt instruments for purposes of United States federal and state income tax, and any other federal or state tax measured in whole or in part by income, unless required by applicable law to treat such interests as other than debt instruments.

                                  ARTICLE XIV.
                         PARENT'S PERFORMANCE GUARANTY

          Section 14.1.    Parent's Performance Guaranty.  (a)  The Parent
                           -----------------------------
hereby unconditionally and irrevocably covenants and agrees that it will cause each Originator and the Servicer duly and punctually to perform and observe all of the terms, conditions, covenants, agreements (including, without limitation, agreements to make payments or Deemed Collections) and indemnities of the Servicer under this Agreement and the other Transaction Documents and of each Originator under the Receivables Sale Agreement and the other Transaction Documents to which it is a party, strictly in accordance with the terms hereof and thereof, and that if for any reason whatsoever any Originator or the Servicer shall fail to so perform and observe such terms, conditions, covenants, agreements and indemnities, the Parent will duly and punctually perform and observe the same (all matters so guaranteed, the "Guarantied Obligations").
                                                  ----------------------

          (b) The liabilities and obligations of the Parent, in its capacity as a guarantor under this Section 14.1, shall be absolute and unconditional under
                       ------------
all circumstances and shall be performed by the Parent regardless of (i) whether the Collateral Agent, any Managing Agent or any Purchaser shall have taken any steps to collect from the Seller or the Servicer any of the amounts payable by such party under this Agreement, or from any Originator any amounts payable by such Originator under the Receivables Sale Agreement, or shall otherwise have exercised any of their rights or remedies under this Agreement or the other Transaction Documents against such party or against any Obligor under any of the Receivables, (ii) the validity, legality or enforceability of this Agreement or any other Transaction Documents, or the disaffirmance of any thereof in any event of bankruptcy relating to the Seller, any Originator or the Servicer, (iii) any law, regulation or decree now or hereafter in effect which might in any manner affect any of the terms or provisions of this Agreement or any other Transaction Document or any of the rights of the Collateral Agent, any Managing Agent or any Purchaser as against the Seller, the Servicer or any Originator or as against any Obligor under any of such Receivables or which might cause or permit to be invoked any alteration in time, amount, manner of payment or performance of any amount payable by the Seller, the Servicer or any Originator to the Collateral Agent, any Managing Agent or any Purchaser under this Agreement, (iv) the merger or consolidation of the Servicer or any Originator into or with any corporation or any sale or transfer by such party or all or any part of its property, (v) the existence or assertion of any Adverse Claim with respect to any Receivable, or (vi) any other circumstance whatsoever (with or without notice to or knowledge of the Parent) which may or might in any manner or to any extent vary the risk of the Parent, or might otherwise constitute a legal or equitable discharge of a surety or guarantor, it being the purpose and intent of the Parent that the liabilities and obligations of the Parent under this Section 14.1 shall be absolute and unconditional under any and
                  ------------
all circumstances, and shall not be discharged except by payment and performance as provided in this Agreement. The guaranty set forth in this Section 14.1 is a
                                                              ------------
guaranty of payment and performance and not just of collection.

          (c) Without in any way affecting or impairing the liabilities and obligations of the Parent, in its capacity as a guarantor under this Section
                                                                     -------
14.1, the Seller, the Collateral Agent, any Managing Agent or any Purchaser may
----
at any time and from time to time in its discretion, without the consent of, or notice to, the Parent, and without releasing or affecting the Parent's liability hereunder (i) extend or change the time, manner, place or terms of this Agreement or any other Transaction Document, (ii) settle or compromise any of the amounts payable by the Servicer under this Agreement or subordinate the same to the claims of others, (iii) retain or obtain a lien upon or security interest in any property to secure any of the obligations hereunder, (iv) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Parent, with respect to any of the obligations due hereunder, or
(v) release or fail to perfect any lien upon or security interest in, or impair, surrender, release or permit any substitution in exchange for, all or any part of any property securing any of the obligations under this Agreement, it being
                                                                      --------
understood that nothing contained in this Section 14.1(c) shall give the
----------                                ---------------
Collateral Agent, any Managing Agent or any Purchaser the right to take any of the foregoing actions if not permitted by the other provisions of this Agreement, by law or otherwise.

          (d) The provisions of this Section 14.1 shall continue to be effective
                                     ------------
or be reinstated, as the case may be, if at any time payment of any of the Guarantied Obligations is rescinded or must otherwise be restored or returned as the case may be, upon any event of bankruptcy involving the Seller, any Originator or the Servicer, or otherwise, all as though such payment had not been made. The Parent, in its capacity as a guarantor under this Section 14.1,
                                                                  ------------
hereby waives (i) notices of the occurrence of any default hereunder, (ii) any requirement of diligence or promptness on the part of the Collateral Agent, any Managing Agent or any Purchaser in making demand, commencing suit or exercising any other right or remedy under this Agreement, or otherwise, and (iii) any right to require the Collateral Agent, any Managing Agent or any Purchaser to exercise any right or remedy against Seller, any Originator or the Servicer or the Receivables prior to enforcing any of their rights against the Parent under this Section 14.1. The
                                                               ------------
Parent, in its capacity as a guarantor under this Section 14.1, agrees that, in
                                                  ------------
the event of an event of bankruptcy with respect to Seller, any Originator or the Servicer, and if such event shall occur at a time when all of the indemnified amounts and other amounts due from the Seller or the Servicer under this Agreement, or any Originator under the Receivables Sale Agreement, may not then be due and payable, the Parent will pay to the Collateral Agent forthwith the full amount which would be payable hereunder by Parent if all such indemnified amounts and other obligations were then due and payable.

          Section 14.2.    Subrogation; Subordination.  Notwithstanding anything
                           --------------------------
to the contrary contained herein, until the Guarantied Obligations are paid in full, the Parent: (a) will not enforce or otherwise exercise any right of subrogation to any of the rights of the Collateral Agent, any Managing Agent or any Purchaser against the Servicer or any Originator, (b) hereby waives all rights of subrogation (whether contractual, under Section 509 of the United States Bankruptcy Code, at law or in equity or otherwise) to the claims of the Collateral Agent, any Managing Agent or any Purchaser against the Servicer or any Originator and all contractual, statutory or legal or equitable rights of contribution, reimbursement, indemnification and similar rights and "claims" (as that term is defined in the Bankruptcy Code) which the Parent might now have or hereafter acquire against the Servicer or any Originator that arise from the existence or performance of the Parent's obligations hereunder, (c) will not claim any setoff, recoupment or counterclaim against the Servicer or any Originator in respect of any liability of the Parent to the Servicer or any Originator and (d) waives any benefit of and any right to participate in any collateral security which may be held by the Collateral Agent, any Managing Agent or any Purchaser. The payment of any amounts due with respect to any indebtedness of the Servicer or any Originator now or hereafter owed to the Parent is hereby subordinated to the prior payment in full of all of the Guarantied Obligations. The Parent agrees that, after the occurrence of any default in the payment or performance of any of the Guarantied Obligations, the Parent will not demand, sue for or otherwise attempt to collect any such indebtedness of the Servicer or any Originator to the Parent until all of the Guarantied Obligations shall have been paid and performed in full. If, notwithstanding the foregoing sentence, the Parent shall collect, enforce or receive any amounts in respect of such indebtedness while any Guarantied Obligations are still unperformed or outstanding, such amounts shall be collected, enforced and received by the Parent as trustee for the Collateral Agent, any Managing Agent or any Purchaser and be paid over to the Collateral Agent, for the benefit of itself, the Managing Agents and the Purchasers, on account of the Guarantied Obligations without affecting in any manner the liability of the Parent under the other provisions of this Article XIV.
                                                           -----------

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.
                         O&M Funding Corp.

                         By:__________________________________
                         Name:
                         Title:

                         Address:   4800 Cox Road
                                    Glen Allen, Virginia  23060
                         Attention: Treasurer
                         Telephone: (804) 965-2966
                         Fax:       (804) 270-7281


                         Owens & Minor Medical, Inc.

                         By:__________________________________
                         Name:
                         Title:

                         Address:   4800 Cox Road
                                    Glen Allen, Virginia  23060
                         Attention: Treasurer
                         Telephone: (804) 965-2966
                         Fax:       (804) 270-7281


                         Owens & Minor, Inc.

                         By:__________________________________
                         Name:
                         Title:

                         Address:   4800 Cox Road
                                    Glen Allen, Virginia  23060
                         Attention: Treasurer
                         Telephone: (804) 965-2966
                         Fax:       (804) 270-7281

                         Falcon Asset Securitization Corporation


                         By:__________________________________
                              Authorized Signatory

                         Address:   c/o Bank One, NA, as Managing Agent
                                    Asset Backed Finance
                                    Suite 0079, 1-19
                                    1 Bank One Plaza
                                    Chicago, Illinois  60670-0019
                         Fax:       (312) 732-1844

                         Receivables Capital Corporation



                         By:__________________________________
                         Name:
                         Title:

                         Address:   c/o AMACAR Group
                                    6525 Morrison Boulevard, Suite 318
                                    Charlotte, North Carolina 28211
                         Attention: Susan Burdick
                         Telephone: (704) 365-0569
                         Fax:       (704) 365-1362

                         Liberty Street Funding Corp.

                         By:__________________________________
                         Name:
                         Title:

                         Address:   c/o Global Securitization Services, LLC
                                    114 West 47/th/ Street
                                    New York, New York 10036
                         Attention: Andrew L. Stidd
                         Telephone: (212) 302-5151
                         Fax:       (212) 302-8767


                         Bank One, NA, as a Financial Institution in the Falcon Purchase Group, a Managing Agent and as Collateral Agent



                         By:__________________________________
                         Name:
                         Title:

                         Address:   Bank One, NA
                                    Asset Backed Finance
                                    Suite 0596, 1-21
                                    1 Bank One Plaza
                                    Chicago, Illinois  60670-0596
                         Fax:       (312) 732-4487

                         Bank of America, National Association, as a Financial Institution in the RCC Purchase Group, and a Managing Agent

                         By:__________________________________
                         Name:
                         Title:

                         Address:       231 South LaSalle Street
                                        16/th/ Floor
                                        IL1-231-16-05
                                        Chicago, Illinois 60697
                         Attention:     Willem van Beek
                                        Telephone:    (312) 828-3119
                                        Fax:          (312) 923-0273

                         with a copy to:
                                        Bank of America, National Association
                                        100 North Tryon Street, 10/th/ Floor
                                        NC1-007-10-07
                                        Charlotte, North Carolina 28255
                         Attention:     Banc of America Securities LLC,
                                        Global Asset Backed Securitization
                                        Group, Conduit Management
                         Telephone:     (704) 386-7922
                         Fax:           (704) 388-9169

                         The Bank of Nova Scotia, as a Financial Institution in the Liberty Funding Purchase Group and a Managing Agent

                         By:__________________________________
                         Name:
                         Title:

                         Address:       1 Liberty Plaza
                                        New York, New York 10006
                         Attention:     Richard A. Josephs
                         Telephone:     (212) 225-5118
                         Fax:           (212) 225-5090

                                   EXHIBIT I

                                  DEFINITIONS

          As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Accrual Period" means each calendar month, provided that the initial
           --------------
Accrual Period hereunder means the period from (and including) the date of the initial purchase hereunder to (and including) the last day of the calendar month thereafter.

          "Adjusted Pro Rata Share" means, for each Financial Institution, the
           -----------------------
Commitment of such Financial Institution within a given Purchase Group divided
                                                                       -------
by the sum of the Commitments of each Financial Institution in such Purchase
--
Group, adjusted as necessary to give effect to any assignments pursuant to

Section 12.1(b) and to the termination of the Commitment of any Terminating
---------------
Financial Institution in such Purchase Group pursuant to Section 12.5.
                                                         ------------

          "Adverse Claim" means a lien, security interest, charge or
           -------------
encumbrance, or other right or claim in, of or on any Person's assets or properties in favor of any other Person.

          "Affected Financial Institution" has the meaning specified in Section
           ------------------------------                               -------
12.1(c).
-------

          "Affiliate" means, with respect to any Person, any other Person
           ---------
directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

          "Aggregate Capital" means, at any time, the sum of all Capital of all
           -----------------
Purchaser Interests.

          "Aggregate Reduction" has the meaning specified in Section 1.3.
           -------------------                               -----------

          "Aggregate Reserves" means, on any date of determination, the sum of
           ------------------
the Loss Reserve, the Discount and Servicer Fee Reserve and the Dilution
Reserve.

          "Aggregate Unpaids" means, at any time, an amount equal to the sum of
           -----------------
all Capital and all other unpaid Obligations (whether due or accrued) at such time.

          "Agreement" means this Receivables Purchase Agreement, as it may be
           ---------
amended or modified and in effect from time to time.

          "Amortization Date" means the earliest to occur of (i) the day on
           -----------------
which any of the conditions precedent set forth in Section 6.2 are not
                                                   -----------
satisfied, (ii) the Business Day immediately prior to the occurrence of an Amortization Event set forth in Section 9.1(d), (iii) the Business Day specified
                                --------------
in a written notice from the Collateral Agent pursuant to Section 9.2 following
                                                          -----------
the occurrence of any other Amortization Event, and (iv) the date which is fifteen (15) Business Days after the Collateral Agent's receipt of written notice from Seller that it wishes to terminate the facility evidenced by this Agreement.

          "Amortization Event" has the meaning specified in Article IX.
           ------------------                               ----------

          "Amortization Event Interim Report" has the meaning specified in
           ---------------------------------
Section 8.5.
-----------

          "Assignment Agreement" has the meaning specified in Section 12.1(b).
           --------------------                               --------------

          "Authorized Officer" shall mean, with respect to any Seller Party, its
           ------------------
respective corporate controller, treasurer, assistant treasurer, vice president-finance or chief financial officer.

          "Bank of America" means Bank of America, National Association and its
           ---------------
successors.

          "Bank One" means Bank One, NA and its successors.
           --------

          "Bankruptcy Code" means the federal Bankruptcy Code, 11 U.S.C.(S) 101,
           ---------------
et seq., as amended from time to time.
------

          "Base Rate" means a rate per annum equal to the corporate base rate,
           ---------
prime rate or base rate of interest, as applicable, announced by the applicable Financial Institution from time to time, changing when and as such rate changes.

          "Broken Funding Costs" means (a) for any Purchaser Interest which: (i)
           --------------------
has its Capital reduced without compliance by the Seller with the notice requirements hereunder, (ii) does not become subject to an Aggregate Reduction following the delivery of any Reduction Notice or (iii) is assigned under

Article XII or terminated prior to the date on which it was originally scheduled
-----------
to end; an amount equal to the excess, if any, of (A) Yield that would have accrued during the remainder of the Tranche Periods or the tranche periods for Commercial Paper determined by the applicable Managing Agent to relate to such Purchaser Interest (as applicable) subsequent to the date of such reduction or termination (or in respect of clause (ii) above, the date such Aggregate
                              -----------
Reduction was designated to occur pursuant to the Reduction Notice) of the Capital of such Purchaser Interest if such reduction, assignment or termination had not occurred or such Reduction Notice had not been delivered, over (B) the sum of (x) to the extent all or a portion of such Capital is allocated to another Purchaser Interest with respect to the same Purchaser, the amount of Yield actually accrued during the remainder of such period on such Capital for the new Purchaser Interest, and (y) to the extent such Capital is not allocated to another Purchaser Interest, the income, if any, actually received during the remainder of such period by the holder of such Purchaser Interest from investing the portion of such Capital not so allocated, and (b) any loss or expense incurred by any Purchaser (including any loss or expense incurred by reason of the liquidation or reemployment of funds acquired by such Purchaser in order to make any such requested Incremental Purchase) as a result of any Incremental Purchase not being made in accordance with a request therefor under Section 1.2 (whether because of the failure of the
                              -----------
conditions precedent with respect to such Incremental Purchase to be satisfied or for any other reason, other than default by the relevant Purchaser). All Broken Funding Costs shall be due and payable upon demand.

          "Business Day" means any day on which banks are not authorized or
           ------------
required to close in New York, New York, Richmond, Virginia, Charlotte, North Carolina or Chicago, Illinois and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.

          "Capital" of any Purchaser Interest means, at any time, (A) the
           -------
Purchase Price of such Purchaser Interest, minus (B) the sum of the aggregate
                                           -----
amount of Collections and other payments received by the Collateral Agent or the applicable Managing Agent which in each case has been applied to reduce the Capital of such Purchaser Interest in accordance with the terms and conditions of this Agreement; provided that such Capital shall be restored (in accordance with Section 2.5) in the amount of any Collections or other payments so received
     -----------
and applied if at any time the distribution of such Collections or payments are rescinded, returned or refunded for any reason.

          "Capital Pro Rata Share" means, for any Purchaser at any time, the
           ----------------------
amount of Capital allocated to the Purchaser Interests of such Purchaser at such time divided by the Aggregate Capital at such time.
     ----------

          "Change of Control" means, (i) with respect to the Parent, the
           -----------------
acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 51% or more of the outstanding shares of voting stock of the Parent and (ii) with respect to O&M Medical, any other Originator or the Seller, the Parent's failure to own, directly or indirectly, 100% of the issued and outstanding capital stock of the applicable entity.

          "Collateral Agent" has the meaning set forth in the preamble to this
           ----------------
Agreement.

          "Collection Account" means each concentration account, depositary
           ------------------
account, lock-box account or similar account in which any Collections are collected or deposited and which is listed on Exhibit IV.
                                              ----------

          "Collection Account Agreement" means an agreement substantially in the
           ----------------------------
form of Exhibit VI, or such other agreement in form and substance acceptable to
        ----------
the Collateral Agent, among the Originators, Seller, the Collateral Agent and a Collection Bank.

          "Collection Bank" means, at any time, any of the banks holding one or
           ---------------
more Collection Accounts.

          "Collection Notice" means a notice, in substantially the form of Annex
           -----------------
A to Exhibit VI, from the Collateral Agent to a Collection Bank.
     ----------

          "Collection Period" means each calendar month.
           -----------------

          "Collections" means, with respect to any Receivable, all cash
           -----------
collections and other cash proceeds in respect of such Receivable, including, without limitation, all yield, Finance Charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.

          "Commercial Paper" means promissory notes of any Conduit issued by
           ----------------
such Conduit in the commercial paper market.

          "Commitment" means, for each Financial Institution, the commitment of
           ----------
such Financial Institution to purchase Purchaser Interests from (i) Seller and
(ii) the Conduits, in an amount not to exceed (x) in the aggregate, the amount set forth opposite such Financial Institution's name on Schedule A to this Agreement, as such amount may be modified in accordance with the terms hereof, and (y) with respect to any individual purchase hereunder, its Pro Rata Share of the Purchase Price therefor.

          "Concentration Limit" means, at any time, for any Obligor, the maximum
           -------------------
amount of Receivables owned by the Seller which may be owing from such Obligor, which at any time shall be equal to such Obligor's Standard Concentration Limit or Special Concentration Limit, as applicable by definition to such Obligor; provided, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor.

          "Conduit" means each of Falcon, RCC, and Liberty Funding, and any
           -------
party added as a Conduit pursuant to Section 12.3.
                                     ------------

          "Conduit Percentage" means, (a) with respect to Falcon and its related
           ------------------
Purchase Group, a fraction (expressed as a percentage) equal to 1/3, (b) with respect to RCC and its related Purchase Group, a fraction (expressed as a percentage) equal to 1/3 and (c) with respect to Liberty Funding and its related Purchase Group, a fraction (expressed as a percentage) equal to 1/3, as the same may be adjusted to give effect to any assignments from one Conduit to another Conduit, or to the addition of a Conduit pursuant to Section 12.3.
                                                     ------------

          "Contingent Obligation" of a Person means any agreement, undertaking
           ---------------------
or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.

          "Contract" means, with respect to any Receivable, any and all
           --------
instruments, agreements, invoices or other writings pursuant to which such Receivable arises or which evidences such Receivable.

          "CP Rate" means
           -------

          (a) for any Accrual Period for any Purchaser Interest owned by Falcon if and to the extent Falcon funds the Purchase or maintenance of its Purchaser Interest by the issuance of commercial paper notes during such Settlement Period, the per annum rate that reflects, for each day during such Settlement Period, the sum of (i) discount accrued on Pooled Commercial Paper of Falcon on such day, plus (ii) any and all accrued commissions in respect of placement
          ----
agents and commercial paper dealers, and issuing and paying agent fees incurred, in respect of Pooled Commercial Paper of Falcon for such day, plus (iii) other
                                                              ----
costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper of Falcon for such day, minus (iv) any accrual of income net of expenses received
                     -----
on such day from investment of collections received under all receivable purchase facilities funded substantially with Pooled Commercial Paper of Falcon, minus (v) any payment received on such day net of expenses in respect of broken
-----
funding costs related to the prepayment of any purchaser interest of Falcon pursuant to the terms of any receivable purchase facilities funded substantially with Pooled Commercial Paper; provided, however, that in addition to the
                              --------  -------
foregoing costs, if the Seller shall request any additional Purchase by Falcon during any period of time determined by Falcon's Managing Agent in its sole discretion to result in an incrementally higher CP Rate applicable to such additional Purchase, the Capital associated with any such additional Purchase shall, during such period, be deemed to be funded by Falcon in a special pool (which may include capital associated with other receivable purchase facilities) for purposes of determining such higher CP Rate applicable only to such special pool and charged each day during such period against such Capital;

          (b) for any Accrual Period for any Purchaser Interest owned by RCC, the per annum rate equivalent to the weighted average cost (as determined by
    --- -----
Bank of America, as the administrator for RCC (in such capacity, the "Administrator") and which shall include commissions of placement agents and
 -------------
dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by RCC, other borrowings by RCC (other than under any Funding Agreement of RCC) and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by RCC or the Administrator to fund or maintain such Purchaser Interest (and which may be also allocated in part to the funding of other assets of RCC); provided,
                                                                      --------
however, that if any component of such rate is a discount rate, in calculating
-------
the "CP Rate" for such Purchaser Interest for such Accrual Period, RCC shall for
     -------
such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum;
                                 --- -----

          (c) for any Accrual Period for any Purchaser Interest owned by Liberty Funding, the per annum rate equivalent to the weighted average cost (as
             --- -----
determined by The Bank of Nova Scotia, as Managing Agent for Liberty Funding (in such capacity, the "Liberty Managing Agent") and which shall include commissions of placement agents and dealers, incremental carrying costs incurred with respect to Commercial Paper maturing on dates other than those on which corresponding funds are received by Liberty Funding, other borrowings by Liberty Funding (other than under any commercial paper program support agreement of Liberty Funding) and any other costs associated with the issuance of Commercial Paper) of or related to the issuance of Commercial Paper that are allocated, in whole or in part, by Liberty Funding or the Liberty Managing Agent to fund or maintain such Purchaser Interest (and which may be also allocated in part to the funding of other assets of Liberty Funding); provided, however, that if any
                                             --------  -------
component of such rate is a discount rate, in calculating the "CP Rate" for such
                                                               -------
Purchaser Interest for such Accrual Period, Liberty Funding shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum; or
                                 --- -----

          (d) for any Accrual Period for any Purchaser Interest owned by a Conduit party to this Agreement pursuant to a Joinder Agreement, the "CP Rate" set forth in such Joinder Agreement.

          "CP Yield Settlement Date" means the fifth Business Day of each month.
           ------------------------

          "Credit and Collection Policy" means Seller's and any Originator's
           ----------------------------
credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in Exhibit VIII hereto,
                                                          ------------
as modified from time to time in accordance with this Agreement.

          "Deemed Collections"  means the aggregate of all amounts Seller shall
           ------------------
have been deemed to have received as a Collection of a Receivable. Seller shall be deemed to have received a Collection in full of a Receivable if at any time
(i) the Outstanding Balance of any such Receivable is either (x) reduced as a result of any defective or rejected goods or services, any discount or any adjustment or otherwise by Seller (other than cash Collections on account of the Receivables) or (y) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), (ii) any of the representations or warranties in Article V are no longer true with respect to such Receivable, or
              ---------
(iii) the Seller acquires knowledge that the Obligor of such Receivable (x) if a natural person, is not a resident of the United States or (y) if a corporation or other business organization, is not organized under the laws of the United States or any political subdivision thereof.

          "Default Fee" means with respect to any amount due and payable by
           -----------
Seller in respect of any Aggregate Unpaids, an amount equal to interest on any such unpaid Aggregate Unpaids at a rate per annum equal to 2% above the Base Rate.

          "Default Proxy Ratio" means, for any Collection Period, a fraction
           -------------------
(calculated as a percentage) equal to (i) the aggregate Outstanding Balance of all Receivables (without duplication) which remain unpaid for at least ninety-one (91) but less than one hundred twenty one (121) days from the original due date at any time during the Collection Period then ending plus the aggregate Outstanding Balance of all Receivables (without duplication) which, consistent with the Credit and Collection Policy, were or should have been written off the Seller's books as uncollectible and are less than one hundred twenty one (121) days past due during such period, divided by (ii) the aggregate Outstanding Balance of all Receivables generated during the Collection Period which ended on the date four
(4) months prior to the last day of the current Collection Period.

          "Defaulted Receivable" means a Receivable: (i) as to which the Obligor
           --------------------
thereof has taken any action, or suffered any event to occur, of the type described in Section 9.1(d) (as if references to Seller Party therein refer to
             --------------
such Obligor); (ii) as to which the Obligor thereof, if a natural person, is deceased, (iii) which, consistent with the Credit and Collection Policy, would be written off Seller's books as uncollectible, (iv) which has been identified by Seller as uncollectible in accordance with the Credit and Collection Policy or (v) as to which any payment, or part thereof, remains unpaid for more than sixty (60) days from the original due date for such payment.

          "Delinquency Ratio" means, as of the last day of any Collection
           -----------------
Period, a fraction (calculated as a percentage) equal to (i) the aggregate Outstanding Balance of all Receivables that were Delinquent Receivables on such date by (ii) the sum of the aggregate Outstanding Balance of all Receivables on such date.

          "Delinquent Receivable" means, a Receivable as to which, as of the
           ---------------------
date of any Monthly Report (or any interim report prepared pursuant to Section
                                                                       -------
6.2(a)(ii)), any payment, or part thereof, remains unpaid for more than thirty
----------
(30) days from the original due date for such payment.

          "Designated Obligor" means an Obligor indicated by the Collateral
           ------------------
Agent, with the consent or at the direction of the Managing Agents, to Seller in writing.

          "Dilution Horizon Ratio" means, as of any date as set forth in the
           ----------------------
most recent Monthly Report, a ratio computed by dividing (i) the aggregate of all Receivables generated during the most recently ended Collection Period by
(ii) the aggregate Outstanding Balance of non-Defaulted Receivables as at the last day of the most recently ended Collection Period.

          "Dilution Ratio" means, for any Collection Period, the ratio
           --------------
(expressed as a percentage) computed as of the last day of such Collection Period by dividing (i) the aggregate amount of Dilutions during such Collection Period by (ii) the aggregate Outstanding Balance of all Receivables generated during such Collection Period.

          "Dilution Reserve" means, on any date, an amount equal to (x) the
           ----------------
Dilution Reserve Ratio then in effect times (y) the Net Receivables Balance as
                                      -----
of the close of business on the immediately preceding Business Day; provided,
                                                                    --------
however, if the Dilution Reserve Ratio is 4% or less, the Dilution Reserve shall
-------
be zero.

          "Dilution Reserve Ratio" means, as of any date, an amount calculated
           ----------------------
as follows:

DRR = [(2.0 x ADR) + [(HDR-ADR) x (HDR/ADR)]] x DHR

          where:

          DRR  =  the Dilution Reserve Ratio;

          ADR  =  the average of the Dilution Ratios for the past twelve
                  Collection Periods;

          HDR = the highest Dilution Ratio for any Collection Period during the most recent twelve months; and

          DHR  =  the Dilution Horizon Ratio.

The Dilution Reserve Ratio shall be calculated monthly in each Monthly Report and such Dilution Reserve Ratio shall, absent manifest error, be effective from the corresponding Monthly Settlement Date until the next succeeding Monthly Settlement Date.

          "Dilutions" means, at any time, the aggregate amount of reductions or
           ---------
cancellations described in clause (i) of the definition of "Deemed Collections".
                           ----------                       ------------------

          "Discount and Servicing Fee Reserve" means, on any date, one and one-
           ----------------------------------
half of one percent (1.5%) times the lower of the Net Receivables Balance and the Purchase Limit as of the close of business on the immediately preceding Business Day.

          "Discount Rate" means the LIBO Rate or the Base Rate, as applicable,
           -------------
with respect to each Purchaser Interest of the Financial Institutions, and any Purchaser Interest of a Conduit, an undivided interest in which has been assigned by such Conduit to a Financial Institution pursuant to the applicable Liquidity Agreement.

          "Eligible Receivable" means, at any time, a Receivable:
           -------------------

          (i) the Obligor of which (a) to the knowledge of the Seller, if a natural person, is a resident of the United States or, if a corporation or other business organization, is organized under the laws of the United States or any political subdivision thereof; (b) is not an Affiliate of any of the parties hereto; and (c) is not a Designated Obligor,

          (ii) the Obligor of which is not an Obligor on Defaulted Receivables, the balance of which exceeds fifty percent (50%) or more of such Obligor's Receivables,

          (iii) which is not a Defaulted Receivable,

          (iv) which by its terms is due and payable within ninety (90) days of the original billing date therefor and has not had its payment terms extended,

          (v) which is an "account" within the meaning of Section 9-105 of the UCC of all applicable jurisdictions,

          (vi) which is denominated and payable only in United States dollars in the United States,

          (vii) which arises under an invoice in substantially the form of one of the form contracts set forth on Exhibit IX hereto or otherwise
                                             ----------
          approved by the Collateral Agent and each Managing Agent in writing, which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no offset, rescission, counterclaim or other defense,

          (viii) which arises under a Contract which (A) does not require the Obligor under such Contract to consent to the transfer, sale or assignment of the rights and duties of Seller under such Contract and
          (B) does not contain a confidentiality provision that purports to restrict the ability of any Purchaser to exercise its rights under this Agreement, including, but not limited to, its right to review the Contract,

          (ix) which arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by the applicable Originator,

          (x) which, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation,

          (xi) which satisfies in all material respects all applicable requirements of the Credit and Collection Policy,

          (xii) which was generated in the ordinary course of an Originator's business,

          (xiii) which arises solely from the sale of goods or the provision of services to the related Obligor by an Originator, and not by any other Person (in whole or in part),

          (xiv) as to which the Collateral Agent has not notified Seller that the Collateral Agent or any Financial Institution has determined, in its reasonable credit judgment, that such Receivable or class of Receivables is not acceptable as an Eligible Receivable,

          (xv) which is not subject to any right of rescission, set-off, counterclaim, any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against an Originator or any other Adverse Claim, and the Obligor thereon holds no right as against an Originator to cause such Originator to repurchase the goods or merchandise the sale of which shall have given rise to such Receivable (except with respect to sale discounts effected pursuant to the Contract, or the return of defective, rejected or non-conforming goods),

          (xvi) as to which the applicable Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor, and

          (xvii) all right, title and interest to and in which has been validly transferred by an Originator directly to Seller under and in accordance with the Receivables Sale Agreement, and Seller has good and marketable title thereto free and clear of any Adverse Claim.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time.

          "Excluded Receivables" means any indebtedness or obligations owed to
           --------------------
any Originator that (i) was originated pursuant to a revolving charge agreement, whereby such Originator (on behalf of itself or a financial institution) has established a credit facility for the purchase of goods on an installment basis by a buyer, or (ii) constitutes a financing of a buyer by such Originator evidenced by a promissory note.

          "Excluded Taxes" has the meaning specified in Section 10.1(c).
           --------------                               ---------------

          "Existing Collection Account Agreement" means a collection account
           -------------------------------------
agreement entered into in connection with the Existing Receivables Facility.

          "Existing Receivables Facility" means the receivables purchase
           -----------------------------
facility evidenced by the Amended and Restated Receivables Purchase Agreement dated as of May 28, 1996 (as amended from time to time) among the Seller, the Servicer, the Parent, RCC and Bank of America, National Association (successor to Bank of America National Trust and Savings Association), as Administrator.

          "Facility Termination Date" means the earlier of (i) the Liquidity
           -------------------------
Termination Date, and (ii) the Amortization Date.

          "Falcon" has the meaning set forth in the preamble to this Agreement.
           ------

          "Federal Funds Effective Rate" means, for any period, a fluctuating
           ----------------------------
interest rate per annum equal for each day during such period equal to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:30 a.m. (Chicago time) for such day on such transactions received by the Reference Bank from three federal funds brokers of recognized standing selected by it.

          "Fee Letter" means that certain letter agreement dated as of the date
           ----------
hereof among the Seller, the Originators, the Managing Agents and the Collateral Agent, as it may be amended or modified and in effect from time to time.

          "Finance Charges" means, with respect to a Contract, any finance,
           ---------------
interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.

          "Financial Institutions" has the meaning set forth in the preamble in
           ----------------------
this Agreement.

          "Funding Agreement" means this Agreement and any agreement or
           -----------------
instrument executed by any Funding Source with or for the benefit of a Conduit, including any Liquidity Agreement.

          "Funding Source" means (i) any Financial Institution or (ii) any
           --------------
insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to a Conduit.

          "GAAP" means generally accepted accounting principles in effect in the
           ----
United States, applied on a basis consistent with the consolidated financial statements of the Parent for the period ended December 31, 1999.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any body or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including , but not limited to, any court, and any Person owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

          "Governmental Concentration Limit" means, at any time, with respect to
           --------------------------------
all Governmental Obligors, 2% of the aggregate Outstanding Balance of Eligible Receivables at such time.

          "Governmental Obligor" means any Obligor that is a Governmental
           --------------------
Authority, other than any hospital owned by any state or commonwealth of the United States or any political subdivision thereof.

          "Group Purchase Limit" means, for each Purchase Group, the sum of the
           --------------------
Commitments of the Financial Institutions in such Purchase Group, adjusted as necessary to give effect to the termination of the Commitment of any Terminating Financial Institution in such Purchase Group pursuant to Article XII.
                                               -----------

          "Guarantied Obligations" has the meaning specified in Section 14.1(a).
           ----------------------                               ---------------

          "Incremental Purchase" means a purchase of one or more Purchaser
           --------------------
Interests which increases the total outstanding Aggregate Capital hereunder.

          "Indebtedness" means, with respect to any Person, without duplication,
           ------------
(a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person which would appear as liabilities on a balance sheet of such Person in accordance with GAAP, (d) all Contingent Obligations of such Person with respect to Indebtedness of another Person, (e) the maximum stated amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder to the extent unreimbursed (other than letters of credit
(i) supporting other Indebtedness of such Person or (ii) offset by a like amount of cash or government securities pledged or held in escrow to secure such letter of credit and draws thereunder), (f) the principal portion of all obligations of such Person under capital leases, (g) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, provided that for
                                                          --------
purposes hereof the amount of such Indebtedness shall be limited to the amount of such Indebtedness as to which there is recourse to such Person or the fair market value of the property which is subject to the Lien, if less, (h) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (i) all obligations of such Person under interest rate protection agreements and foreign currency exchange agreements, (j) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (k) all preferred stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration at any time prior to the Facility Termination Date, (l) the principal portion of all obligations of such Person under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease under GAAP, and (m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer, but only to the extent to which there is recourse to such Person for the payment of such Indebtedness. For purposes hereof, Indebtedness shall also include payments in respect of Indebtedness which constitute current liabilities of the obligor under GAAP. The Indebtedness of any Person shall not include (a) trade debt incurred in the ordinary course of business and due within twelve months of the incurrence thereof, (b) accrued expenses and (c) accrued pension and retirement plan liabilities to the extent such liabilities would not appear as debt on a balance sheet of such Person in accordance with GAAP.

          "Independent Director" means a member of the Board of Directors of
           --------------------
Seller who is not, and has not been at any time during the five (5) years preceding his or her election to the Board of Directors, (A) a director, officer, employee or affiliate of any Originator, or any of their respective Subsidiaries or Affiliates (other than the Seller), or (B) the beneficial owner (at the time of such individual's appointment as an Independent Director or at any time thereafter while serving as an Independent Director) of any of the outstanding common shares of Seller, any Originator, or any of their respective Subsidiaries or Affiliates, having general voting rights.

          "Joinder Agreement" means a joinder agreement substantially in the
           -----------------
form set forth in Exhibit XII hereto pursuant to which a new Purchase Group
                  -----------
becomes party to this Agreement.

          "Liberty Funding" has the meaning set forth in the preamble to this
           ---------------
Agreement.

          "LIBO Business Day" means a day of the year on which dealings in U.S.
           -----------------
Dollar deposits are carried on the London interbank market.

          "LIBO Rate" means the rate per annum equal to the sum of (i) (a) the
           ---------
applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of the relevant Tranche Period, and having a maturity equal to such Tranche Period, provided that, (i) if Reuters Screen
                                         --------
FRBD is not available to the Collateral Agent for any reason, the applicable LIBO Rate for the relevant Tranche Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in U.S. dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Tranche Period, and having a maturity equal to such Tranche Period, and
(ii) if no such British Bankers' Association Interest Settlement Rate is available to the Collateral Agent, the applicable LIBO Rate for the relevant Tranche Period shall instead be the rate determined by each Managing Agent to be the rate at which such Managing Agent offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Tranche Period, in the approximate amount to be funded at the LIBO Rate and having a maturity equal to such Tranche Period, divided by (b) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the Collateral Agent (or in the case of clause (ii), such Managing Agent) in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Tranche Period plus (ii) one and one-half percent (1.50%) per annum. The LIBO Rate shall be rounded, if necessary, to the next higher 1/16 of 1%.

          "Liquidity Agreement" means an agreement entered into by a Conduit
           -------------------
with its Financial Institutions in connection herewith for the purpose of providing liquidity with respect to the Capital funded by such Conduit under this Agreement.

          "Liquidity Termination Date" means July 12, 2001, unless such date is
           --------------------------
extended with the consent of the parties hereto.

          "Lock-Box" means a postal box with respect to which a bank that has
           --------
executed a Collection Account Agreement has been granted exclusive access for the purpose of retrieving and processing payments made on the Receivables and which is listed on Exhibit IV.
                   ----------

          "Loss Horizon Ratio" means, for any Collection Period, a fraction
           ------------------
(calculated as a percentage) computed by dividing (i) the aggregate Outstanding Balance of all Receivables generated during the three (3) most recently ended Collection Periods by (ii) the aggregate Outstanding Balance of all non-Defaulted Receivables as at the last day of the most recently ended Collection Period.

          "Loss Reserve" means, on any date, an amount equal to (x) the greater
           ------------
of (i) 15% and (ii) the Loss Reserve Ratio then in effect times (y) the aggregate Net Receivables Balance as of the close of business on the immediately preceding Business Day.

          "Loss Reserve Ratio" means, as of any date, an amount calculated as
           ------------------
follows:

          LRR  =  2.0 x DPR x LHR, where

          LRR  =  the Loss Reserve Ratio;

          DPR = the highest average of the Default Proxy Ratios for any three consecutive Collection Periods during the most recent twelve months; and

          LHR  =  the Loss Horizon Ratio.

The Loss Reserve Ratio shall be calculated monthly in each Monthly Report and such Loss Reserve Ratio shall, absent manifest error, be effective from the corresponding Monthly Settlement Date until the next succeeding Monthly Settlement Date.

          "Managing Agent" means, as to any Conduit, the financial institution
           --------------
responsible for the administration of such Conduit's Commercial Paper program and related activities. As of the date hereof, Bank One is the Managing Agent for Falcon and its Financial Institutions, Bank of America is the Managing Agent for RCC and its Financial Institutions, and The Bank of Nova Scotia is the Managing Agent for Liberty Funding and its Financial Institutions.

          "Mandate Letter" means that certain mandate letter dated as of May 1,
           --------------
2000 addressed to the Parent from Banc One Capital Markets, Inc.

          "Material Adverse Effect" means a material adverse effect on (i) the
           -----------------------
financial condition or operations of any Seller Party and its Subsidiaries (except as otherwise disclosed to or discussed with the Managing Agents prior to the date hereof), (ii) the ability of any Seller Party to perform its obligations under this Agreement or any other Transaction Document, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv) any Purchaser's interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.

          "Monthly Report" means a report, in substantially the form of Exhibit
           --------------                                               -------
X hereto (appropriately completed), furnished by the Servicer to the Managing
-
Agents pursuant to Section 8.5.
                   -----------

          "Monthly Settlement Date" means the twentieth (20th) day of each
           -----------------------
month, or, if such date is not a Business Day, the next succeeding Business Day.

          "Moody's" means Moody's Investors Service, Inc. and any successor
           -------
thereto.

          "Net Receivables Balance" means, at any time, the aggregate
           -----------------------
Outstanding Balance of all Eligible Receivables at such time reduced by the sum of (a) the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Concentration Limit for such Obligor, (b) the amount, if any, by which the Outstanding Balance of all Eligible Receivables which are due and payable 31 or more days and less than 61 days after their original billing dates exceeds 15% of the Outstanding Balance of Eligible Receivables, (c) the amount, if any, by which the Outstanding Balance of all Eligible Receivables which are due 61 or more days, but less than 91 days, after their original billing dates exceeds 7.5% of the Outstanding Balance of Eligible Receivables, and (d) the aggregate amount by which the Outstanding Balance of all Eligible Receivables of all Governmental Obligors and their Affiliates exceeds the Governmental Concentration Limit.

          "New Lending Office" has the meaning specified in Section 10.1(c).
           ------------------                               ---------------

          "Non-Renewing Financial Institution" has the meaning specified in
           ----------------------------------
Section 12.4.
------------

          "Non-U.S. Purchaser" has the meaning specified in Section 10.1(c).
           ------------------                               ---------------

          "Obligations" has the meaning specified in Section 2.1.
           -----------                               -----------

          "Obligor" means a Person obligated to make payments pursuant to a
           -------
Contract.

          "Originator" means each entity that sells accounts receivables to the
           ----------
Seller under the Receivables Sale Agreement.

          "Other Taxes" has the meaning specified in Section 10.1(c).
           -----------                               ---------------

          "Outstanding Balance" of any Receivable at any time means the then
           -------------------
outstanding principal balance thereof (excluding any accrued and unpaid Finance Charges).

          "Parent Credit Agreement" means that certain Credit Agreement dated as
           -----------------------
of April 24, 2000 among the Parent, certain of its Subsidiaries identified therein, First Union National Bank and SunTrust Bank, as Syndication Agents, Bank One, as Managing Agent, The Bank of Nova Scotia, as Co-Agent, Bank of America, as Administrative Agent, and the other financial institutions parties thereto (as amended, restated, supplemented or otherwise modified from time to time), or any successor facility.

          "Parent Credit Agreement Banks" means the financial institutions party
           -----------------------------
to the Parent Credit Agreement.

          "Participant" has the meaning specified in Section 12.2.
           -----------                               ------------

          "Person" means an individual, partnership, corporation (including a
           ------
business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Pooled Commercial Paper" means Commercial Paper notes of a Conduit
           -----------------------
subject to any particular pooling arrangement by such Conduit, but excluding Commercial Paper issued by such Conduit for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by such Conduit.

          "Potential Amortization Event" means an event which, with the passage
           ----------------------------
of time or the giving of notice, or both, would constitute an Amortization
Event.

          "Proposed Reduction Date" has the meaning set forth in Section 1.3.
           -----------------------                               -----------

          "Pro Rata Share" means, (1) for each Financial Institution, the
           --------------
Commitment of such Financial Institution divided by the Purchase Limit, adjusted
                                         ----------
as necessary to give effect to the application of any assignments or any Joinder Agreement pursuant to Article XII and (2) for each Conduit, its Conduit
                      -----------
Percentage.

          "Purchase Group" means any Conduit, its Financial Institutions and
           --------------
their related Managing Agent.

          "Purchase Group Termination Date" means the date specified by the
           -------------------------------
Seller in a written notice from the Seller to the Collateral Agent and the applicable Managing Agent stating that the Seller wishes to terminate the facility evidenced by this Agreement with respect to the Purchase Group of such Managing Agent, which date, unless the Managing Agent for the affected Purchase Group otherwise agrees, shall be a date no sooner than fifteen (15) Business Days after the Collateral Agent's and such Managing Agent's receipt of such notice.

          "Purchase Limit" means $225,000,000, as such amount may be increased
           --------------
or decreased in accordance with the provisions of Article XII.
                                                  -----------

          "Purchase Notice" has the meaning set forth in Section 1.2.
           ---------------                               -----------

          "Purchase Price" means, with respect to any Incremental Purchase of a
           --------------
Purchaser Interest, the amount paid to Seller for such Purchaser Interest which shall not exceed the least of (i) the amount requested by Seller in the applicable Purchase Notice, (ii) the unused portion of the Purchase Limit on the applicable purchase date and (iii) the excess, if any, of (A) the Net Receivables Balance less the Aggregate Reserves on the applicable purchase date over (B) the aggregate outstanding amount of Aggregate Capital determined as of the date of the most recent Monthly Report, taking into account such proposed Incremental Purchase.

          "Purchaser" means any Conduit or Financial Institution, as applicable.
           ---------

          "Purchaser Interest" means, at any time, an undivided percentage
           ------------------
ownership interest (computed as set forth below) associated with a designated amount of Capital, selected pursuant to the terms and conditions hereof in (i) each and every Receivable, (ii) all Related Security with respect to the Receivables, and (iii) all Collections with respect to, and other proceeds of the Receivables. Each such undivided percentage interest shall equal:

                                       C
                                     -----
                                    NRB - AR

where:

    C    =  the aggregate outstanding Capital of such Purchaser Interest

    AR   =  Aggregate Reserves

    NRB  =  the Net Receivables Balance.

Such undivided percentage ownership interest shall be initially computed on its date of purchase. Thereafter, until the Amortization Date, each Purchaser Interest shall be automatically recomputed (or deemed to be recomputed) on each day prior to the Amortization Date. The variable percentage represented by any Purchaser Interest as computed (or deemed recomputed) as of the close of the business day immediately preceding the Amortization Date shall remain constant at all times thereafter.

          "Purchaser Interest Percentage" means, at any time, the sum of the
           -----------------------------
percentages of all Purchaser Interests at such time, it being understood that at all times after the Amortization Date (unless such Amortization Date has occurred solely because of the occurrence of the Liquidity Termination Date), the Purchaser Interest Percentage shall be 100%.

          "Purchasing Financial Institution" has the meaning set forth in
           --------------------------------
Section 12.1(b).
---------------

          "Rating Agency" means each of S&P and Moody's.
           -------------

          "RCC" has the meaning set forth in the preamble to this Agreement.
           ---

          "Receivable" means any indebtedness or obligations, other than
           ----------
indebtedness or obligations constituting Excluded Receivables, owed to Seller or an Originator by an Obligor (without giving effect to any transfer or conveyance hereunder) or in which the Seller or an Originator has a security interest or other interest, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of products and related services by an Originator, including, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided further, that any indebtedness, rights or obligations
             -------- -------
referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation.

          "Receivables Sale Agreement" means that certain Receivables Sale
           --------------------------
Agreement, dated as of the date hereof, among the Originators and the Seller, (as amended, restated, supplemented or otherwise modified and in effect from time to time).

          "Records" means, with respect to any Receivable, all Contracts and
           -------
other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.

          "Reduction Notice" has the meaning set forth in Section 1.3.
           ----------------                               -----------

          "Reference Bank" means Bank One or such other bank as Bank One shall
           --------------
designate with the consent of Seller.

          "Reinvestment" has the meaning set forth in Section 2.2.
           ------------                               -----------

          "Related Security" means, with respect to any Receivable:
           ----------------

          (i) all of Seller's or any Originator's interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale of which by an Originator gave rise to such Receivable, and all insurance contracts with respect thereto,

          (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

          (iii) all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

          (iv) all service contracts and other contracts and agreements associated with such Receivable,

          (v) all Records related to such Receivable,

          (vi) all of Seller's right, title and interest in, to and under the Receivables Sale Agreements in respect of such Receivable, and

          (vii) all proceeds of any of the foregoing.

          "Required Financial Institutions" means, at any time, Financial
           -------------------------------
Institutions with Commitments equal to or greater than 66-2/3% of the Purchase Limit.

          "Required Ratings" has the meaning specified in Section 12.1(b).
           ----------------                               ---------------

          "S&P" means Standard & Poor's Ratings Services, a division of The
           ---
McGraw-Hill Companies, Inc., and any successor thereto.

          "Seller" has the meaning set forth in the preamble to this Agreement.
           ------

          "Seller Interest" means, at any time, an undivided percentage
           ---------------
ownership interest of Seller in the Receivables, Related Security and all Collections and other proceeds with respect thereto equal to (i) one, minus (ii)
                                                                      -----
the aggregate of the Purchaser Interests.

          "Seller Parties" has the meaning set forth in the preamble to this
           --------------
Agreement.

          "Servicer" means at any time the Person (which may be the Collateral
           --------
Agent) then authorized pursuant to Article VIII to service, administer and
                                   ------------
collect Receivables.

          "Servicing Fee" has the meaning set forth in Section 8.6.
           -------------                               -----------

          "Settlement Date" means (A) the Monthly Settlement Date and (B) the
           ---------------
last day of the relevant Tranche Period in respect of each Purchaser Interest.

          "Settlement Period"  means (A) in respect of each Purchaser Interest
           -----------------
of the Conduits, the immediately preceding Accrual Period, and (B) in respect of each Purchaser Interest of the Financial Institutions, the entire Tranche Period of such Purchaser Interest.

          "Special Concentration Limit" means, at any time, with respect to any
           ---------------------------
Special Obligor, a dollar amount equal to a percentage of the aggregate Outstanding Balance of Eligible Receivables or such other limit as the Collateral Agent (with the consent of the Managing Agents) may designate for such Special Obligor; provided, that any Managing Agent or the Financial
                      --------
Institutions may, upon notice to Seller, cancel or reduce any Special Concentration Limit. The initial Special Concentration Limit for Tenet Healthcare Corporation shall be, as of any date of determination thereof, the least of (a) $15,000,000, (b) 6% of the Outstanding Balance of Eligible Receivables at such time, and (c) one-third of the Loss Reserve at such time.

          "Special Obligor" means Tenet Healthcare Corporation, and such other
           ---------------
Special Obligors as may be designated by the Collateral Agent (with the consent of the Managing Agents) from time to time.

          "Standard Concentration Limit" means, at any time, with respect to any
           ----------------------------
Obligor other than a Special Obligor, 3.75% of the aggregate Outstanding Balance of Eligible Receivables at such time.

          "Subsidiary" of a Person means (i) any corporation more than 50% of
           ----------
the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of Seller.

          "Tangible Net Worth" means total stockholders' equity minus goodwill,
           ------------------
patents, trade names, trade marks, copyrights, franchises, organizational expense, deferred assets other than prepaid insurance and prepaid taxes and such other assets as are properly classified as "intangible assets", for any corporation as determined in accordance with generally accepted accounting principles.

          "Taxes" has the meaning specified in Section 10.1(c).
           -----                               ---------------

          "Terminating Financial Institution" has the meaning specified in
           ---------------------------------
Section 12.5.
------------

          "Terminating Tranche" has the meaning set forth in Section 4.3(b).
           -------------------                               --------------

          "Termination Date" has the meaning set forth in Section 2.2.
           ----------------                               -----------

          "Termination Percentage" has the meaning set forth in Section 2.2.
           ----------------------                               -----------

          "Tranche Period" means, with respect to any Purchaser Interest held by
           --------------
a Financial Institution, including any Purchaser Interest or undivided interest in a Purchaser Interest assigned to a Financial Institution pursuant to a Liquidity Agreement:

          (a) if Yield for such Purchaser Interest is calculated on the basis of the LIBO Rate, a period of one, two, three or six months, or such other period as may be mutually agreeable to the applicable Managing Agent and Seller, commencing on a Business Day selected by Seller or such Managing Agent pursuant to this Agreement. Such Tranche Period shall end on the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such Tranche Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such Tranche Period shall end on the last Business Day of such succeeding month; or

          (b) if Yield for such Purchaser Interest is calculated on the basis of the Base Rate, a period selected by Seller and agreed to by the applicable Managing Agent, commencing and ending on a Business Day, provided no such period shall exceed one month.

If any Tranche Period would end on a day which is not a Business Day, such Tranche Period shall end on the next succeeding Business Day, provided, however,
                                                              --------
that in the case of Tranche Periods corresponding to the LIBO Rate, if such next succeeding Business Day falls in a new month, such Tranche Period shall end on the immediately preceding Business Day. In the case of any Tranche Period for any Purchaser Interest which commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such Tranche Period shall end on the Amortization Date. The duration of each Tranche Period which commences after the Amortization Date shall be of such duration as selected by the applicable Managing Agent. In no event shall any Tranche Period extend beyond the Facility Termination Date.

          "Transaction Documents" means, collectively, this Agreement, each
           ---------------------
Purchase Notice, the Receivables Sale Agreement, each Collection Account Agreement, the Fee Letter, the Mandate Letter, and all other instruments, documents and agreements executed and delivered in connection herewith.

          "Treasury" has the meaning specified in Section 12.6.
           --------                               ------------

          "UCC" means the Uniform Commercial Code as from time to time in effect
           ---
in the specified jurisdiction.

          "Yield" means (a) for each respective Tranche Period relating to
           -----
Purchaser Interests of the Financial Institutions, including any Purchaser Interests or undivided interest in a Purchaser Interest assigned to a Financial Institution pursuant to a Liquidity Agreement, an amount equal to the product of the applicable Discount Rate for each Purchaser Interest multiplied by the
                                                         -------------
Capital of such Purchaser Interest for each day elapsed during such Tranche Period, annualized on a 360 day basis, and (b) for each respective Settlement Period relating to Purchaser Interests of the Conduits, other than a Purchaser

Interest which, or an undivided interest in which, has been assigned by a Conduit to a Financial Institution pursuant to a Liquidity Agreement, an amount equal to the product of the applicable CP Rate multiplied by the Capital of such
                                               -------------
Purchaser Interest for each day elapsed during such Settlement Period, annualized on a 360 day basis.

          All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

                                  EXHIBIT II
                            FORM OF PURCHASE NOTICE
                                    [Date]

Bank One, NA,
  as Managing Agent for Falcon Asset
  Securitization Corporation
Asset-Backed Finance
1 Bank One Plaza
Chicago, Illinois 60670

Bank of America, N.A.,
  as Managing Agent for Receivables
  Capital Corporation
231 S. LaSalle Street
16/th/ Floor
IL1-231-16-05
Chicago, Illinois 60697-1407
Attention: Willem van Beek

     with a copy to:
     Bank of America, National Association
     100 North Tryon Street, 10/th/ Floor
     NC1-007-10-07
     Charlotte, North Carolina 28255
     Attention: Banc of America Securities LLC,
                Global Asset Backed Securitization Group,
                Conduit Management
                Telephone: (704) 386-7922
                Fax:       (704) 388-9169

The Bank of Nova Scotia,
  as Managing Agent for Liberty Street Funding Corp.
1 Liberty Plaza
New York, New York 10006
Attention: Richard Taiana

          Re: Purchase Notice
              ---------------

Ladies and Gentlemen:

          The undersigned refers to the Receivables Purchase Agreement dated as of July 14, 2000, among O&M Funding Corp., as Seller, Owens & Minor Medical, Inc., as

Servicer, Owens & Minor, Inc., as Parent, Falcon Asset Securitization Corporation, Receivable Capital Corporation and Liberty Street Funding Corp. (collectively, the "Conduits"), certain Financial Institutions parties thereto,
                    --------
Bank One, NA, Bank of America, N.A. and The Bank of Nova Scotia, as Managing Agents, and Bank One, NA, as Collateral Agent for the Conduits and the Financial Institutions (the "Receivables Purchase Agreement", capitalized terms used
                   ------------------------------
herein and not otherwise defined being used herein as defined in the Receivables Purchase Agreement), and hereby gives you notice, irrevocably, pursuant to
Section 1.2 of the Receivables Purchase Agreement, that the undersigned hereby
-----------
requests an Incremental Purchase under the Receivables Purchase Agreement, and in that connection sets forth below the information relating to such Incremental Purchase (the "Proposed Purchase") as required by Section 1.2 of the Receivables
               -----------------                  -----------
Purchase Agreement:

          (i) The Business Day of the Proposed Purchase is [insert purchase date], which date is at least one (1) Business Day after the date hereof.

          (ii) The requested Purchase Price in respect of the Proposed Purchase is $__________, and the amount of the Purchase Price to be funded by each Purchase Group is as follows:

          Falcon Purchase Group:          $__________

          RCC Purchase Group:             $__________

          Liberty Funding Purchase Group  $__________

          (iii) If the Proposed Purchase to be funded by the Financial Institutions, the requested Discount Rate is ____________ and the requested Tranche Period is __________.

          (iv) The requested maturity date for the Tranche Period is
_______________.

          Please wire-transfer the Purchase Price in immediately available funds on the above-specified date of purchase to:

[Account Name]
[Account No.]
[Bank Name & Address]
[ABA #]
Reference:
Telephone advice to: [Name] @ tel. No. ( )

          Please advise [Name] at telephone no. ( ) _________________ if the Conduits will not be making this purchase.

          In connection with the Incremental Purchase to be made on the above listed "Date of Purchase" (the "Purchase Date"), the Seller hereby certifies
                                -------------
that the following statements are
true on the date hereof, and will be true on the Purchase Date (before and after giving effect to the proposed Incremental Purchase):

          (i)   the representations and warranties of the Seller set forth in
Section 5.1 of the Receivables Purchase Agreement are true and correct on and as
-----------
of the Purchase Date as though made on and as of such date;

          (ii) no event has occurred and is continuing, or would result from the proposed Incremental Purchase, that will constitute an Amortization Event or a Potential Amortization Event;

          (iii) the Facility Termination Date has not occurred, the Aggregate Capital does not and shall not exceed the Purchase Limit and the aggregate Purchaser Interests do not and shall not exceed 100%; and

          (iv) the amount of Aggregate Capital would be $_________ after giving effect to the proposed Incremental Purchase to be made on the Purchase Date.

                                             Very truly yours,

                                             O&M FUNDING CORP.

                                             By:_________________________
                                             Name:
                                             Title:

                                  EXHIBIT III

     PLACES OF BUSINESS AND STATES OF INCORPORATION OF THE SELLER PARTIES;

                             LOCATIONS OF RECORDS;

                   FEDERAL EMPLOYER IDENTIFICATION NUMBER(S)

                                   EXHIBIT IV

                 NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS


----------------------------------------------------------------------------------------------------
          COLLECTION BANK                 COLLECTION                    LOCK-BOX ADDRESS
          ---------------                 ----------                    ----------------
                                            ACCOUNT
                                            -------
                                             NUMBER
                                             ------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

                                   EXHIBIT V

                         FORM OF COMPLIANCE CERTIFICATE

To: Bank One, NA, Bank of America, N.A. and The Bank of Nova Scotia, as Managing Agents

     This Compliance Certificate is furnished pursuant to that certain Receivables Purchase Agreement dated as of July 14, 2000, among O&M Funding Corp., as Seller, Owens & Minor Medical, Inc., as Servicer, Owens & Minor, Inc., as Parent, Falcon Asset Securitization Corporation, Receivable Capital Corporation and Liberty Street Funding Corp. (collectively, the "Conduits"),
                                                                 --------
certain Financial Institutions parties thereto, Bank One, NA, Bank of America, N.A. and The Bank of Nova Scotia, as Managing Agents, and Bank One, NA, as Collateral Agent for the Conduits and the Financial Institutions (the "Agreement", capitalized terms used herein and not otherwise defined being used
 ---------
herein as defined in the Agreement).

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

     1.  I am the duly elected _____________________ of Seller.

     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Seller and its Subsidiaries during the accounting period covered by the attached financial statements.

     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Potential Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth in paragraph 5 below.

     4.  Schedule I attached hereto sets forth financial data and computations
         ----------
evidencing the compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

     5. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Seller has taken, is taking, or proposes to take with respect to each such condition or event:

     The foregoing certifications, together with the computations set forth in

Schedule I hereto and the financial statements delivered with this Certificate
----------
in support hereof, are made and delivered this ____ day of ______________,
_____.

                              _________________________________
                              Name:
                              Title:

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

A. Schedule of Compliance as of __________, ____ with Section ___ of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

This schedule relates to the month ended:  _________

                                   EXHIBIT VI

                      FORM OF COLLECTION ACCOUNT AGREEMENT

                                  (Attached.)

                                  EXHIBIT VII

                          FORM OF ASSIGNMENT AGREEMENT

 THIS ASSIGNMENT AGREEMENT (this "Assignment Agreement") is entered into as of
                                  --------------------
    the ___ day of ____________, ____, by and between _____________________

               ("Assignor") and __________________ ("Assignee").
                 --------                            --------

                             PRELIMINARY STATEMENTS

          A. This Assignment Agreement is being executed and delivered in accordance with Section 12.1(b) of that certain Receivables Purchase Agreement
                ---------------
dated as of July 14, 2000, among O&M Funding Corp., as Seller, Owens & Minor Medical, Inc., as Servicer, Owens & Minor, Inc., as Parent, Falcon Asset Securitization Corporation, Receivable Capital Corporation and Liberty Street Funding Corp. (collectively, the "Conduits"), certain Financial Institutions
                                  --------
parties thereto, Bank One, NA, Bank of America, N.A. and The Bank of Nova Scotia, as Managing Agents, and Bank One, NA, as Collateral Agent for the Conduits and the Financial Institutions (the "Purchase Agreement", capitalized
                                              ------------------
terms used herein and not otherwise defined being used herein as defined in the Purchase Agreement).

          B. Assignor is a Financial Institution party to the Purchase Agreement, and Assignee wishes to become a Financial Institution thereunder; and

          C. Assignor is selling and assigning to Assignee an undivided ____________% (the "Transferred Percentage") interest in all of Assignor's
                    ----------------------
rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, Assignor's Commitment and (if applicable) the Capital of Assignor's Purchaser Interests as set forth herein.

          AGREEMENT

               The parties hereto hereby agree as follows:

     1. The sale, transfer and assignment effected by this Assignment Agreement shall become effective (the "Effective Date") two (2)
                                                 --------------
          Business Days (or such other date selected by the Agent in its sole discretion) following the date on which a notice substantially in the form of Schedule II to this Assignment Agreement ("Effective Notice")
                                                             ----------------
          is delivered by the Collateral Agent to the Conduit or Conduits which are in Assignor's Purchase Group, Assignor and Assignee. From and after the Effective Date, Assignee shall be a Financial Institution party to the Purchase Agreement for all purposes thereof as if Assignee were an original party thereto and Assignee agrees to be bound by all of the terms and provisions contained therein.

     2. If Assignor has no outstanding Capital under the Purchase Agreement, on the Effective Date, Assignor shall be deemed to have hereby transferred and assigned to Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred Percentage of Assignor's Commitment and all rights and obligations associated therewith under the terms of the Purchase Agreement, including, without limitation, the Transferred Percentage of Assignor's future funding obligations under Section 4.1 of the Purchase Agreement.

     3. If Assignor has any outstanding Capital under the Purchase Agreement, at or before 11:00 a.m., local time of Assignor, on the Effective Date Assignee shall pay to Assignor, in immediately available funds, an amount equal to the sum of (i) the Transferred Percentage of the outstanding Capital of Assignor's Purchaser Interests (such amount, being hereinafter referred to as the "Assignee's Capital"); (ii) all
                                                ------------------
          accrued but unpaid (whether or not then due) Yield attributable to Assignee's Capital; and (iii) accruing but unpaid fees and other costs and expenses payable in respect of Assignee's Capital for the period commencing upon each date such unpaid amounts commence accruing, to and including the Effective Date (the "Assignee's Acquisition Cost");
                                                 ---------------------------
          whereupon, Assignor shall be deemed to have sold, transferred and assigned to Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred Percentage of Assignor's Commitment and the Capital of Assignor's Purchaser Interests (if applicable) and all related rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, the Transferred Percentage of Assignor's future funding obligations under Section 4.1 of the Purchase Agreement.

     4. Concurrently with the execution and delivery hereof, Assignor will provide to Assignee copies of all documents requested by Assignee which were delivered to Assignor pursuant to the Purchase Agreement.

     5. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

     6. By executing and delivering this Assignment Agreement, Assignor and Assignee confirm to and agree with each other, the Agent and the Financial Institutions as follows: (a) other than the representation and warranty that it has not created any Adverse Claim upon any interest being transferred hereunder, Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with the Purchase Agreement or the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of Assignee, the Purchase Agreement or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of any collateral; (b) Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller, any Obligor, any Affiliate of the Seller or the performance or observance by the

                                     VII-2

        Seller, any Obligor, any Affiliate of the Seller or the performance or observance by the Seller, any Obligor, any Affiliate of the Seller of any of their respective obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto or in connection therewith; (c) Assignee confirms that it has received a copy of the Purchase Agreement and copies of such other Transaction Documents, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (d) Assignee will, independently and without reliance upon the Agent, any Conduit, the Seller or any other Financial Institution or Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement and the Transaction Documents; (e) Assignee appoints and authorizes the Collateral Agent and the Managing Agent of Assignor's Purchase Group to take such action as agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Collateral Agent and such Managing Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (f) Assignee agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Purchase Agreement and the other Transaction Documents, are required to be performed by it as a Financial Institution or, when applicable, as a Purchaser.

     7. Each party hereto represents and warrants to and agrees with the Agent that it is aware of and will comply with the provisions of the Purchase Agreement, including, without limitation, Sections 4.1 and 13.6 thereof.
                                                  ------------     ----

     8. Schedule I hereto sets forth the revised Commitment of Assignor and the Commitment of Assignee, as well as administrative information with respect to Assignee.

     9. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

    10. Assignee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all senior indebtedness for borrowed money of Company, it will not institute against, or join any other Person in instituting against, Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                                     VII-3

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers of the date hereof.

                                                  [ASSIGNOR]

                                                  By:____________________

                                                  Title:_________________

                                                  [ASSIGNEE]

                                                  By:____________________

                                                  Title:_________________

                                     VII-4

                       SCHEDULE I TO ASSIGNMENT AGREEMENT

                       LIST OF LENDING OFFICES, ADDRESSES
                       FOR NOTICES AND COMMITMENT AMOUNTS

Date: _______________, ____

Transferred Percentage:  ________%

 ----------------------------------------------------------------------------------------
                     A-1                 A-2                B-1               B-2
-----------------------------------------------------------------------------------------

  Assignor        Commitment         Commitment        Outstanding       Ratable Share
               (prior to giving     (after giving        Capital         of Outstanding
                effect to the       effect to the        (if any)           Capital
                  Assignment         Assignment
                  Agreement)         Agreement)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                         A-2               B-1                B-2
-----------------------------------------------------------------------------------------
   Assignee                          Commitment        Outstanding       Ratable Share
                                    (after giving        Capital         of Outstanding
                                    effect to the        (if any)           Capital
                                     Assignment
                                     Agreement)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

Address for Notices
-------------------

_____________________
_____________________
Attention:
Phone:
Fax:

                      SCHEDULE II TO ASSIGNMENT AGREEMENT

                                EFFECTIVE NOTICE

TO:_____________________, Assignor
   _____________________
   _____________________
   _____________________


TO:_____________________, Assignee
   _____________________
   _____________________
   _____________________


          The undersigned, as Collateral Agent under the Receivables Purchase Agreement dated as of July 14, 2000, among O&M Funding Corp., as Seller, Owens & Minor Medical, Inc., as Servicer, Owens & Minor, Inc., as Parent, Falcon Asset Securitization Corporation, Receivable Capital Corporation and Liberty Street Funding Corp. (collectively, the "Conduits"), certain Financial Institutions
                                  --------
parties thereto, Bank One, NA, Bank of America, N.A. and The Bank of Nova Scotia, as Managing Agents, and Bank One, NA, as Collateral Agent for the Conduits and the Financial Institutions (the "Receivables Purchase Agreement",
                                              ------------------------------
capitalized terms used herein and not otherwise defined being used herein as defined in the Receivables Purchase Agreement), and [_______] as Managing Agent for Assignor's Purchase Group hereby acknowledge[s] receipt of executed counterparts of a completed Assignment Agreement dated as of ____________, ____ between __________________, as Assignor, and __________________, as Assignee.
Terms defined in such Assignment Agreement are used herein as therein defined.

1. Pursuant to such Assignment Agreement, you are advised that the Effective Date will be ______________, ____.

2. The Managing Agent, on behalf of the affected Conduit(s), hereby consents to the Assignment Agreement as required by Section 12.1(b) of the Receivables Purchase Agreement.

3. [Pursuant to such Assignment Agreement, the Assignee is required to pay $____________ to Assignor at or before 11:00 a.m. (local time of Assignor) on the Effective Date in immediately available funds.]

                                   Very truly yours,

                                   BANK ONE, NA, individually and as Collateral
                                   Agent [and a Managing Agent]


                                   ____________________________, as a
                                   Managing Agent

                                   By:__________________________

                                   Title:_______________________

                                  EXHIBIT VIII

                          CREDIT AND COLLECTION POLICY


                                   Attached.

                 [See Exhibit V to Receivables Sale Agreement.]

                                   EXHIBIT IX

                              FORM OF CONTRACT(S)


                                   Attached.

                                   EXHIBIT X

                             FORM OF MONTHLY REPORT

                                   Attached.

                             FORM OF MONTHLY REPORT

          In addition to such other information as may be included on this exhibit, each Monthly Report should set forth the following with respect to the related Accrual Period (as defined in the Receivables Sale Agreement): (i) the aggregate Outstanding Balance of Receivables created and conveyed by each Originator to Seller in purchases pursuant to the Receivables Sale Agreement during such Accrual Period, as well as the Net Receivables Balance included therein, (ii) the aggregate purchase price payable to each Originator in respect of such purchases, specifying the Adjustment Factor (as defined in the Receivables Sale Agreement) in effect for such Accrual Period, the aggregate Purchase Price Credits (as defined in the Receivables Sale Agreement) deducted in calculating such aggregate purchase price, and the Facility Fee (as defined in the Receivables Sale Agreement) payable by each Originator in respect of such purchases, (iii) the aggregate amount of funds received by the Servicer during such Accrual Period which are to be applied as Reinvestments, (iv) the increase or decrease in the amount outstanding under the Subordinated Notes (as defined in the Receivables Sale Agreement) as of the end of such Accrual Period after giving effect to the application of funds toward the aggregate purchase price and the restrictions on Subordinated Loans (as defined in the Receivables Sale Agreement) set forth in Section 1.2(a)(iii) of the Receivables Sale Agreement,
(v) the increase or decrease in the amount outstanding under the Originator Note (as defined in the Receivables Sale Agreement) as of the end of such Accrual Period, and (vi) the outstanding balance of Excluded Receivables as of the end of such Accrual Period.

          The above is a true and accurate accounting pursuant to the terms of the Receivables Purchase Agreement dated as of July 14, 2000, among O&M Funding Corp., as Seller, Owens & Minor Medical, Inc., as Servicer, Owens & Minor, Inc., as Parent, Falcon Asset Securitization Corporation, Receivable Capital Corporation and Liberty Street Funding Corp. (collectively, the "Conduits"),
                                                                 --------
certain Financial Institutions parties thereto, Bank One, NA, Bank of America, N.A. and The Bank of Nova Scotia, as Managing Agents, and Bank One, NA, as Collateral Agent for the Conduits and the Financial Institutions (the "Agreement"), and I have no knowledge of the existence of any conditions or
 ---------
events which constitute an Amortization Event or Potential Amortization Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by this monthly report or as of the date of this certificate, except as set forth below.

By:_________________________
Name:_______________________
Company Name:_______________
Date:_______________________

                                   EXHIBIT XI

                           FORM OF JOINDER AGREEMENT

                                   Attached.

                                  SCHEDULE A

         COMMITMENTS OF FINANCIAL INSTITUTIONS; GROUP PURCHASE LIMITS

PURCHASE GROUP: FALCON
GROUP PURCHASE LIMIT: $75,000,000

--------------------------------------------------------------------------------
           Financial Institution                              Commitment
           ---------------------                              ----------
------------------------------------------  ------------------------------------
Bank One, NA                                                  $75,000,000
--------------------------------------------------------------------------------

PURCHASE GROUP: RCC
GROUP PURCHASE LIMIT: $75,000,000

--------------------------------------------------------------------------------
           Financial Institution                              Commitment
           ---------------------                              ----------
------------------------------------------  ------------------------------------
Bank of America, National Association                         $75,000,000
--------------------------------------------------------------------------------

PURCHASE GROUP: Liberty Funding
GROUP PURCHASE LIMIT: $75,000,000

--------------------------------------------------------------------------------
           Financial Institution                              Commitment
           ---------------------                              ----------
----------------------------------------------  --------------------------------
The Bank of Nova Scotia                                       $75,000,000
--------------------------------------------------------------------------------

                                  SCHEDULE B

                    DOCUMENTS TO BE DELIVERED TO THE AGENTS

                      ON OR PRIOR TO THE INITIAL PURCHASE

                                   Attached.

                                    ANNEX A

                       DEFINED TERMS FOR SECTION 9.1(j)

          "Acquisition", by any Person, means the purchase or acquisition by
           -----------
such Person of any Capital Stock of another Person (other than a member of the Consolidated Group) or all or any substantial portion of the Property (other than Capital Stock) of another Person (other than a member of the Consolidated Group), whether or not involving a merger or consolidation with such other Person.

          "Additional Credit Party" means each Person that becomes a Guarantor
           -----------------------
after April 24, 2000 by execution of a Joinder Agreement.

          "Capital Lease" means any lease the payments and obligations with
           -------------
respect to which would be required to be capitalized in accordance with GAAP.

          "Capital Stock" means (i) in the case of a corporation, capital stock,
           -------------
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Consolidated Capital Expenditures" means, for any period, without
           ---------------------------------
duplication, all expenditures (whether paid in cash or other consideration) of the members of the Consolidated Group during such period that, in accordance with GAAP, are or should be included in additions to property, plant and equipment or similar items reflected in the consolidated statement of cash flows for such period; provided, that Consolidated Capital Expenditures shall not
                 --------
include, for purposes hereof, expenditures of proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire assets or properties useful in the business of the members of the Consolidated Group.

          "Consolidated Current Assets" means, as of any date, the sum of (a)
           ---------------------------
the total amount of current assets of the members of the Consolidated Group on a consolidated basis determined in accordance with GAAP and (b) to the extent not included in the foregoing clause (a), the aggregate net book value of all Receivables transferred to a Securitization Subsidiary or other Person in connection with a Qualified Securitization Transaction.

                                   Annex A-1

          "Consolidated Current Liabilities" means, as of any date, the total
           --------------------------------
amount of current liabilities of the members of the Consolidated Group on a consolidated basis determined in accordance with GAAP.

          "Consolidated Current Ratio" means, as of any date, the ratio of
           --------------------------
Consolidated Current Assets on such date to Consolidated Current Liabilities on such date.

          "Consolidated EBITDA" means, for any period, the sum of (a)
           -------------------
Consolidated Net Income for such period plus (b) to the extent deducted in
                                        ----
determining net income for such period, (i) Consolidated Interest Expense, (ii) taxes, and (iii) depreciation and amortization, in each case for the members of the Consolidated Group on a consolidated basis as determined in accordance with GAAP.

          "Consolidated Fixed Charge Coverage Ratio" means, as of the end of any
           ----------------------------------------
fiscal quarter of the Parent, the ratio of Consolidated Net Income Available for Fixed Charges for the period of four consecutive fiscal quarters ending on such date to Consolidated Fixed Charges for the period of four consecutive fiscal quarters ending on such date.

          "Consolidated Fixed Charges" means, for any period, without
           --------------------------
duplication, the sum of (i) all Consolidated Interest Expense during such period, (ii) all Consolidated Rent Expense payable during such period, (iii) current maturities of Funded Debt during such period, and (iv) all dividends and other payments or distributions on the Capital Stock of a member of the Consolidated Group (other than (A) dividends or distributions payable in the same class of Capital Stock of such member of the Consolidated Group and (B) payments described in clauses (ii) and (iii) of the definition of "Restricted
                                                                   ----------
Payment") made during such period, in each case for the members of the
-------
Consolidated Group on a consolidated basis determined in accordance with GAAP.

          "Consolidated Group" means the Parent and its Subsidiaries.
           ------------------

          "Consolidated Interest Expense" means, for any period, all interest
           -----------------------------
expense, including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Securitization Transactions (including, without limitation, the discount in connection with the sale of Receivables and Receivables Related Assets in connection with a Qualified Securitization Transaction), in each case for the members of the Consolidated Group on a consolidated basis determined in accordance with GAAP. For purposes hereof, Consolidated Interest Expense shall include distributions paid on the Preferred Securities (but without duplication for interest payable under the Junior Subordinated Debentures).

          "Consolidated Net Income" means, for any period, the net income (or
           -----------------------
loss) of the members of the Consolidated Group on a consolidated basis determined in accordance with GAAP, but excluding for purposes of determining compliance with the Consolidated Fixed Charge Coverage Ratio, the Consolidated Senior Leverage Ratio and the Consolidated Total Leverage Ratio:

                                   Annex A-2

          (a) any extraordinary gains or losses on the sale or other disposition of assets, and any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses;

          (b)  the proceeds of any life insurance policy;

          (c) net earnings of any business entity (other than a Subsidiary) in which any member of the Consolidated Group has an ownership interest unless such net earnings shall have actually been received by such member of the Consolidated Group in the form of cash distributions; and

          (d) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of dividends to the members of the Consolidated Group.

          "Consolidated Net Income Available for Fixed Charges" means, for any
           ---------------------------------------------------
period, the sum of (a) Consolidated EBITDA for such period plus (b) Consolidated
                                                           ----
Rent Expense for such period minus (v) Consolidated Capital Expenditures for
                             -----
such period.

          "Consolidated Net Worth" means total stockholders' equity for the
           ----------------------
members of the Consolidated Group on a consolidated basis as determined in accordance with GAAP (but including, for purposes hereof, without duplication, the Preferred Securities and the Indebtedness evidenced by the Junior Subordinated Debentures and excluding, for purposes hereof, "accumulated other comprehensive income" as such term is defined in Financial Accounting Standards Board Statement 130).

          "Consolidated Rent Expense" means, for any period, all fixed payments
           -------------------------
(including as such all payments which the lessee is obligated to make to the lessor on termination of the lease or surrender of the leased property) payable by any member of the Consolidated Group, as lessee or sublessee under a lease of real or personal property, determined on a consolidated basis in accordance with GAAP, but shall be exclusive of (a) any amounts required to be paid by such Person (whether designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes and similar charges, determined on a consolidated basis in accordance with GAAP, (b) any amounts payable by a member of the Consolidated Group to another member of the Consolidated Group and (c) any charge relating to that special non-recurring charge to earnings of $11.2 million taken in the fiscal quarter ending June 30, 1998 relating to the loss of the medical/surgical distribution contract with Columbia/HCA Healthcare Corporation. Fixed rents under any so-called "percentage leases" shall be computed solely on the basis of the minimum rents, if any, required to be paid by the lessee regardless of sales volume or gross revenues.

          "Consolidated Senior Debt" means, as of any date, Consolidated Total
           ------------------------
Debt less Subordinated Debt of the members of the Consolidated Group on a consolidated basis determined in accordance with GAAP.

                                   Annex A-3

          "Consolidated Senior Leverage Ratio" means, as of the end of any
           ----------------------------------
fiscal quarter of the Parent, the ratio of Consolidated Senior Debt on such date to Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date.

          "Consolidated Total Debt" means, as of any date, all Funded Debt of
           -----------------------
the members of the Consolidated Group on a consolidated basis determined in accordance with GAAP.

          "Consolidated Total Leverage Ratio" means, as of the end of any fiscal
           ---------------------------------
quarter of the Parent, the ratio of Consolidated Total Debt on such date to Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such date.

          "Credit Party" means any of the Parent and the Guarantors.
           ------------

          "Equity Transaction" means, with respect to any member of the
           ------------------
Consolidated Group, any issuance or sale of shares of its Capital Stock, other than (i) an issuance in connection with a conversion of debt securities to equity, (ii) an issuance in connection with exercise by a present or former employee, officer or director under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement, (iii) the conversion of Preferred Securities into common stock of the Parent, and (iv) an issuance of the Capital Stock of the Parent in connection with an Acquisition permitted under the Parent Credit Agreement as in effect on the date hereof.

          "Funded Debt" means, with respect to any Person, without duplication,
           -----------
(i) the principal amount of all obligations of such Person for borrowed money,
(ii) the principal amount of all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (iii) the principal amount of all Support Obligations of such Person with respect to Funded Debt of another Person, (iv) the maximum stated amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder to the extent unreimbursed (other than letters of credit
(A) supporting other Indebtedness of such Person or (B) offset by a like amount of cash or government securities pledged or held in escrow to secure such letter of credit and draws thereunder), (v) the principal amount of all purchase money Indebtedness (including for purposes hereof, indebtedness and obligations in respect of conditional sale or title retention arrangements described in clause
(j) of the definition of "Indebtedness" and obligations in respect of the deferred purchase price of property or services described in clause (c) of the definition of "Indebtedness") of such Person, including without limitation the
               ------------
principal portion of all obligations of such Person under Capital Leases, (vi) the principal amount of all Funded Debt of another Person secured by a Lien on any Property of such Person, whether or not such Funded Debt has been assumed, provided that for purposes hereof the amount of such Funded Debt shall be
--------
limited to the amount of such Funded Debt as to which there is recourse to such Person or the fair market value of the property which is subject to the Lien, if less, (vii) the aggregate net amount of Indebtedness or obligations relating to the sale, contribution or other conveyance of accounts receivable (or similar transaction) (exclusive of intercompany obligations owing between the Securitization Subsidiary and a Credit Party pursuant to a Qualified Securitization Transaction permitted under the Parent Credit Agreement

                                   Annex A-4
as in effect on the date hereof) regardless of whether such transaction is effected without recourse or in a manner which would not be reflected on a balance sheet in accordance with GAAP, (viii) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease under GAAP, and (ix) the maximum amount of all contingent obligations (including, without limitation, obligations to make earn-out payments) of such Person incurred in connection with Acquisitions permitted under Section 8.4 of the Parent Credit Agreement as in effect on the date hereof
      -----------
and Acquisitions consummated prior to April 24, 2000. The Funded Debt of any Person shall include the Funded Debt of any partnership or joint venture in which such Person is a general partner or joint venturer, but only to the extent to which there is recourse to such Person for the payment of such Funded Debt. For purposes hereof, Funded Debt shall also include payments in respect of Funded Debt which constitute current liabilities of the obligor under GAAP but shall exclude the Preferred Securities and the Indebtedness evidenced by the Junior Subordinated Debentures.

          "GAAP" means generally accepted accounting principles in the United
           ----
States applied on a consistent basis and subject to the terms of Section 1.3 of the Parent Credit Agreement as in effect on the date hereof.

          "Governmental Authority" means any federal, state, local or foreign
           ----------------------
court or governmental agency, authority, instrumentality or regulatory body.

          "Guarantor" means each Person identified as a "Guarantor" on the
           ---------
signature pages to the Parent Credit Agreement as in effect on the date hereof and each Additional Credit Party, together with their successors and permitted assigns.

          "Hedging Agreements" means any interest rate protection agreement or
           ------------------
foreign currency exchange agreement.

          "Indebtedness" means, with respect to any Person, without duplication,
           ------------
(a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person which would appear as liabilities on a balance sheet of such Person in accordance with GAAP, (d) all Support Obligations of such Person with respect to Indebtedness of another Person, (e) the maximum stated amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder to the extent unreimbursed (other than letters of credit (i) supporting other Indebtedness of such Person or (ii) offset by a like amount of cash or government securities pledged or held in escrow to secure such letter of credit and draws thereunder), (f) the principal portion of all obligations of such Person under Capital Leases, (g) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the

                                   Annex A-5
obligations secured thereby have been assumed, provided that for purposes hereof
                                               --------
the amount of such Indebtedness shall be limited to the amount of such Indebtedness as to which there is recourse to such Person or the fair market value of the Property which is subject to the Lien, if less, (h) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (i) all obligations of such Person under interest rate protection agreements and foreign currency exchange agreements (including, without limitation, Hedging Agreements), (j) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (k) all preferred stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration at any time prior to the Facility Termination Date (as defined in Exhibit I to this Agreement), (l) the aggregate net amount of Indebtedness or obligations relating to the sale, contribution or other conveyance of accounts receivable (or similar transaction) (exclusive of intercompany obligations owing between the Securitization Subsidiary and a Credit Party pursuant to a Qualified Securitization Transaction permitted under the Parent Credit Agreement as in effect on the date hereof) regardless of whether such transaction is effected without recourse or in a manner which would not be reflected on a balance sheet in accordance with GAAP, (m) the principal portion of all obligations of such Person under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease under GAAP, (n) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer, but only to the extent to which there is recourse to such Person for the payment of such Indebtedness, and (o) the maximum amount of all contingent obligations (including, without limitation, obligations to make earn-out payments) of such Person incurred in connection with Acquisitions permitted under Section 8.4 of the Parent Credit Agreement as in effect on the date hereof and Acquisitions consummated prior to April 24, 2000. For purposes hereof, Indebtedness shall also include payments in respect to Indebtedness which constitute current liabilities of the obligor under GAAP. The Indebtedness of any Person shall not include (a) trade debt incurred in the ordinary course of business and due within twelve months of the incurrence thereof, (b) accrued expenses and (c) accrued pension and retirement plan liabilities to the extent such liabilities would not appear as debt on a balance sheet of such Person in accordance with GAAP.

          "Joinder Agreement" means a Joinder Agreement substantially in the
           -----------------
form of Schedule 7.11 to the Parent Credit Agreement as in effect on the date hereof executed and delivered by an Additional Credit Party in accordance with the provisions of Section 7.11 of the Parent Credit Agreement as in effect on the date hereof.

          "Junior Subordinated Debentures" means the junior subordinated
           ------------------------------
convertible deferrable interest debentures issued by the Parent pursuant to the Junior Subordinated Indenture dated May 13, 1998, the interest payments on which are used to make cash distributions on Preferred Securities.

                                   Annex A-6

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
           ----
arrangement, security interest, encumbrance, lien (statutory or otherwise), preference or priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof) securing or purporting to secure any Indebtedness.

          "Parent" means Owens & Minor, Inc., a Virginia corporation.
           ------

          "Parent Credit Agreement" means that certain Credit Agreement dated as
           -----------------------
of April 24, 2000 among the Parent, certain of its Subsidiaries identified therein, First Union National Bank and SunTrust Bank, as Syndication Agents, Bank One, as Managing Agent, The Bank of Nova Scotia, as Co-Agent, Bank of America, as Administrative Agent, and the other financial institutions parties thereto (as amended, restated, supplemented or otherwise modified from time to time), or any successor facility.

          "Person" means any individual, partnership, joint venture, firm,
           ------
corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

          "Preferred Securities" means pass-through securities, capital
           --------------------
securities or other preferred securities issued by a statutory business trust or other similar special purpose entity owned or controlled by any member of the Consolidated Group the proceeds of which are invested in or exchanged for Junior Subordinated Debentures.

          "Property" means any interest in any kind of property or assets,
           --------
whether real, personal or mixed, or tangible or intangible.

          "Qualified Securitization Transaction" means any Securitization
           ------------------------------------
Transaction provided that (A) no portion of the Indebtedness or any other obligations (contingent or otherwise) under such Securitization Transaction shall be (i) recourse to any member of the Consolidated Group other than pursuant to Standard Securitization Obligations, (ii) supported by Support Obligations of any member of the Consolidated Group other than pursuant to Standard Securitization Obligations, or (iii) secured (directly or indirectly, contingently or otherwise) by any Lien on any Property of any member of the Consolidated Group other than pursuant to Standard Securitization Obligations,
(B) the "Administrative Agent" and the "Required Banks" each under and as defined in the Parent Credit Agreement shall be reasonably satisfied with the structure thereof and documentation therefor, including the discount at which such accounts receivable are sold or the advance rate against which borrowings are advanced and the applicable termination events which shall, in any event, be consistent with those prevailing in the market for similar transactions, and (C) the accounts receivable purchase agreement or other similar agreements relating thereto shall not be amended or modified in a manner materially adverse to the interests of the "Banks" each under and as defined in the Parent Credit Agreement (as determined by the Administrative Agent and the Required Banks in their reasonable discretion

                                   Annex A-7

(including, without limitation, any change in (i) the amount of Securitization Receivables and Receivables Related Assets covered thereby, (ii) the discount rate at which the Securitization Receivables and Receivables Related Assets are sold, (iii) the advance rate against which amounts are advanced, and (iv) the applicable termination events)) except with the prior written consent of the Administrative Agent and the Required Banks.

          "Receivables" means any right of payment whether constituting an
           -----------
account, chattel paper, instrument, general intangible or otherwise, arising from the sale, lease or financing by the Parent or any Subsidiary of the Parent of merchandise or rendering of services, and monies due thereunder.

          "Receivables Related Assets" means (i) any rights arising under the
           --------------------------
documentation governing or relating to any Securitization Receivables (including rights in respect of Liens securing such Securitization Receivables and other credit support in respect of such Securitization Receivables), (ii) any proceeds of such Securitization Receivables and any lockboxes or accounts in which such proceeds are deposited, (iii) spread accounts and other similar accounts (and any amounts on deposit therein) established in connection with a Qualified Securitization Transaction, (iv) any warranty, indemnity, dilution and other intercompany claim arising out of the documentation evidencing any Qualified Securitization Transaction, and (v) other assets that are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization transactions involving accounts receivable.

          "Restricted Payment" by any Person means (i) any dividend or other
           ------------------
payment or distribution, direct or indirect, on account of any shares of any class of Capital Stock of such Person, now or hereafter outstanding (including without limitation any payment in connection with any dissolution, merger, consolidation or disposition involving such Person), or to the holders, in their capacity as such, of any shares of any class of Capital Stock of such Person, now or hereafter outstanding (other than dividends or distributions payable in the same class of Capital Stock of such Person or dividends or distributions payable to any Credit Party (directly or indirectly through Subsidiaries)), (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of such Person, now or hereafter outstanding, and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of such Person, now or hereafter outstanding.

          "Securitization Receivables" shall have the meaning given to such term
           --------------------------
in the definition of "Securitization Transaction".

          "Securitization Subsidiary" means (a) O&M Funding Corp. and (b) any
           -------------------------
other wholly owned Subsidiary which engages in no activities other than those reasonably related to or in connection with the entering into of Securitization Transactions and which is designated by the Board of Directors of the Parent (as provided below) as a Securitization Subsidiary; provided that no member of the Consolidated Group (i) shall provide credit support to such Securitization Subsidiary, (ii) shall have any contract, agreement, arrangement or understanding with such

                                   Annex A-8

Securitization Subsidiary other than on terms that are fair and reasonable and that are no less favorable to such member of the Consolidated Group than could be obtained from an unrelated Person (other than representations, warranties and covenants (including those relating to servicing) entered into in the ordinary course of business in connection with a Qualified Securitization Transaction and intercompany notes relating to the sale of Securitization Receivables to such Securitization Subsidiary) and (iii) no member of the Consolidated Group shall have any obligation to maintain or preserve such Securitization Subsidiary's financial condition or to cause such Securitization Subsidiary to achieve certain levels of operating results.

          "Securitization Transaction" means any financing transaction or series
           --------------------------
of financing transactions that have been or may be entered into by a member of the Consolidated Group pursuant to which such member of the Consolidated Group may sell, convey or otherwise transfer to (i) a Securitization Subsidiary or
(ii) any other Person, or may grant a security interest in, any accounts receivable, notes receivable, rights to future lease payments or residuals or other similar rights to payment (the "Securitization Receivables") (whether such
                                      --------------------------
Securitization Receivables are then existing or arising in the future) of such member of the Consolidated Group, and any assets related thereto, including without limitation, all security interests in merchandise or services financed thereby, the proceeds of such Securitization Receivables, and other assets which are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets.

          "Senior Subordinated Notes" means those $150,000,000 10.875% Senior
           -------------------------
Subordinated Notes of the Parent due 2006.

          "Special Purpose Vehicle" means a trust, partnership or other entity
           -----------------------
established by any member of the Consolidated Group to implement a Qualified Securitization Transaction.

          "Standard Securitization Obligations" means representations,
           -----------------------------------
warranties, covenants, indemnities and other obligations entered into by any member of the Consolidated Group which are reasonably customary in asset securitization transactions involving accounts receivable.

          "Subordinated Debt" means (i) the Indebtedness evidenced by the Senior
           -----------------
Subordinated Notes, (ii) the Indebtedness evidenced by the Junior Subordinated Debentures and (iii) any other Indebtedness which by its terms is specifically subordinated in right of payment to the prior payment of the obligations under the Parent Credit Agreement and any Hedging Agreement provided by a "Bank" (under and as defined in the Parent Credit Agreement) or an affiliate of a Bank on terms and conditions which are, and evidenced by documentation which is, satisfactory to the "Required Banks" (under and as defined in the Parent Credit Agreement).

          "Subsidiary" means, as to any Person, (i) any corporation more than
           ----------
50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through

                                   Annex A-9

Subsidiaries, and (ii) any partnership, association, joint venture or other entity in which such person directly or indirectly through Subsidiaries has more than 50% equity interest at any time. Except as otherwise expressly provided, all references herein to "Subsidiary" shall mean a Subsidiary of the Parent; provided, however, that any Special Purpose Vehicle shall not be considered to be a Subsidiary of the Parent for purposes of this Annex A.

          "Support Obligations" means, with respect to any Person, without
           -------------------
duplication, any obligations of such Person (other than (i) endorsements in the ordinary course of business of negotiable instruments for deposit or collection and (ii) Standard Securitization Obligations relating to Qualified Securitization Transactions) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor,
(ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness against loss in respect thereof, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Support Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Support Obligation is made.

                                  Annex A-10